KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
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YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
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INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-BLUE CHIP GROWTH FUND





                                        SEMI
                                         ANN
                                         UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-BLUE CHIP GROWTH FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH:   VIF - BLUE CHIP GROWTH FUND

     This line graph compares the value of a $10,000 investment in VIF - Blue Chip Growth Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Blue Chip Growth Fund         S&P 500 Index(2)

8/97        $10,000                             $10,000

6/98        $12,600                             $12,773

6/99        $16,037                             $15,679

6/00        $20,710                             $16,816

6/01        $10,302                             $14,324

     For the six-month period ended June 30, 2001, the value of your shares declined 30.06%. In comparison, the S&P 500 Index fell 6.69% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                            VIF-BLUE CHIP GROWTH FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01 (1)

1 year                                                   (51.92%)
--------------------------------------------------------------------------------
3 years                                                   (6.49%)
--------------------------------------------------------------------------------
Since inception (8/97)                                     0.78%
--------------------------------------------------------------------------------

     The fund's underperformance relative to its benchmark was primarily due to extremely difficult conditions in the first quarter, when the high-quality growth stocks that we target were punished by a sustained sell-off. Specifically, our substantial position in the technology sector proved detrimental, with few companies in that area overcoming the correction. Telecommunication equipment holdings were also hard-hit by a sharp slowdown in corporate expenditures -- and these firms continued to struggle throughout the second quarter. JDS Uniphase and Corning Inc, for example, experienced heavy losses. Although their inclusion in the portfolio hurt our first-half performance, we remain confident that they can grow over time, which is why we retained them in the fund.

     Indeed, our commitment to investing only in those companies that we believe possess strong, long-term growth prospects never wavered throughout the half's volatility. By taking this approach, we were able to make up some ground during the second quarter. In April and early May, when the market suddenly surged forward in the wake of a surprise Federal Reserve interest rate cut and talk of a possible second-half recovery, investors rotated back into growth stocks. Our discipline was rewarded by a strong second quarter.

     Another bright spot for the fund was consistently strong performance from some of our largest holdings. We were particularly pleased with eBay Inc, the online auction pioneer and a company that we believe has developed a business model truly representing the unique possibilities provided by the Internet. By bringing buyers and sellers together in an environment that does not have an offline counterpart, eBay has effectively set itself apart from the competition. In building this position, the company was able to post a solid gain during the half.

     Looking ahead, the Federal Reserve's first-half interest rate cuts may begin to stimulate the economy in the second half of the year. In the past it has taken at least six months for such actions to have a positive impact, and we are now in the sixth month since the first rate reduction of the year. With this in mind, our long-term outlook is optimistic, though weak earnings and relatively high valuations may produce additional volatility over the near term.

FUND MANAGEMENT

TRENT E. MAY,  CFA
     Senior Vice President, INVESCO Funds Group. BS, Florida Institute of Technology; MBA, Rollins College. Joined INVESCO in 1996. Began investment career in 1991.

DOUGLAS J. MCELDOWNEY, CFA, CPA
     Vice President, INVESCO Funds Group. BA, University of Kentucky; MBA, Rollins College. Joined INVESCO in 1999. Began investment career in 1984.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY OTHER MARKET INDEX.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
93.95 COMMON STOCKS
3.18  BIOTECHNOLOGY--HEALTH CARE
      Genentech Inc(a)                                   1,180     $   65,018
      MedImmune Inc(a)                                   1,715         80,948
================================================================================
                                                                      145,966
1.16  BROADCASTING
      General Motors Class H Shrs(a)                     2,635         53,359
================================================================================
0.74  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)      1,955         34,193

9.72  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                      4,030        153,140
      JDS Uniphase(a)                                   15,795        197,437
      Nokia Corp Sponsored ADR Representing Ord Shrs     2,955         65,128
      QUALCOMM Inc(a)                                      535         31,287
================================================================================
                                                                      446,992
9.02  COMPUTER SOFTWARE & SERVICES
      BEA Systems(a)                                     2,310         70,940
      Check Point Software Technologies Ltd(a)             455         23,009
      i2 Technologies(a)                                 3,750         74,250
      Microsoft Corp(a)                                  1,470        107,310
      Oracle Corp(a)                                     2,610         49,590
      Siebel Systems(a)                                    990         46,431
      VERITAS Software(a)                                  650         43,245
================================================================================
                                                                      414,775
4.86  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                  4,840        212,912
      McDATA Corp Class A Shrs(a)                          600         10,530
================================================================================
                                                                      223,442
4.03  COMPUTERS--HARDWARE
      EMC Corp(a)                                        3,485        101,239
      Sun Microsystems(a)                                5,350         84,102
================================================================================
                                                                      185,341
6.66  COMPUTERS--NETWORKING
      Cisco Systems(a)                                   9,110        165,802
      Juniper Networks(a)                                1,635         50,848
      Sycamore Networks(a)                               9,600         89,472
================================================================================
                                                                      306,122
1.25  COMPUTERS--PERIPHERALS
      Palm Inc(a)                                        9,431         57,246
================================================================================
0.96  ELECTRICAL EQUIPMENT
      Celestica Inc(a)                                     855         44,033
================================================================================

                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
17.12 ELECTRONICS--SEMICONDUCTORS
      Analog Devices(a)                                  2,945     $  127,371
      Applied Micro Circuits(a)                          7,945        136,654
      Cypress Semiconductor(a)                           1,995         47,581
      LSI Logic(a)                                       1,200         22,560
      Maxim Integrated Products(a)                       3,265        144,346
      RF Micro Devices(a)                                1,615         43,557
      Texas Instruments                                    950         29,925
      Vitesse Semiconductor(a)                           6,265        131,816
      Xilinx Inc(a)                                      2,495        102,894
================================================================================
                                                                      786,704
5.70  ENTERTAINMENT
      AOL Time Warner(a)                                 4,940        261,820
================================================================================
2.89  EQUIPMENT--SEMICONDUCTOR
      Applied Materials(a)                                 925         45,417
      ASM Lithography Holding NV
        New York Registered Shrs(a)                      2,830         62,968
      Taiwan Semiconductor Manufacturing Ltd Sponsored
        ADR Representing 5 Ord Shrs(a)                   1,600         24,304
================================================================================
                                                                      132,689
3.34  FINANCIAL--DIVERSIFIED
      Citigroup Inc                                      2,398        126,710
      Stilwell Financial                                   800         26,848
================================================================================
                                                                      153,558
1.82  HEALTH CARE DRUGS--PHARMACEUTICALS
      Pfizer Inc                                         2,085         83,504
================================================================================
3.43  INVESTMENT BANK/BROKER FIRM
      Goldman Sachs Group                                  200         17,160
      Merrill Lynch & Co                                 1,235         73,174
      Schwab (Charles) Corp                              4,395         67,243
================================================================================
                                                                      157,577
4.09  MANUFACTURING--DIVERSIFIED
      Corning Inc                                       11,240        187,820
================================================================================
0.84  RETAIL--BUILDING SUPPLIES
      Home Depot                                           827         38,497
================================================================================
2.58  RETAIL--SPECIALTY
      eBay Inc(a)                                        1,735        118,830
================================================================================
3.80  SERVICES--COMPUTER SYSTEMS
      VeriSign Inc(a)                                    2,912        174,749
================================================================================
3.86  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)             10,145        177,537
================================================================================
2.90  TELECOMMUNICATIONS--LONG DISTANCE
      Qwest Communications International                 4,180        133,217
================================================================================
      TOTAL COMMON STOCKS (COST $5,340,567)                         4,317,971
================================================================================
6.05  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 6/29/2001 due 7/2/2001 at 3.880%,
        repurchased at $278,090 (Collateralized
        by US Treasury Bonds, due 8/15/2019 at
        8.125%, value $286,234) (Cost  $278,000)     $ 278,000     $  278,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $5,618,567)
       (Cost for Income Tax Purposes $6,483,190)                   $4,595,971
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                    BLUE CHIP
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $  5,618,567
================================================================================
  At Value(a)                                                    $  4,595,971
Cash                                                                      620
Receivables:
  Investment Securities Sold                                           60,454
  Fund Shares Sold                                                      2,885
  Dividends and Interest                                                  158
Prepaid Expenses and Other Assets                                         467
================================================================================
TOTAL ASSETS                                                        4,660,555
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     119,566
  Fund Shares Repurchased                                                 168
Accrued Expenses and Other Payables                                     3,993
================================================================================
TOTAL LIABILITIES                                                     123,727
================================================================================
NET ASSETS AT VALUE                                              $  4,536,828
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $  7,570,797
Accumulated Undistributed Net Investment Loss                         (19,355)
Accumulated Undistributed Net Realized Loss
  on Investment Securities                                         (1,992,018)
Net Depreciation of Investment Securities                          (1,022,596)
================================================================================
NET ASSETS AT VALUE                                              $  4,536,828
================================================================================
Shares Outstanding                                                    467,816
NET ASSET VALUE, Offering and Redemption Price per Share         $       9.70
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $278,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED

                                                                    BLUE CHIP
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      4,606
Interest                                                               12,729
================================================================================
  TOTAL INCOME                                                         17,335
================================================================================
EXPENSES
Investment Advisory Fees                                               20,747
Administrative Services Fees                                           11,468
Custodian Fees and Expenses                                             7,254
Directors' Fees and Expenses                                            4,562
Interest Expenses                                                         229
Professional Fees and Expenses                                          8,179
Registration Fees and Expenses                                             20
Transfer Agent Fees                                                     2,500
Other Expenses                                                            336
================================================================================
  TOTAL EXPENSES                                                       55,295
  Fees and Expenses Absorbed by Investment Adviser                    (18,121)
  Fees and Expenses Paid Indirectly                                      (517)
================================================================================
     NET EXPENSES                                                      36,657
================================================================================
NET INVESTMENT LOSS                                                   (19,322)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                         (1,682,568)
Change in Net Depreciation of Investment Securities                  (171,344)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                  (1,853,912)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (1,873,234)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BLUE CHIP GROWTH FUND

                                                     SIX MONTHS          YEAR
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2001          2000
                                                      UNAUDITED
OPERATIONS
Net Investment Loss                                 $   (19,322)$     (17,445)
Net Realized Loss on Investment Securities           (1,682,568)     (303,105)
Change in Net Depreciation of Investment Securities    (171,344)   (1,088,814)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS           (1,873,234)   (1,409,364)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities                    0       (79,745)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         4,866,012     4,177,449
Reinvestment of Distributions                                 0        79,745
================================================================================
                                                      4,866,012     4,257,194
Amounts Paid for Repurchases of Shares               (2,197,166)      (58,878)
================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                        2,668,846     4,198,316
================================================================================
TOTAL INCREASE IN NET ASSETS                            795,612     2,709,207
NET ASSETS
Beginning of Period                                   3,741,216     1,032,009
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($19,355) and ($33), respectively)                 $4,536,828   $ 3,741,216
================================================================================

                   --------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             408,796       211,717
Shares Issued from Reinvestment of Distributions              0         5,392
================================================================================
                                                        408,796       217,109
Shares Repurchased                                     (210,794)       (3,223)
================================================================================
NET INCREASE IN FUND SHARES                             198,002       213,886
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (the "Fund", presented herein), Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2001, the Fund had $84,664 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer-post October 31 net capital losses of $34,027 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, market discounts, net operating losses and nontaxable dividends.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.85% on the first $500 million of average net assets; reduced to 0.75% on the next $500 million of average net assets; reduced to 0.65% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisory fee for the Fund is based on the annual rate of 0.85% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fees") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2001.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $5,746,455 and $3,211,462, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $212,603 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,099,822, resulting in net depreciation of $1,887,219.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the six months ended June 30, 2001.

The independant directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2001, the Fund borrowed cash at a weighted average rate of 4.14%. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
BLUE CHIP GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                          PERIOD
                                                 ENDED                                           ENDED
                                               JUNE 30       YEAR ENDED DECEMBER 31        DECEMBER 31
-------------------------------------------------------------------------------------------------------
                                                  2001       2000        1999         1998      1997(a)
                                             UNAUDITED

PER SHARE DATA
Net Asset Value-- Beginning of Period        $   13.87  $   18.45  $    14.49  $     10.69  $    10.00
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                  (0.04)     (0.11)      (0.00)        0.00        0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (4.13)     (4.16)       4.21         4.14        0.64
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (4.17)     (4.27)       4.21         4.14        0.69
=======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.00       0.00        0.00         0.04        0.00
Distributions from Capital Gains                  0.00       0.31        0.25         0.01        0.00
In Excess of Capital Gains                        0.00       0.00        0.00         0.29        0.00
=======================================================================================================
TOTAL DISTRIBUTIONS                               0.00       0.31        0.25         0.34        0.00
=======================================================================================================
Net Asset Value--End of Period               $    9.70  $   13.87  $    18.45  $     14.49  $    10.69
=======================================================================================================

TOTAL RETURN(d)                             (30.06%)(e)   (23.24%)      29.17%       38.99%    6.90%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)     $   4,537  $   3,741  $    1,032  $       371  $      266
Ratio of Expenses
  to Average Net Assets(f)(g)                  0.75%(e)      1.85%       1.87%        1.57%    0.29%(h)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(g)                   (0.39%)(e)    (0.58%)     (0.38%)      (0.07%)    1.45%(h)
Portfolio Turnover Rate                          74%(e)       148%        114%          78%      12%(e)

(a) From August 25, 1997, commencement of investment operations, to December 31, 1997.
(b) The per share information was computed using average shares for the year ended December 31, 2000.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 1999 and 1998.
(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2001, the years ended December 31, 2000, 1999 and 1998, and all of the expenses were absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.12%, 2.88%, 8.99%, 12.04% and 28.76% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.76%), (1.61%), (7.50%), (10.54%) and (27.02%) (annualized), respectively.
(h)   Annualized

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Blue Chip Growth Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN         TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews            388,371             0            0       388,371
Bob R. Baker                 388,371             0            0       388,371
Charles W. Brady             388,371             0            0       388,371
Lawrence H. Budner           388,371             0            0       388,371
James T. Bunch               388,371             0            0       388,371
Fred A. Deering              388,371             0            0       388,371
Wendy L. Gramm               388,371             0            0       388,371
Richard W. Healey            388,371             0            0       388,371
Gerald J. Lewis              388,371             0            0       388,371
John W. McIntyre             388,371             0            0       388,371
Larry Soll                   388,371             0            0       388,371
Mark H. Williamson           388,371             0            0       388,371

Proposal 2                   388,371             0            0       388,371

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S16 9180 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-DYNAMICS FUND





                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                        July 2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-DYNAMICS FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - DYNAMICS FUND

     This line graph compares the value of a $10,000 investment in VIF - Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Dynamics Fund                 S&P MidCap 400 Index(2)

8/97        $10,000                             $10,000

6/98        $12,180                             $11,584

6/99        $14,850                             $13,574

6/00        $21,823                             $15,879

6/01        $14,992                             $17,287

     For the six-month period ended June 30, 2001, the value of your shares declined by 19.06%, underperforming the S&P MidCap 400 Index, which rose 0.97% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

     The fund's results were hurt by its holdings in the communication services and technology sectors, both of which were pressured by the slowing economy and investors' increased risk aversion. Despite the business slowdown and the temporary inventory overhang that plagues both groups, we believe these problems have not damaged their long-term business prospects. In fact, by period end, the market had started to anticipate economic improvement, and technology shares rebounded.

     Outperforming sectors included leisure, transportation and consumer stocks. While health care and biotech stocks posted mixed results, the fund's holdings performed fairly well. For example, Forest Laboratories advanced after it continued to gain traction with both new and existing products, and Wall Street has started to take notice of the company's healthy long-term growth prospects.

--------------------------------------------------------------------------------
                                VIF-DYNAMICS FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01 (1)

1 year                                              (31.31%)
--------------------------------------------------------------------------------
3 years                                               7.17%
--------------------------------------------------------------------------------
Since inception (8/97)                               11.09%
--------------------------------------------------------------------------------

     In the consumer sector, eBay Inc, the online auctioneer, rallied as it continued to build on its dominant U.S. market position through acquisitions in foreign markets. Furthermore, the company's business has proved surprisingly resilient during the economic slowdown, which has supported the stock in an otherwise difficult market for Internet stocks.

     Despite recent setbacks, we continue to believe the combined effect of the Federal Reserve's interest rate reductions, as well as the recently approved tax cut, will lead to an improving economy and a better stock market during the second half of the year. We have positioned the portfolio accordingly.

     Until the economy turns, volatility will likely persist as investors weigh corporate earnings against the promise of tomorrow. If there's an upside to the soft economy and the concurrent poor earnings results, it's that easy earnings comparisons are being established today -- meaning that the earnings growth off of today's base should be compelling in the coming years. With this in mind, we are confident the market will reward patient investors.

FUND MANAGEMENT

TIMOTHY J. MILLER, CFA
     Chief Investment Officer, INVESCO Funds Group. BSBA, St. Louis University; MBA, University of Missouri. Joined INVESCO in 1992. Began investment career in 1979.

THOMAS R. WALD, CFA
     Vice President, INVESCO Funds Group. BA, Tulane University; MBA, University of Pennsylvania. Joined INVESCO in 1997. Began investment career in 1988.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE STOCKS OF 400 MEDIUM-SIZED COMPANIES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY OTHER MARKET INDEX.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
88.59 COMMON STOCKS
1.60  BANKS--REGIONAL
      Banknorth Group                                   25,300     $  573,045
      Northern Trust                                    23,080      1,442,500
      Synovus Financial                                 28,000        878,640
================================================================================
                                                                    2,894,185
4.50  BIOTECHNOLOGY--HEALTH CARE
      Genzyme Corp-General Division(a)                  41,800      2,549,800
      Gilead Sciences(a)                                11,800        686,642
      Human Genome Sciences(a)                          13,500        813,375
      IDEC Pharmaceuticals(a)                           10,300        697,207
      MedImmune Inc(a)                                  20,800        981,760
      Millennium Pharmaceuticals(a)                     25,480        906,578
      Protein Design Labs(a)                            17,300      1,500,948
================================================================================
                                                                    8,136,310
1.91  BROADCASTING
      Cox Radio Class A Shrs(a)                         10,100        281,285
      EchoStar Communications Class A Shrs(a)           40,380      1,309,120
      Entercom Communications(a)                        29,300      1,570,773
      Hispanic Broadcasting(a)                          10,340        296,655
================================================================================
                                                                    3,457,833
1.94  CABLE
      CableVision Systems Class A Shrs(a)               18,970      1,109,745
      CableVision Systems-Rainbow Media Group(a)        18,685        482,073
      USA Networks(a)                                   68,220      1,910,160
================================================================================
                                                                    3,501,978
4.07  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      Asia Global Crossing Ltd Class A Shrs(a)          75,800        451,010
      CIENA Corp(a)                                     36,330      1,380,540
      Comverse Technology(a)                            20,700      1,181,970
      Digital Lightwave(a)                               4,400        162,624
      Finisar Corp(a)                                   51,300        958,284
      New Focus(a)                                      34,800        287,100
      Newport Corp                                      23,600        625,400
      Research in Motion Ltd(a)                         39,200      1,264,200
      Sonus Networks(a)                                 45,100      1,053,536
================================================================================
                                                                    7,364,664
10.53 COMPUTER SOFTWARE & SERVICES
      Adobe Systems                                     34,200      1,607,400
      Art Technology Group(a)                           25,000        145,000
      BEA Systems(a)                                    46,500      1,428,015
      Check Point Software Technologies Ltd(a)          33,000      1,668,810
      Intuit Inc(a)                                     21,220        848,588
      i2 Technologies(a)                                63,990      1,267,002
      Liberate Technologies(a)                          45,000        492,750
      Macromedia Inc(a)                                 10,100        181,800
      Mercury Interactive(a)                            27,620      1,654,438
      Micromuse Inc(a)                                  32,900        920,871
      Openwave Systems(a)                               37,811      1,312,042
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      PeopleSoft Inc(a)                                 18,000     $  886,140
      Peregrine Systems(a)                              32,600        945,400
      Quest Software(a)                                 44,100      1,664,775
      Rational Software(a)                              64,800      1,817,640
      Siebel Systems(a)                                 18,740        878,906
      webMethods Inc(a)                                 62,300      1,319,514
================================================================================
                                                                   19,039,091
1.49  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                 42,860      1,885,411
      McDATA Corp
        Class A Shrs(a)                                17,800         312,390
        Class B Shrs(a)(b)                              22,900        500,136
================================================================================
                                                                    2,697,937
1.66  COMPUTERS--NETWORKING
      Extreme Networks(a)                               36,160      1,066,720
      ONI Systems(a)                                    48,300      1,347,570
      Redback Networks(a)                               47,760        426,019
      Sycamore Networks(a)                              17,200        160,304
================================================================================
                                                                    3,000,613
1.04  COMPUTERS--PERIPHERALS
      NVIDIA Corp(a)                                    20,200      1,873,550
================================================================================
1.45  CONSUMER FINANCE
      AmeriCredit Corp(a)                               17,500        909,125
      USA Education                                     23,500      1,715,500
================================================================================
                                                                    2,624,625
2.31  ELECTRICAL EQUIPMENT
      Celestica Inc(a)                                  23,100      1,189,650
      Flextronics International Ltd(a)                  27,780        725,336
      Molex Inc                                         26,837        980,356
      Power-One Inc(a)                                  53,000        881,920
      Sanmina Corp(a)                                   16,620        389,074
================================================================================
                                                                    4,166,336
10.78 ELECTRONICS--SEMICONDUCTORS
      Advanced Micro Devices(a)                         39,200      1,132,096
      Altera Corp(a)                                    53,680      1,556,720
      Analog Devices(a)                                 28,200      1,219,650
      Applied Micro Circuits(a)                         64,800      1,114,560
      Cree Inc(a)                                       32,000        836,640
      Cypress Semiconductor(a)                          29,000        691,650
      GlobeSpan Inc(a)                                  35,750        521,950
      Integrated Device Technology(a)                   14,500        459,505
      Linear Technology                                 26,780      1,184,212
      LSI Logic(a)                                      14,300        268,840
      Maxim Integrated Products(a)                      27,860      1,231,691
      Microchip Technology(a)                           37,955      1,268,836
      Micron Technology(a)                              39,100      1,607,010
      PMC-Sierra Inc(a)                                 13,100        407,017
      QLogic Corp(a)                                    22,100      1,424,345
      RF Micro Devices(a)                               44,100      1,189,377
      TranSwitch Corp(a)                                57,800        635,800
      Vitesse Semiconductor(a)                          46,820        985,093
      Xilinx Inc(a)                                     42,690      1,760,536
================================================================================
                                                                   19,495,528
0.28  ENGINEERING & CONSTRUCTION
      Fluor Corp                                        11,200        505,680
================================================================================

                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.24  ENTERTAINMENT
      Gemstar-TV Guide International(a)                 10,340     $  440,484
================================================================================
1.93  EQUIPMENT--SEMICONDUCTOR
      ASM Lithograhy Holding NV-New York
        Registered Shrs(a)                              35,500        789,875
      KLA-Tencor Corp(a)                                13,800        806,886
      Novellus Systems(a)                               29,700      1,686,663
      Teradyne Inc(a)                                    6,300        208,530
================================================================================
                                                                    3,491,954
2.35  FINANCIAL--DIVERSIFIED
      Ambac Financial Group                              8,900        517,980
      Capital One Financial                             17,100      1,026,000
      Edwards (A G) Inc                                 28,900      1,300,500
      Sun Life Financial Services of Canada             58,700      1,399,280
================================================================================
                                                                    4,243,760
2.16  GAMING
      Harrah's Entertainment(a)                         81,940      2,892,482
      MGM Mirage(a)                                     34,020      1,019,239
================================================================================
                                                                    3,911,721

0.23  GOLD & PRECIOUS METALS MINING
      Newmont Mining                                    22,100        411,281
================================================================================
2.15  HEALTH CARE--MEDICAL EQUIPMENT & DEVICES
      Laboratory Corp of America Holdings(a)            19,200      1,476,480
      St Jude Medical(a)                                21,700      1,302,000
      Varian Medical Systems(a)                         15,600      1,115,400
================================================================================
                                                                    3,893,880
0.49  HEALTH CARE--SERVICES
      First Health Group(a)                             36,600        882,792
================================================================================
7.15  HEALTH CARE DRUGS--PHARMACEUTICALS
      Allergan Inc                                      16,600      1,419,300
      AmeriSource Health Class A Shrs(a)                14,700        812,910
      Andrx Group(a)                                    24,500      1,886,500
      Bergen Brunswig Class A Shrs                      41,300        793,786
      Forest Laboratories(a)                            59,600      4,231,600
      King Pharmaceuticals(a)                           38,350      2,061,312
      Teva Pharmaceutical Industries Ltd Sponsored
        ADR Representing Ord Shrs                       27,700      1,725,710
================================================================================
                                                                   12,931,118
0.89  INSURANCE--LIFE & HEALTH
      John Hancock Financial Services                   39,800      1,602,348
================================================================================
0.33  INSURANCE--PROPERTY & CASUALTY
      Everest Re Group Ltd                               7,900        590,920
================================================================================
4.07  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                      21,600      1,273,752
      Federated Investors Class B Shrs                  17,900        576,380
      Legg Mason                                        25,500      1,268,880
      Lehman Brothers Holdings                          19,240      1,495,910
      Price (T Rowe) Group                              19,800        740,322
      Waddell & Reed Financial Class A Shrs             62,942      1,998,408
================================================================================
                                                                    7,353,652

                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.40  NATURAL GAS
      Dynegy Inc Class A Shrs                           15,700     $  730,050
================================================================================
2.44  OIL & GAS-- DRILLING & EQUIPMENT
      Cooper Cameron(a)                                 25,275      1,410,345
      Nabors Industries(a)                              29,525      1,098,330
      Noble Drilling(a)                                 22,490        736,547
      Smith International(a)                            19,550      1,171,045
================================================================================
                                                                    4,416,267
1.58  OIL & GAS--EXPLORATION & PRODUCTION
      Anadarko Petroleum                                19,420      1,049,262
      Apache Corp                                       23,565      1,195,924
      Kerr-McGee Corp                                    9,100        603,057
================================================================================
                                                                    2,848,243
0.35  OIL WELL EQUIPMENT & SERVICES
      BJ Services(a)                                    22,300        632,874
================================================================================
0.43  REAL ESTATE
      HomeStore.com Inc(a)                              22,100        772,616
================================================================================
0.42  RESTAURANTS
      Starbucks Corp(a)                                 33,000        759,000
================================================================================
0.61  RETAIL--COMPUTERS & ELECTRONICS
      CDW Computer Centers(a)                           27,900      1,107,909
================================================================================
1.05  RETAIL--DEPARTMENT STORES
      Kohl's Corp(a)                                    30,100      1,888,173
================================================================================
1.55  RETAIL--SPECIALTY
      eBay Inc(a)                                       40,800      2,794,392
================================================================================
0.60  SAVINGS & LOAN COMPANIES
      Golden West Financial                             17,000      1,092,080
================================================================================
3.56  SERVICES--ADVERTISING & MARKETING
      Interpublic Group                                 21,600        633,960
      Lamar Advertising Class A Shrs(a)                 30,000      1,320,000
      Omnicom Group                                     20,530      1,765,580
      TMP Worldwide(a)                                  29,600      1,776,000
      WPP Group PLC(a)                                  95,860        943,722
================================================================================
                                                                    6,439,262
0.78  SERVICES--COMMERCIAL & CONSUMER
      Robert Half International(a)                      56,400      1,403,796
================================================================================
3.12  SERVICES--COMPUTER SYSTEMS
      BISYS Group(a)                                    25,500      1,504,500
      DiamondCluster International Class A Shrs(a)      17,400        221,502
      KPMG Consulting(a)                                87,200      1,338,520
      Sapient Corp(a)                                   25,060        244,335
      VeriSign Inc(a)                                   38,760      2,325,988
================================================================================
                                                                    5,634,845
0.38  SERVICES--DATA PROCESSING
      SEI Investments                                   14,420        683,508
================================================================================
1.07  SERVICES--PAYROLL PROCESSING
      Paychex Inc                                       48,475      1,939,000
================================================================================

                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
1.47  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Aether Systems(a)                                  5,000     $   44,250
      Crown Castle International(a)                     48,620        797,368
      Nextel Partners Class A Shrs(a)                   86,500      1,342,480
      Western Wireless Class A Shrs(a)                  10,780        463,540
================================================================================
                                                                    2,647,638
0.79  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                             74,050      1,110,009
      Exodus Communications(a)(b)                      156,560        322,514
================================================================================
                                                                    1,432,523
2.44  TELEPHONE
      Amdocs Ltd(a)                                     28,350      1,526,647
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                       7,320        204,960
      McLeodUSA Inc Class A Shrs(a)                     88,680        407,041
      Time Warner Telecom Class A Shrs(a)               66,080      2,215,002
      XO Communications Class A Shrs(a)                 30,500         58,560
================================================================================
                                                                    4,412,210
      TOTAL COMMON STOCKS (COST $186,115,285)                     160,146,626
================================================================================
11.41 SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 6/29/2001 due 7/2/2001 at 3.880%,
        repurchased at $20,635,670 (Collateralized
        by US Treasury Inflationary Index Bonds, due
        4/15/2028 at 3.625%, value  $20,938,553)
        (Cost $20,629,000)                         $20,629,000    20,629,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $206,744,285)
       (Cost for Income Tax Purposes $209,168,700)               $180,775,626
================================================================================

(a)   Security is non-income producing.
(b)   Loaned security, a portion or all of the security is on loan at June
      30, 2001.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                     DYNAMICS
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $206,744,285
================================================================================
  At Value(a)                                                    $180,775,626
Receivables:
  Investment Securities Sold                                        1,915,718
  Fund Shares Sold                                                  8,544,678
  Dividends and Interest                                               33,657
Collateral for Securities Loaned                                    1,309,500
Prepaid Expenses and Other Assets                                       6,452
================================================================================
TOTAL ASSETS                                                      192,585,631
================================================================================
LIABILITIES
Payables:
  Custodian                                                            56,990
  Investment Securities Purchased                                   4,131,587
  Fund Shares Repurchased                                             781,253
  Securities Loaned                                                 1,309,500
Accrued Expenses and Other Payables                                     6,882
================================================================================
TOTAL LIABILITIES                                                   6,286,212
================================================================================
NET ASSETS AT VALUE                                              $186,299,419
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $254,905,373
Accumulated Undistributed Net Investment Loss                        (381,377)
Accumulated Undistributed Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                               (42,256,244)
Net Depreciation of Investment Securities
  and Foreign Currency Transactions                               (25,968,333)
================================================================================
NET ASSETS AT VALUE                                              $186,299,419
================================================================================
Shares Outstanding                                                 12,636,616
NET ASSET VALUE, Offering and Redemption Price per Share         $      14.74
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $20,629,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED
                                                                     DYNAMICS
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    135,972
Dividends from Affiliated Investment Companies                         84,498
Interest                                                              284,495
Securities Loaned Income                                                   36
  Foreign Taxes Withheld                                               (2,363)
================================================================================
  TOTAL INCOME                                                        502,638
================================================================================
EXPENSES
Investment Advisory Fees                                              618,201
Administrative Services Fees                                          223,431
Custodian Fees and Expenses                                            20,081
Directors' Fees and Expenses                                            7,115
Professional Fees and Expenses                                         10,133
Registration Fees and Expenses                                            510
Reports to Shareholders                                                   968
Transfer Agent Fees                                                     2,500
Other Expenses                                                          2,245
================================================================================
  TOTAL EXPENSES                                                      885,184
  Fees and Expenses Paid Indirectly                                    (1,640)
================================================================================
    NET EXPENSES                                                     883,544
================================================================================
NET INVESTMENT LOSS                                                  (380,906)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                        (28,273,804)
Change in Net Depreciation of:
  Investment Securities                                           (11,631,446)
  Foreign Currency Transactions                                       (76,946)
================================================================================
     Total Net Depreciation                                       (11,708,392)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                               (39,982,196)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(40,363,102)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
DYNAMICS FUND

                                                     SIX MONTHS          YEAR
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2001          2000
                                                      UNAUDITED
OPERATIONS
Net Investment Loss                                 $  (380,906)$    (296,167)
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                 (28,273,804)  (13,730,633)
Change in Net Depreciation of Investment Securities
  and Foreign Currency Transactions                 (11,708,392)  (19,151,450)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS          (40,363,102)  (33,178,250)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           0      (177,322)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       355,235,023   344,065,112
Reinvestment of Distributions                                 0       177,322
================================================================================
                                                    355,235,023   344,242,434
Amounts Paid for Repurchases of Shares             (299,182,043) (169,944,328)
================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       56,052,980   174,298,106
================================================================================
TOTAL INCREASE IN NET ASSETS                         15,689,878   140,942,534
NET ASSETS
Beginning of Period                                 170,609,541    29,667,007
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income (Loss)
  ($381,377) and $471, respectively)               $186,299,419 $ 170,609,541
================================================================================

                  -----------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                          23,062,537    16,283,356
Shares Issued from Reinvestment of Distributions              0        10,425
================================================================================
                                                     23,062,537    16,293,781
Shares Repurchased                                  (19,797,058)   (8,492,688)
================================================================================
NET INCREASE IN FUND SHARES                           3,265,479     7,801,093
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENTS FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund (the "Fund", presented herein), Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek appreciation of capital. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the Act) as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies (Participating Insurance
Companies) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2001, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $4,617,893 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average nets assets in excess of $8 billion. Effective June 15, 2001, the investment advisory fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $73,997,738 and $40,707,063, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $15,299,211 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $43,692,285, resulting in net depreciation of $28,393,074.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $1,208. Unfunded accrued pension costs of $0 and pension liability of $1,677 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. As of June 30, 2001, the Fund had on loan securities valued at $822,650. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility (LOC), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
DYNAMICS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                          PERIOD
                                                 ENDED                                           ENDED
                                               JUNE 30       YEAR ENDED DECEMBER 31        DECEMBER 31
-------------------------------------------------------------------------------------------------------
                                                  2001       2000        1999         1998      1997(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period       $     18.21  $   18.90  $    12.15  $     10.34  $    10.00
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                  (0.03)     (0.00)       0.00        (0.00)       0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (3.44)     (0.67)       6.75         1.98        0.32
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (3.47)     (0.67)       6.75         1.98        0.34
=======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)           0.00       0.00        0.00         0.02        0.00
Distributions from Capital Gains                  0.00       0.00        0.00         0.15        0.00
In Excess of Capital Gains                        0.00       0.02        0.00         0.00        0.00
=======================================================================================================
TOTAL DISTRIBUTIONS                               0.00       0.02        0.00         0.17        0.00
=======================================================================================================
Net Asset Value--End of Period             $     14.74  $   18.21  $    18.90  $     12.15  $    10.34
=======================================================================================================

TOTAL RETURN(d)                             (19.06%)(e)    (3.55%)      55.60%       19.35%    3.40%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)   $   186,299  $ 170,610  $   29,667  $       308  $      257
Ratio of Expenses to Average
  Net Assets(f)(g)                             0.53%(e)      1.09%       1.26%        1.45%    0.52%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(g)                      (0.23%)(e)    (0.24%)       0.04%      (0.64%)    0.63%(h)
Portfolio Turnover Rate                          26%(e)        58%         70%          55%      28%(e)

(a) From August 25, 1997, commencement of investment operations, through December 31, 1997.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 2000, 1999 and 1998.
(c) Distributions from Net Investment Income and In Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09%, 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.24%), (0.95%), (13.95%) and (33.03%)
     (annualized), respectively.
(h)  Annualized

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Dynamics Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN         TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews          9,924,995             0      285,609    10,210,604
Bob R. Baker               9,929,623             0      280,981    10,210,604
Charles W. Brady           9,931,474             0      279,130    10,210,604
Lawrence H. Budner         9,925,752             0      284,852    10,210,604
James T. Bunch             9,930,969             0      279,635    10,210,604
Fred A. Deering            9,925,450             0      285,154    10,210,604
Wendy L. Gramm             9,928,109             0      282,495    10,210,604
Richard W. Healey          9,931,726             0      278,878    10,210,604
Gerald J. Lewis            9,929,118             0      281,486    10,210,604
John W. McIntyre           9,926,425             0      284,179    10,210,604
Larry Soll                 9,931,726             0      278,878    10,210,604
Mark H. Williamson         9,933,745             0      276,859    10,210,604

Proposal 2                 8,245,148     1,088,970      876,486    10,210,604

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S16 9181 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-EQUITY INCOME FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                        July 2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-EQUITY INCOME FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH:  VIF-EQUITY INCOME FUND

     This line graph compares the value of a $10,000 investment in VIF - Equity Income Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the Lehman Government/ Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Equity Income     S&P 500 Index(2)  Lehman
                  Fund                                Government/
                                                      Credit Bond Index(2)

8/94        $10,000                 $10,000           $10,000

6/95        $11,508                 $11,723           $11,051

6/96        $14,561                 $14,769           $11,566

6/97        $18,254                 $19,890           $12,462

6/98        $22,599                 $25,891           $13,868

6/99        $26,894                 $31,782           $14,243

6/00        $27,603                 $34,086           $14,858

6/01        $26,946                 $29,034           $16,511

     For the six-month period ended June 30, 2001, the value of your shares declined 5.36% compared to a 6.69% drop in the S&P 500 Index and a 3.51% rise in the Lehman Government/Credit Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)

     When the market undergoes bouts of turbulence, our strategy of reducing volatility while positioning the fund to participate in any upswings generally serves us well. This held true in the first half of 2001, which was particularly choppy. Although the fund ended the period lower, its broad diversification among sectors and asset classes helped insulate performance from the worst of the market sell-off. Then, when the market rallied in April and early May, we were able to capitalize on the turnaround and gain back some of the ground we'd lost in the weaker first quarter.

--------------------------------------------------------------------------------
                             VIF-EQUITY INCOME FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                             ( 2.38%)
--------------------------------------------------------------------------------
5 years                                             13.10%
--------------------------------------------------------------------------------
Since inception (8/94)                              15.47%
--------------------------------------------------------------------------------

     For example, in the early part of the year, our more defensive holdings in the utility and energy sectors helped the fund mitigate losses in other areas such as technology, where, in spite of its underweight position, the fund felt the effects of the indiscriminate tech sell-off. Conversely, in the second quarter, a sudden drop-off in energy prices led energy and utility stocks sharply downward, while technology and other growth-oriented issues regained their footing. By maintaining exposure to all of these areas and staying focused on the merits of individual companies, we were able to keep the fund's returns relatively steady.

     The fund was also aided by consistently solid performances from select holdings representing other sectors such as financial services, consumer cyclicals, and health care. Standouts included John Hancock Financial Services, a leading insurance company that continued to show a strong track record of profitability throughout the market's ups and downs, and General Motors, which took advantage of competitors' woes and posted an attractive return for the period.

     Performance of the fund's fixed-income holdings was mixed during the half. Treasury bonds outperformed in the first quarter as investors turned to "safe haven" investments. Yet in the second quarter, these securities lagged, outshone by recovering equities. Meanwhile, the fund's exposure to high yield telecommunications securities -- which were plagued by concerns over liquidity and credit quality throughout the period -- also impeded forward progress.

     The volatility that characterized the first half could remain with us in the short term, yet our longer-term outlook is favorable. The Fed's aggressive interest rate cuts, tax relief, and lower energy prices could all help instigate an economic rebound later in the year. With this in mind, we will continue to emphasize securities that we expect to benefit from economic growth.

FUND MANAGEMENT

CHARLES P. MAYER (EQUITY)
     Senior Vice President and Director of Value and Fixed-Income Investments, INVESCO Funds Group. BA, St. Peter's College; MBA, St. John's University. Joined INVESCO in 1993. Began investment career in 1969.

JERRY PAUL, CFA, CPA (FIXED-INCOME)
     Senior Vice President, INVESCO Funds Group. BBA, University of Iowa; MBA, University of Northern Iowa. Joined INVESCO in 1994. Began investment career in 1976.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
EQUITY INCOME FUND
79.31 COMMON STOCKS
1.01  ALUMINUM
      Alcoa Inc                                         35,000     $1,379,000
================================================================================
1.73  AUTOMOBILES
      Ford Motor                                        30,243        742,466
      General Motors                                    25,000      1,608,750
================================================================================
                                                                    2,351,216
4.33  BANKS--MONEY CENTER
      JP Morgan Chase & Co                              92,720      4,135,312
      Wells Fargo & Co                                  37,900      1,759,697
================================================================================
                                                                    5,895,009
2.50  BANKS--REGIONAL
      Bank of New York                                  41,000      1,968,000
      FleetBoston Financial                             36,312      1,432,508
================================================================================
                                                                    3,400,508
1.51  BEVERAGES--ALCOHOLIC
      Anheuser-Busch Cos                                50,000      2,060,000
================================================================================
1.61  BROADCASTING
      EchoStar Communications Class A Shrs (a)          19,200        622,464
      General Motors Class H Shrs(a)                    77,700      1,573,425
================================================================================
                                                                    2,195,889
0.79  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)     61,600      1,077,384
================================================================================
1.17  CHEMICALS
      Dow Chemical                                      48,000      1,596,000
================================================================================
0.81  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      Nokia Corp Sponsored ADR Representing Ord Shrs    50,000      1,102,000
================================================================================
1.30  COMPUTER SOFTWARE & SERVICES
      Microsoft Corp(a)                                 24,300      1,773,900
================================================================================
0.83  COMPUTERS--HARDWARE
      International Business Machines                   10,000      1,130,000
================================================================================
0.60  COMPUTERS--NETWORKING
      Cisco Systems(a)                                  45,000        819,000
================================================================================
0.78  CONTAINERS--PAPER
      Temple-Inland Inc                                 20,000      1,065,800
================================================================================
1.06  ELECTRIC UTILITIES
      Duke Energy                                       24,000        936,240
      Scottish Power PLC Sponsored ADR
        Representing 4 Ord Shrs                         17,330        506,036
================================================================================
                                                                    1,442,276
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
3.17  ELECTRICAL EQUIPMENT
      General Electric                                  50,000     $2,437,500
      SPX Corp(a)                                       15,000      1,877,700
================================================================================
                                                                    4,315,200
3.55  ELECTRONICS--SEMICONDUCTORS
      Analog Devices(a)                                 30,000      1,297,500
      Intel Corp                                        50,000      1,462,500
      Maxim Integrated Products(a)                      15,000        663,150
      Texas Instruments                                 45,000      1,417,500
================================================================================
                                                                    4,840,650
0.97  ENTERTAINMENT
      AOL Time Warner(a)                                25,000      1,325,000
================================================================================
0.90  EQUIPMENT--SEMICONDUCTOR
      Applied Materials(a)                              25,000      1,227,500
================================================================================
3.78  FINANCIAL--DIVERSIFIED
      Citigroup Inc                                     46,566      2,460,547
      Stilwell Financial                                80,000      2,684,800
================================================================================
                                                                    5,145,347
4.12  FOODS
      General Mills                                     34,000      1,488,520
      Heinz (HJ) Co                                     32,000      1,308,480
      Kellogg Co                                        58,100      1,684,900
      Tasty Baking                                      64,250      1,131,443
================================================================================
                                                                    5,613,343
1.41  GAMING
      Harrah's Entertainment(a)                         29,600      1,044,880
      Park Place Entertainment(a)                       72,600        878,460
================================================================================
                                                                    1,923,340
6.42  HEALTH CARE DRUGS--PHARMACEUTICALS
      American Home Products                            40,000      2,337,600
      Merck & Co                                        25,900      1,655,269
      Pfizer Inc                                        44,000      1,762,200
      Pharmacia Corp                                    36,700      1,686,365
      Schering-Plough Corp                              36,000      1,304,640
================================================================================
                                                                    8,746,074
2.84  INSURANCE--LIFE & HEALTH
      John Hancock Financial Services                   65,400      2,633,004
      MetLife Inc                                       40,000      1,239,200
================================================================================
                                                                    3,872,204
2.54  INSURANCE--MULTI-LINE
      Allmerica Financial                               60,300      3,467,250
================================================================================
0.15  INSURANCE--PROPERTY & CASUALTY
      Ohio Casualty                                     16,000        207,200
================================================================================
1.94  INVESTMENT BANK/BROKER FIRM
      Lehman Brothers Holdings                          20,000      1,555,000
      Morgan Stanley Dean Witter & Co                   17,000      1,091,910
================================================================================
                                                                    2,646,910
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.74  MACHINE TOOLS
      Danaher Corp                                      18,000     $1,008,000
================================================================================
1.93  MANUFACTURING--DIVERSIFIED
      Illinois Tool Works                               21,100      1,335,630
      Minnesota Mining & Manufacturing                  11,400      1,300,740
================================================================================
                                                                    2,636,370
0.45  METALS MINING
      Phelps Dodge                                      14,700        610,050
================================================================================
0.44  NATURAL GAS
      National Fuel Gas                                 11,600        603,084
================================================================================
4.14  OIL--INTERNATIONAL INTEGRATED
      BP PLC Sponsored ADR Representing 6 Ord Shrs      35,000      1,744,750
      Exxon Mobil                                       30,000      2,620,500
      Royal Dutch Petroleum New York
        Registry 1.25 Gldr Shrs                         22,000      1,281,940
================================================================================
                                                                    5,647,190
2.32  OIL & GAS--EXPLORATION & PRODUCTION
      Apache Corp                                       32,000      1,624,000
      Unocal Corp                                       45,200      1,543,580
================================================================================
                                                                    3,167,580
0.92  OIL WELL EQUIPMENT & SERVICES
      Schlumberger Ltd                                  23,700      1,247,805
================================================================================
0.83  PAPER & FOREST PRODUCTS
      Bowater Inc                                       25,300      1,131,922
================================================================================
1.28  PERSONAL CARE
      Gillette Co                                       60,000      1,739,400
================================================================================
0.97  PUBLISHING
      McGraw-Hill Cos                                   20,000      1,323,000
================================================================================
1.14  RAILROADS
      Kansas City Southern Industries(a)                20,000        316,000
      Norfolk Southern                                  60,000      1,242,000
================================================================================
                                                                    1,558,000
0.81  REAL ESTATE INVESTMENT TRUST
      Equity Office Properties Trust                    35,000      1,107,050
================================================================================
2.37  RETAIL--GENERAL MERCHANDISE
      Target Corp                                       53,800      1,861,480
      Wal-Mart Stores                                   28,000      1,366,400
================================================================================
                                                                    3,227,880
1.56  SAVINGS & LOAN COMPANIES
      Charter One Financial                             66,725      2,128,527
================================================================================
0.76  SERVICES--ADVERTISING & MARKETING
      Omnicom Group                                     12,000      1,032,000
================================================================================
0.46  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Crown Castle International(a)                     38,000        623,200
================================================================================
2.74  TELECOMMUNICATIONS--LONG DISTANCE
      AT&T Corp                                         55,000      1,210,000
      Qwest Communications International                40,984      1,306,160
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Sprint Corp                                       57,100     $1,219,656
================================================================================
                                                                    3,735,816
3.63  TELEPHONE
      BellSouth Corp                                    35,000      1,409,450
      SBC Communications                                48,392      1,938,584
      Verizon Communications                            30,000      1,605,000
================================================================================
                                                                    4,953,034
      TOTAL COMMON STOCKS (COST $97,904,405)                      108,097,908
================================================================================
10.35 FIXED INCOME SECURITIES
3.63  US GOVERNMENT OBLIGATIONS
      US Treasury Notes
         6.750%, 5/15/2005                           $ 500,000        532,383
         6.000%, 8/15/2009                           $ 250,000        259,983
         5.875%, 11/15/2004                          $ 550,000        568,884
         5.750%, 11/15/2005                          $ 500,000        514,906
         5.750%, 8/15/2010                          $2,500,000      2,558,220
         5.625%, 5/15/2008                          $  500,000        510,235
================================================================================
      TOTAL US GOVERNMENT OBLIGATIONS
        (Amortized Cost $4,909,556)                                 4,944,611
================================================================================
0.12  US GOVERNMENT AGENCY OBLIGATIONS
      Resolution Funding, Generic Interest
        Strip, Zero Coupon, 4/15/2009
        (Amortized Cost $148,391)                   $  250,000        161,595
================================================================================
6.60  CORPORATE BONDS
0.10  AUTOMOBILES
      Auburn Hills Trust, Gtd Exchangable
        Certificates, 12.000%, 5/1/2020             $  100,000        140,339
================================================================================
0.27  BROADCASTING
      Chancellor Media of Los Angeles, Sr Sub Notes
        Series B, 8.125%, 12/15/2007                $  350,000        362,250
================================================================================
0.06  CABLE
      Renaissance Media Group LLC, Gtd Sr
        Discount Step-Up Notes
        Zero Coupon(b), 4/15/2008                   $  100,000         78,000
================================================================================
0.26  COMPUTERS--NETWORKING
      Juniper Networks, Conv Sub Notes,
        4.750%, 3/15/2007                           $  500,000        357,500
================================================================================
3.22  ELECTRIC UTILITIES
      Cleveland Electric Illuminating, 1st
        Mortgage, Series E, 9.000%, 7/1/2023        $  100,000        102,706
      Commonwealth Edison, 1st Mortgage
        Series 81, 8.625%, 2/1/2022                 $  100,000        105,103
        Series 88, 8.375%, 2/15/2023                $  100,000        104,076
      Consumers Energy, 1st & Refunding
        Mortgage, 7.375%, 9/15/2023                 $  500,000        467,200
      El Paso Electric, 1st Mortgage,
        Series D, 8.900%, 2/1/2006                  $  350,000        376,167
      Gulf States Utilities, 1st Mortgage,
        8.700%, 4/1/2024                            $  250,000        254,299
      Indiana Michigan Power, 1st Mortgage,
        Medium-Term Notes 8.500%, 12/15/2022        $  100,000        103,966
      Jersey Central Power & Light, Sr 1st
        Mortgage, Medium-Term Notes Series C,
        7.980%, 2/16/2023                           $  250,000        241,200
      New York State Electric & Gas, 1st
        Mortgage, 8.300%, 12/15/2022                $  200,000        201,836
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
     Niagra Mohawk Power, 1st Mortgage,
       8.500%, 7/1/2023                             $  250,000     $  255,366
     Potomac Edison, 1st Mortgage
       8.000%, 6/1/2024                             $  250,000        249,619
       7.750%, 5/1/2025                             $  100,000         98,444
      Public Service of New Mexico, Sr Notes,
        7.500%, 8/1/2018                            $  250,000        222,822
        7.100%, 8/1/2005                            $  500,000        494,749
      Texas Utilities Electric, 1st
        Mortgage & Collateral Trust
        8.500%, 8/1/2024                            $ 100,000         105,656
        7.875%, 4/1/2024                            $ 250,000         250,329
      TXU Electric Capital, Gtd Capital
        Securities, 8.175%, 1/30/2037               $  250,000        245,998
      Union Electric, 1st Mortgage
        8.750%, 12/1/2021                           $  250,000        259,324
        8.250%, 10/15/2022                          $  250,000        256,085
================================================================================
                                                                    4,394,945
0.51  INSURANCE--MULTI-LINE
      American General, Notes, 7.500%, 8/11/2010    $  250,000        266,382
      Equitable Cos, Sr Notes, 9.000%, 12/15/2004   $  400,000        435,332
================================================================================
                                                                      701,714
0.17  LODGING--HOTELS
      Hilton Hotels, Sr Notes, 7.200%, 12/15/2009   $  250,000        235,517
================================================================================
0.52  OIL--INTERNATIONAL INTEGRATED
      Atlantic Richfield, Deb, 10.875%, 7/15/2005   $  600,000        709,765
================================================================================
0.07  SPECIALTY PRINTING
      MDC Communications, Sr Sub Notes,
        10.500%, 12/1/2006                          $  100,000         92,000
================================================================================
0.18  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Rogers Cantel, Sr Secured Deb,
        9.750%, 6/1/2016                            $  250,000        245,000
================================================================================
0.60  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom, Sr Discount
        Step-up Notes, Series B
        Zero Coupon(b), 2/15/2008                   $  250,000        142,500
      Esat Telecom Group PLC, Sr Notes,
        Series B, 11.875%, 12/1/2008                $  415,000        483,094
      Global Crossing Holdings Ltd,
        Sr Sub Notes, 8.700%, 8/1/2007              $  250,000        190,000
================================================================================
                                                                      815,594
0.64  TELEPHONE
      Centel Capital, Deb, 9.000%, 10/15/2019       $  250,000        259,897
      MetroNet Communications, Sr Discount
        Step-Up Notes, Zero Coupon(b)
        11/1/2007                                   $  225,000        211,528
        6/15/2008                                   $  400,000        337,900
      NEXTLINK Communications, Sr Notes,
        9.625%, 10/1/2007                           $  200,000         58,000
================================================================================
                                                                      867,325
        TOTAL CORPORATE BONDS (AMORTIZED COST $9,564,685)           8,999,949
================================================================================
      TOTAL FIXED INCOME SECURITIES (COST $14,622,632)             14,106,155
================================================================================

                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
10.34 SHORT-TERM INVESTMENTS
0.94  US GOVERNMENT OBLIGATIONS
      US Treasury Notes, 6.625%, 5/31/2002
        (Amortized Cost $1,249,304)                 $1,250,000     $1,280,703
================================================================================
4.43  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund 3.650% (Cost $6,046,026)        6,046,026      6,046,026
================================================================================
4.97  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
      dated  6/29/2001  due 7/2/2001 at
        3.880%,   repurchased  at  $6,775,190
        (Collateralized  by  US  Treasury
        Inflationary  Index Bonds,  due 4/15/2029
        at 3.875%,  value  $6,891,152)
        (Cost $6,773,000)                           $6,773,000      6,773,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $14,068,330)                               14,099,729
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $126,595,367)
       (Cost for Income Tax Purposes $126,616,814)               $136,303,792
================================================================================

(a)  Security is non-income producing.
(b) Step-up bonds are obligations which increase the interest rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                       EQUITY
                                                                       INCOME
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $126,595,367
================================================================================
  At Value(a)                                                    $136,303,792
Cash                                                                      333
Receivables:
  Fund Shares Sold                                                    441,327
  Dividends and Interest                                              344,685
Prepaid Expenses and Other Assets                                       4,495
================================================================================
TOTAL ASSETS                                                      137,094,632
================================================================================
LIABILITIES
Payable for Fund Shares Repurchased                                    70,122
Accrued Expenses and Other Payables                                    12,955
================================================================================
TOTAL LIABILITIES                                                      83,077
================================================================================
NET ASSETS AT VALUE                                              $137,011,555
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $127,017,413
Accumulated Undistributed Net Investment Income                     2,277,417
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                            (1,991,700)
Net Appreciation of Investment Securities                           9,708,425
================================================================================
NET ASSETS AT VALUE                                              $137,011,555
================================================================================
Shares Outstanding                                                  6,989,151
NET ASSET VALUE, Offering and Redemption Price per Share         $      19.60
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $6,773,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED
                                                                       EQUITY
                                                                       INCOME
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    764,957
Dividends from Affiliated Investment Companies                         46,001
Interest                                                              708,931
  Foreign Taxes Withheld                                               (7,975)
================================================================================
  TOTAL INCOME                                                      1,511,914
================================================================================
EXPENSES
Investment Advisory Fees                                              482,983
Administrative Services Fees                                          173,267
Custodian Fees and Expenses                                             9,445
Directors' Fees and Expenses                                            6,356
Professional Fees and Expenses                                          9,739
Registration Fees and Expenses                                            209
Reports to Shareholders                                                12,547
Transfer Agent Fees                                                     2,500
Other Expenses                                                          5,080
================================================================================
  TOTAL EXPENSES                                                      702,126
  Fees and Expenses Paid Indirectly                                      (657)
================================================================================
     NET EXPENSES                                                     701,469
================================================================================
NET INVESTMENT INCOME                                                 810,445
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                         (2,400,091)
Change in Net Depreciation of Investment Securities                (5,462,777)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                  (7,862,868)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (7,052,423)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EQUITY INCOME FUND

                                                     SIX MONTHS          YEAR
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2001          2000
                                                                    UNAUDITED
OPERATIONS
Net Investment Income                               $   810,445  $  1,469,404
Net Realized Loss on Investment Securities           (2,400,091)      426,252
Change in Net Depreciation of Investment Securities  (5,462,777)    3,624,118
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                    (7,052,423)    5,519,774
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0      (105,623)
Net Realized Gain on Investment Securities                    0    (7,034,280)
================================================================================
TOTAL DISTRIBUTIONS                                           0    (7,139,903)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        28,409,477    64,945,467
Reinvestment of Distributions                                 0     7,139,903
================================================================================
                                                     28,409,477    72,085,370
Amounts Paid for Repurchases of Shares               (11,028,103) (23,675,249)
================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       17,381,374    48,410,121
================================================================================
TOTAL INCREASE IN NET ASSETS                         10,328,951    46,789,992
NET ASSETS
Beginning of Period                                 126,682,604    79,892,612
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $2,277,417 and $1,466,972, respectively)         $137,011,555  $126,682,604
================================================================================

                 -------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           1,426,032     3,067,250
Shares Issued from Reinvestment of Distributions              0       363,992
================================================================================
                                                      1,426,032     3,431,242
Shares Repurchased                                     (555,113)   (1,115,454)
================================================================================
NET INCREASE IN FUND SHARES                             870,919     2,315,788
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund (the "Fund", presented herein), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek the best possible current income. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investment in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2001, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, mortgage-backed securities, net operating losses and nontaxable dividends.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; reduced to 0.55% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisory fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% (the "Incremental Fees") of new assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $23,275,772 and $16,396,242, respectively. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $3,619,570 and $527,265, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $16,720,787 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $7,033,809, resulting in net appreciation of $9,686,978.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defiined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $717. Unfunded accrued pension costs of $0 and pension liability of $4,454 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS
                                                 ENDED
                                               JUNE 30                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------------------
                                                  2001       2000        1999         1998        1997     1996
                                             UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period          $  20.71  $   21.01  $    18.61  $     17.04  $    14.33  $ 12.58

================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.09       0.23        0.26         0.33        0.30     0.28
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (1.20)      0.72        2.50         2.23        3.71     2.52
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.11)      0.95        2.76         2.56        4.01     2.80
================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.00       0.02        0.25         0.32        0.29     0.28
Distributions from Capital Gains                  0.00       1.23        0.11         0.67        1.01     0.77
================================================================================================================
TOTAL DISTRIBUTIONS                               0.00       1.25        0.36         0.99        1.30     1.05
================================================================================================================
Net Asset Value--End of Period                $  19.60  $   20.71  $    21.01  $     18.61  $    17.04  $ 14.33
================================================================================================================

TOTAL RETURN(a)                              (5.36%)(b)      4.87%      14.84%       15.30%      28.17%   22.28%

RATIOS
Net Assets--End of Period ($000 Omitted)     $ 137,011  $ 126,683    $ 79,893  $    60,346  $   40,093  $22,342
Ratio of Expenses to Average Net
  Assets(c)(d)                                 0.54%(b)      1.08%       1.05%        0.93%       0.91%    0.95%
Ratio of Net Investment Income
  to Average Net Assets(d)                     0.62%(b)      1.37%       1.38%        1.98%       2.18%    2.87%
Portfolio Turnover Rate                          14%(b)        69%         86%          73%         87%      93%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.93%, 0.97% and 1.19%, respectively, and ratio of net investment income to average net assets would have been 1.98%, 2.12% and 2.63%, respectively.

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Equity Income Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN         TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews          5,115,782             0       99,079     5,214,861
Bob R. Baker               5,118,541             0       96,320     5,214,861
Charles W. Brady           5,104,093             0      110,768     5,214,861
Lawrence H. Budner         5,117,331             0       97,530     5,214,861
James T. Bunch             5,120,024             0       94,837     5,214,861
Fred A. Deering            5,114,194             0      100,667     5,214,861
Wendy L. Gramm             5,118,475             0       96,386     5,214,861
Richard W. Healey          5,107,056             0      107,805     5,214,861
Gerald J. Lewis            5,117,331             0       97,530     5,214,861
John W. McIntyre           5,116,353             0       98,508     5,214,861
Larry Soll                 5,118,581             0       96,280     5,214,861
Mark H. Williamson         5,119,902             0       94,959     5,214,861

Proposal 2                 4,368,358       450,724      395,779     5,214,861

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S90 9177 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-FINANCIAL SERVICES FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-FINANCIAL SERVICES FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - FINANCIAL SERVICES FUND

     This  line  graph  compares  the  value of a  $10,000  investment  in VIF -
Financial Services Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the S&P Financials Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Financial    S&P 500 Index(2)           S&P Financials
            Services Fund                                 Index(2)

9/99        $10,000            $10,000                    $10,000

6/00        $11,080            $11,438                    $10,817

6/01        $13,272            $9,743                     $13,360

     For the six-month period ended June 30, 2001, the value of your shares decreased 4.19%, outperforming the return of the S&P 500 Index, which lost 6.69% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

     The fund was aided during the first half by the Federal Reserve's aggressive easing actions. Businesses sensitive to interest rate changes, such as mortgage lending, benefited from these cuts, since they allowed banks to borrow short and lend long. Meanwhile, insurance companies also fared relatively well as investors sought refuge from the volatile market in these investments' perceived stability.

--------------------------------------------------------------------------------

                           VIF-FINANCIAL SERVICES FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                 19.78%
--------------------------------------------------------------------------------
Since inception (9/99)                                 17.26%
--------------------------------------------------------------------------------

     On the down side, investment banks were generally unproductive during the period. Minimal IPO activity and an uncertain environment for equities held most of these firms back. Brokerage house JP Morgan Chase & Co, for example, was punished for its sizeable capital markets exposure, while Lehman Brothers Holdings, in spite of a strong second quarter, finished the period essentially flat. Indeed, this was the story for many of our holdings, which were subjected to extremely challenging market conditions in the first quarter, and then a somewhat improving environment in the second.

     Companies in the portfolio that consistently gained ground included life insurer John Hancock Financial Services, which was rewarded for relatively strong earnings and a lack of credit exposure, and Allstate Corp. In addition to benefiting from an environment favorable for insurers, Allstate was bolstered by a continuation of its improved pricing for personal auto insurance.

     Looking ahead, it's difficult to gauge the market's next move. The interest rate environment is excellent right now due to the decrease in rates. On the other hand, credit quality has been deteriorating, which may offset any positive impact from the Fed's easings. Therefore, we are looking for some clarity in credit quality, as this could bring an acceleration in earnings and ultimately lead to more attractive valuations.

     Of course, precisely when we might see a sustained improvement in conditions remains uncertain -- which only underscores the importance of maintaining a disciplined focus and long-term perspective. With this in mind, we will continue to do what we do best: carefully select high-quality companies with solid franchises, dominant market positions, and excellent long-term growth potential.

FUND MANAGEMENT

JEFFREY G. MORRIS, CFA
     Vice President, INVESCO Funds Group. BS, Colorado State University; MS, University of Colorado-Denver. Joined INVESCO in 1991. Began investment career in 1991.

JOSEPH W. SKORNICKA, CFA
     Portfolio Manager, INVESCO Funds Group. BA, Michigan State University; MBA, University of Michigan. Joined INVESCO in 20001. Began investment career in 1994.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P FINANCIALS INDEX IS AN UNMANAGED INDEX THAT REFLECTS THE FINANCIAL SERVICES SECTOR OF THE S&P 500 INDEX. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX. SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED


                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES FUND
92.93 COMMON STOCKS
12.60 BANKS--MONEY CENTER
      Bank of America                                  103,900  $   6,237,117
      JP Morgan Chase & Co                             189,260      8,440,996
      UBS AG Registered Shrs                            22,150      3,173,088
      Wells Fargo & Co                                 240,550     11,168,736
================================================================================
                                                                   29,019,937

22.35 BANKS--REGIONAL
      Bank of New York                                 228,375     10,962,000
      Commerce Bancorp                                  24,600      1,724,460
      Fifth Third Bancorp                              124,725      7,489,736
      FleetBoston Financial                            256,042     10,100,857
      Mellon Financial                                  64,100      2,948,600
      National Commerce Financial                       80,300      1,956,911
      Northern Trust                                    86,500      5,406,250
      Silicon Valley Bancshares(a)                      54,250      1,193,500
      State Street                                      66,200      3,276,238
      Synovus Financial                                 76,400      2,397,432
      TCF Financial                                     86,500      4,005,815
================================================================================
                                                                   51,461,799
2.42  CONSUMER FINANCE
      AmeriCredit Corp(a)                               48,200      2,503,990
      USA Education                                     42,000      3,066,000
================================================================================
                                                                    5,569,990
17.35 FINANCIAL--DIVERSIFIED
      Ambac Financial Group                             80,200      4,667,640
      Capital One Financial                             76,300      4,578,000
      Citigroup Inc                                    223,940     11,832,990
      Edwards (A G) Inc                                  5,000        225,000
      Fannie Mae                                        53,100      4,521,465
      Freddie Mac                                       73,850      5,169,500
      Providian Financial                               84,080      4,977,536
      Stilwell Financial                               103,950      3,488,562
      Van der Moolen Holding NV                         19,300        504,887
================================================================================
                                                                   39,965,580
3.70  INSURANCE--LIFE & HEALTH
      AFLAC Inc                                         76,000      2,393,240
      John Hancock Financial Services                   56,400      2,270,664
      Manulife Financial                                43,900      1,225,249
      Nationwide Financial Services Class A Shrs        60,100      2,623,365
================================================================================
                                                                    8,512,518
5.79  INSURANCE--MULTI-LINE
      American International Group                      80,150      6,892,900
      Hartford Financial Services Group                 17,400      1,190,160
      Radian Group                                     123,800      5,007,710
      Willis Group Holdings Ltd(a)                      13,600        241,400
================================================================================
                                                                   13,332,170
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
10.39 INSURANCE--PROPERTY & CASUALTY
      Allstate Corp                                    176,900  $   7,781,831
      Chubb Corp                                        22,000      1,703,460
      Everest Re Group Ltd                              69,300      5,183,640
      MGIC Investment                                   44,500      3,232,480
      XL Capital Ltd Class A Shrs                       73,500      6,034,350
================================================================================
                                                                   23,935,761
2.56  INSURANCE BROKERS
      Gallagher (Arthur J) & Co                         54,700      1,422,200
      Marsh & McLennan                                  44,260      4,470,260
================================================================================
                                                                    5,892,460
11.66 INVESTMENT BANK/BROKER FIRM
      E*TRADE Group(a)                                 148,200        955,890
      Eaton Vance                                       29,900      1,040,520
      Federated Investors Class B Shrs                  81,400      2,621,080
      Goldman Sachs Group                               69,000      5,920,200
      Instinet Group(a)                                 53,300        993,512
      Lehman Brothers Holdings                         108,400      8,428,100
      Merrill Lynch & Co                                17,200      1,019,100
      Morgan Stanley Dean Witter & Co                   47,800      3,070,194
      Neuberger Berman                                  33,900      2,305,200
      Waddell & Reed Financial Class A Shrs             15,800        501,650
================================================================================
                                                                   26,855,446
2.12  SAVINGS & LOAN COMPANIES
      Golden West Financial                             75,900      4,875,816
================================================================================
1.33  SERVICES--COMMERCIAL & CONSUMER
      Concord EFS(a)                                    58,700      3,052,987
================================================================================
0.66  SERVICES--COMPUTER SYSTEMS
      Henry (Jack) & Associates                         49,100      1,522,100
================================================================================
      TOTAL COMMON STOCKS (COST $196,113,935)                     213,996,564
================================================================================
7.07  SHORT-TERM INVESTMENTS
2.18  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund, 3.650% (Cost $5,033,208)       5,033,208      5,033,208
================================================================================
4.89  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 06/29/2001 due 7/2/2001 at 3.880%,
        repurchased at $11,255,638 (Collateralized
        by US Treasury Inflationary Index Bonds, due
        4/15/2029 at 3.875%, value $11,443,593)
        (Cost $11,252,000)                         $11,252,000     11,252,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (COST $16,285,208)              16,285,208
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $212,399,143)
       (Cost for Income Tax Purposes $215,977,890)               $230,281,772
================================================================================

(a)  Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                    FINANCIAL
                                                                     SERVICES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $ 212,399,143
================================================================================
  At Value(a)                                                   $ 230,281,772
Cash                                                                  870,926
Foreign Currency (Cost $32,557)                                        31,566
Receivables:
  Investment Securities Sold                                       11,659,709
  Fund Shares Sold                                                  1,324,783
  Dividends and Interest                                              205,539
Prepaid Expenses and Other Assets                                       8,050
================================================================================
TOTAL ASSETS                                                      244,382,345
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                  12,760,518
  Fund Shares Repurchased                                              33,059
Accrued Expenses and Other Payables                                     9,189
================================================================================
TOTAL LIABILITIES                                                  12,802,766
================================================================================
NET ASSETS AT VALUE                                             $ 231,579,579
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $219,057,157
Accumulated Undistributed Net Investment Income                     1,104,777
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                     (6,463,965)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    17,881,610
================================================================================
NET ASSETS AT VALUE                                             $ 231,579,579
================================================================================
Shares Outstanding                                                 17,463,446
NET ASSET VALUE, Offering and Redemption Price per Share        $       13.26
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $11,252,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED

                                                                    FINANCIAL
                                                                     SERVICES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $   1,261,415
Dividends from Affiliated Investment Companies                        102,369
Interest                                                              258,136
  Foreign Taxes Withheld                                              (11,556)
================================================================================
  TOTAL INCOME                                                      1,610,364
================================================================================
EXPENSES
Investment Advisory Fees                                              790,817
Administrative Services Fees                                          284,422
Custodian Fees and Expenses                                            20,814
Directors' Fees and Expenses                                            7,268
Interest Expenses                                                       1,444
Professional Fees and Expenses                                          9,933
Registration Fees and Expenses                                            395
Reports to Shareholders                                                 1,844
Transfer Agent Fees                                                     2,500
Other Expenses                                                          2,196
================================================================================
  TOTAL EXPENSES                                                    1,121,633
  Fees and Expenses Paid Indirectly                                    (1,671)
================================================================================
     NET EXPENSES                                                   1,119,962
================================================================================
NET INVESTMENT INCOME                                                 490,402
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                            (4,226,925)
  Foreign Currency Transactions                                       (20,158)
================================================================================
     Total Net Realized Loss                                       (4,247,083)
================================================================================
Change in Net Depreciation of:
  Investment Securities                                            (9,052,290)
  Foreign Currency Transactions                                      (130,049)
================================================================================
     Total Net Depreciation                                        (9,182,339)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                               (13,429,422)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $ (12,939,020)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL SERVICES FUND

                                                     SIX MONTHS          YEAR
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2001          2000
                                                      UNAUDITED
OPERATIONS
Net Investment Income                               $   490,402  $    614,997
Net Realized Loss on Investment Securities and
  Foreign Currency Transactions                      (4,247,083)   (2,199,693)
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions       (9,182,339)   27,017,967
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                            (12,939,020)   25,433,271
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0        (9,474)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           0      (151,739)
================================================================================
TOTAL DISTRIBUTIONS                                           0      (161,213)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       127,748,130   297,193,222
Reinvestment of Distributions                                 0       161,213
================================================================================
                                                    127,748,130   297,354,435
Amounts Paid for Repurchases of Shares             (103,545,438) (111,489,519)
================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       24,202,692   185,864,916
================================================================================
TOTAL INCREASE IN NET ASSETS                         11,263,672   211,136,974
NET ASSETS
Beginning of Period                                 220,315,907     9,178,933
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $1,104,777 and $614,375,
  respectively)                                    $231,579,579  $220,315,907
================================================================================

           ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           9,702,867    24,667,757
Shares Issued from Reinvestment of Distributions              0        12,757
================================================================================
                                                      9,702,867    24,680,514
Shares Repurchased                                   (8,156,782)   (9,590,064)
================================================================================
NET INCREASE IN FUND SHARES                           1,546,085    15,090,450
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund (the "Fund", presented herein), Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the Act) as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies (Participating Insurance Companies) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2001, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the Base Fee), plus an additional amount computed at an annual rate of 0.265% of average net assets (the Incremental Fee) to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $190,175,495 and $159,329,185, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $19,282,735 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $4,978,853, resulting in net appreciation of $14,303,882.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $926. Unfunded accrued pension costs of $0 and pension liability of $1,234 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2001, the Fund borrowed cash at a rate of 5.63%. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility (LOC), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
FINANCIAL SERVICES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS          YEAR        PERIOD
                                                 ENDED         ENDED         ENDED
                                               JUNE 30   DECEMBER 31   DECEMBER 31
-----------------------------------------------------------------------------------
                                                  2001         2000         1999(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period        $    13.84  $     11.10  $       10.00
===================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.02         0.03           0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (0.60)        2.72           1.09
===================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (0.58)        2.75           1.10
===================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)           0.00         0.00           0.00
Distributions in Excess of Capital Gains          0.00         0.01           0.00
===================================================================================
TOTAL DISTRIBUTIONS                               0.00         0.01           0.00
===================================================================================
Net Asset Value--End of Period              $    13.26  $     13.84  $       11.10
===================================================================================

TOTAL RETURN(c)                              (4.19%)(d)       24.80%      11.00%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)   $   231,580  $   220,316  $       9,179
Ratio of Expenses to Average
  Net Assets(e)(f)                             0.53%(d)      1.09%         1.39%(g)
Ratio of Net Investment Income to
  Average Net Assets(f)                        0.23%(d)      0.66%         0.67%(g)
Portfolio Turnover Rate                          80%(d)       114%           37%(d)

(a) From September 21, 1999, commencement of investment operations, through December 31, 1999.
(b) Distributions from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may included custodian fees).
(f) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09% and 2.48% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.66% and (0.42%) (annualized), respectively.
(g)  Annualized

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S757 9183 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HEALTH SCIENCES FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                        July 2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-HEALTH SCIENCES FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - HEALTH SCIENCES FUND

     This line graph compares the value of a $10,000 investment in VIF - Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Health Sciences Fund          S&P 500 Index(2)

5/97        $10,000                             $10,000

6/97        $10,000                             $10,445

6/98        $13,630                             $13,596

6/99        $15,111                             $16,689

6/00        $19,666                             $17,899

6/01        $18,964                             $15,247

     For the six-month period ended June 30, 2001, the value of your shares decreased 12.16%, underperforming the return of the S&P 500 Index, which suffered a decline of 6.69% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

     In the first half's volatile environment, the health care sector saw investors vacillate between a range of sub-sectors -- most notably pharmaceutical and biotechnology stocks. The former fared better early on, when more defensive drug companies were deemed relatively stable investments. However, thanks to a strong Nasdaq Composite Index(2) surge in April and early May, biotechnology issues gained ground throughout the majority of the second quarter, reversing this trend.

--------------------------------------------------------------------------------
                            VIF-HEALTH SCIENCES FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                  (3.57%)
--------------------------------------------------------------------------------
3 years                                                 11.64%
--------------------------------------------------------------------------------
Since inception (5/97)                                  16.85%
--------------------------------------------------------------------------------

     At the conclusion of the half, the fund's exposure to large, diversified pharmaceutical holdings had detracted from performance in most cases. Unable to escape the broad market sell-off late in the first quarter, and further hampered by investors' renewed interest in more growth-oriented stocks in the second, holdings such as Pfizer Inc ultimately lost ground. This occurred in spite of Pfizer's high growth rate, strong stable of existing products, and promising pipeline of drugs under development.

     Conversely, some of the fund's biotechnology holdings came through the volatility having edged higher. However, the true standouts for the period emerged from an area called "specialty pharmaceuticals." Representing this industry are smaller firms that either create and market a tighter range of targeted drugs or specialize in producing generic versions of popular medications.

     Mid-cap concern King Pharmaceuticals, for example, turned in a solid performance, thanks to continued sales growth in its branded drug products. King's cardiovascular drug Altace received an improved label from the FDA regarding mortality and heart attack prevention during the period, and the fact that all of the firm's sales transpire within the United States also proved beneficial. Indeed, King did not fall prey to the strength of the U.S. dollar, which caused significant currency losses for larger pharmaceutical companies exporting their products.

     Looking ahead, we remain bullish on these specialty pharmaceuticals. We also believe that signs of the market's movement toward recovery could cause biotechnology companies to prosper during the second half of the year. Therefore, we recently increased our biotech exposure, focusing as we always do on companies less speculative in nature with products already on the market or in late-stage trials. Meanwhile, our view toward large, diversified pharmaceuticals has grown less positive, as products have been dropping out of many such firms' pipelines and a negative preannouncement in June from a bellwether pharmaceutical company somewhat dampened our expectations.

FUND MANAGEMENT

THOMAS  R. WALD, CFA

     Vice President, INVESCO Funds Group. BA, Tulane University; MBA, University of Pennsylvania. Joined INVESCO in 1997. Began investment career in 1988.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN  UNMANAGED  INDEX  CONSIDERED  REPRESENTATIVE  OF THE
PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
97.11 COMMON STOCKS
30.56 BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                   140,700  $   6,331,500
      Amgen Inc(a)                                     144,700      8,780,396
      Cephalon Inc(a)                                   63,200      4,455,600
      Genentech Inc(a)                                 178,620      9,841,962
      Genzyme Corp-General Division(a)                 179,000     10,919,000
      Gilead Sciences(a)                                84,700      4,928,693
      Human Genome Sciences(a)                          69,760      4,203,040
      IDEC Pharmaceuticals(a)                          179,230     12,132,079
      ImClone Systems(a)                                61,100      3,226,080
      Invitrogen Corp(a)                               120,200      8,630,360
      Medarex Inc(a)                                   130,720      3,071,920
      MedImmune Inc(a)                                 237,000     11,186,400
      Millennium Pharmaceuticals(a)                    116,830      4,156,811
      Protein Design Labs(a)                            67,740      5,877,122
================================================================================
                                                                   97,740,963

7.89  HEALTH CARE--MEDICAL EQUIPMENT & DEVICES
      Baxter International(a)                          179,840      8,812,160
      Laboratory Corp of America Holdings(a)            39,880      3,066,772
      St Jude Medical(a)                               135,460      8,127,600
      Varian Medical Systems(a)                         73,380      5,246,670
================================================================================
                                                                   25,253,202
5.66  HEALTH CARE--SERVICES
      First Health Group(a)                            129,040      3,112,445
      HCA Inc                                          156,040      7,051,447
      Tenet Healthcare(a)                              154,040      7,946,924
================================================================================
                                                                   18,110,816

53.00 HEALTH CARE DRUGS--PHARMACEUTICALS
      Abbott Laboratories                              233,280     11,199,773
      Allergan Inc                                      78,470      6,709,185
      American Home Products                           239,625     14,003,685
      AmeriSource Health Class A Shrs(a)                93,020      5,144,006
      Andrx Group(a)                                    31,400      2,417,800
      AstraZeneca Group PLC Sponsored
        ADR Representing Ord Shrs                      290,800     13,594,900
      Aventis SA Sponsored ADR Representing Ord Shrs   154,800     12,366,972
      Bergen Brunswig Class A Shrs                     392,780      7,549,232
      Bristol-Myers Squibb                              72,900      3,812,670
      Cardinal Health                                   69,169      4,772,661
      DUSA Pharmaceuticals(a)                           18,500        264,180
      Forest Laboratories(a)                           116,860      8,297,060
      Johnson & Johnson                                321,863     16,093,150
      King Pharmaceuticals(a)                          217,420     11,686,325
      Lilly (Eli) & Co                                  52,360      3,874,640
      Merck & Co                                        67,280      4,299,865
      Novartis AG Sponsored ADR
        Representing 1/40 Registered Shr               110,480      3,993,852
      Pfizer Inc                                       335,176     13,423,799
      Pharmacia Corp                                   142,190      6,533,630

                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Sanofi-Synthelabo SA                              89,800  $   5,891,913
      Serono SA ADR Representing 1/40 Bearer Shr       210,620      5,254,969
      Teva Pharmaceutical Industries Ltd
        Sponsored ADR Representing Ord Shrs            133,880      8,340,724
================================================================================
                                                                  169,524,991

      TOTAL COMMON STOCKS (COST $284,104,422)                     310,629,972
================================================================================
2.89  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase  Agreement with State Street
        dated 6/29/2001 due 7/2/2001 at 3.880%,
        repurchased at $9,261,994 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%, value $9,400,161)
        (Cost $9,259,000)                          $ 9,259,000      9,259,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $293,363,422)
       (Cost for Income Tax Purposes $297,504,788)              $ 319,888,972
================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                       HEALTH
                                                                     SCIENCES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $293,363,422
================================================================================
  At Value(a)                                                    $319,888,972
Foreign Currency (Cost $13,296)                                        13,298
Receivables:
  Investment Securities Sold                                        5,840,167
  Fund Shares Sold                                                    280,220
  Dividends and Interest                                              116,465
Prepaid Expenses and Other Assets                                      11,823
================================================================================
TOTAL ASSETS                                                      326,150,945
================================================================================
LIABILITIES
Payables:
  Custodian                                                            15,740
  Investment Securities Purchased                                   3,138,435
  Fund Shares Repurchased                                           1,411,307
Accrued Expenses and Other Payables                                     7,039
================================================================================
TOTAL LIABILITIES                                                   4,572,521
================================================================================
NET ASSETS AT VALUE                                              $321,578,424
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $341,240,231
Accumulated Undistributed Net Investment Income                       832,816
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                    (47,029,615)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    26,534,992
================================================================================
NET ASSETS AT VALUE                                              $321,578,424
================================================================================
Shares Outstanding                                                 17,521,687
NET ASSET VALUE, Offering and Redemption Price per Share         $      18.35
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $9,259,000.
(b) The INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED
                                                                       HEALTH
                                                                     SCIENCES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    884,611
Dividends from Affiliated Investment Companies                         58,535
Interest                                                              296,010
  Foreign Taxes Withheld                                              (36,043)
================================================================================
  TOTAL INCOME                                                      1,203,113
================================================================================
EXPENSES
Investment Advisory Fees                                            1,082,104
Administrative Services Fees                                          387,348
Custodian Fees and Expenses                                            26,489
Directors' Fees and Expenses                                            8,975
Interest Expenses                                                       3,482
Professional Fees and Expenses                                         11,571
Registration Fees and Expenses                                            621
Reports to Shareholders                                                 4,108
Transfer Agent Fees                                                     2,500
Other Expenses                                                          3,149
================================================================================
  TOTAL EXPENSES                                                    1,530,347
  Fees and Expenses Paid Indirectly                                    (3,171)
================================================================================
     NET EXPENSES                                                   1,527,176
================================================================================
NET INVESTMENT LOSS                                                  (324,063)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                           (30,237,932)
  Foreign Currency Transactions                                      (911,529)
================================================================================
     Total Net Realized Loss                                      (31,149,461)
================================================================================
Change in Net Depreciation of:
  Investment Securities                                           (13,761,441)
  Foreign Currency Transactions                                       (22,596)
================================================================================
     Total Net Depreciation                                       (13,784,037)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                               (44,933,498)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(45,257,561)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
HEALTH SCIENCES FUND

                                                     SIX MONTHS          YEAR
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2001          2000
                                                      UNAUDITED
OPERATIONS
Net Investment Income (Loss)                       $  (324,063) $   1,052,971
Net Realized Loss on Investment Securities and
  Foreign Currency Transactions                    (31,149,461)   (15,612,832)
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions     (13,784,037)    39,410,042
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                           (45,257,561)    24,850,181
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0        (30,299)
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions               0       (299,479)
================================================================================
TOTAL DISTRIBUTIONS                                          0       (329,778)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                      185,642,849    444,210,282
Reinvestment of Distributions                                0        329,778
================================================================================
                                                   185,642,849    444,540,060
Amounts Paid for Repurchases of Shares            (172,205,071)  (127,313,779)
================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                      13,437,778    317,226,281
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS            (31,819,783)   341,746,684
NET ASSETS
Beginning of Period                                353,398,207     11,651,523
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $832,816 and $1,156,879, respectively)          $321,578,424   $353,398,207
================================================================================

                 --------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                         10,283,727     23,110,382
Shares Issued from Reinvestment of Distributions             0         16,629
================================================================================
                                                    10,283,727     23,127,011
Shares Repurchased                                  (9,678,803)    (6,937,598)
================================================================================
NET INCREASE IN FUND SHARES                            604,924     16,189,413
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund (the "Fund", presented herein), High Yield Fund, Market Neutral Fund, Real Estate Opportuntiy Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the Act) as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies (Participating Insurance Companies) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2001, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $7,636,806 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital loses of $3,446,713 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisor fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee")of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $181,353,687 and $143,787,214, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $28,279,666 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $5,895,482, resulting in net appreciation of $22,384,184.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $1,708. Unfunded accrued pension costs of $0 and pension liability of $2,407 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2001, the Fund borrowed cash at a weighted average rate of 5.17%. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility (LOC), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                          PERIOD
                                                 ENDED                                           ENDED
                                               JUNE 30       YEAR ENDED DECEMBER 31        DECEMBER 31
-------------------------------------------------------------------------------------------------------
                                                  2001       2000        1999         1998      1997(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period         $   20.89  $   16.02  $    15.29  $     11.04  $    10.00
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                     (0.02)      0.05        0.02         0.05        0.10
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (2.52)      4.84        0.72         4.66        0.94
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (2.54)      4.89        0.74         4.71        1.04
=======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)           0.00       0.00        0.01         0.03        0.00
Distributions from Capital Gains                  0.00       0.00        0.00         0.34        0.00
In Excess of Capital Gains                        0.00       0.02        0.00         0.09        0.00
=======================================================================================================
TOTAL DISTRIBUTIONS                               0.00       0.02        0.01         0.46        0.00
=======================================================================================================
Net Asset Value--End of Period               $   18.35  $   20.89  $    16.02  $     15.29  $    11.04
=======================================================================================================

TOTAL RETURN(d)                             (12.16%)(e)     30.54%       4.86%       42.85%   10.40%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)     $ 321,578  $ 353,398  $   11,652  $     2,378  $      423
Ratio of Expenses to Average
  Net Assets(f)(g)                             0.53%(e)      1.07%       1.48%        1.27%    0.60%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(g)                      (0.11%)(e)      0.68%       0.36%        0.35%    2.34%(h)
Portfolio Turnover Rate                          50%(e)       145%        173%         107%     112%(e)

(a) From May 22, 1997, commencement of investment operations, through December 31, 1997.
(b) The per share information was computed based on average shares for the year ended December 31, 1998.
(c) Dividends from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.07%, 2.85%, 4.20% and 21.45% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.68%, (1.01%), (2.58%) and (18.51%) (annualized), respectively.
(h)  Annualized

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Health Sciences Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN         TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews         14,905,998             0      519,002    15,425,000
Bob R. Baker              14,925,073             0      499,927    15,425,000
Charles W. Brady          14,926,745             0      498,255    15,425,000
Lawrence H. Budner        14,912,753             0      512,247    15,425,000
James T. Bunch            14,903,278             0      521,722    15,425,000
Fred A. Deering           14,900,093             0      524,907    15,425,000
Wendy L. Gramm            14,921,893             0      503,107    15,425,000
Richard W. Healey         14,922,562             0      502,438    15,425,000
Gerald J. Lewis           14,920,778             0      504,222    15,425,000
John W. McIntyre          14,895,787             0      529,213    15,425,000
Larry Soll                14,898,896             0      526,104    15,425,000
Mark H. Williamson        14,925,683             0      499,317    15,425,000

Proposal 2                12,630,843     1,817,177      976,980    15,425,000

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S12 9184 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HIGH YIELD FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                        July 2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-HIGH YIELD FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - HIGH YIELD FUND

     This line graph compares the value of a $10,000 investment in VIF - High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - High Yield Fund               Merrill Lynch High Yield
                                                Master Index(2)

5/94        $10,000                             $10,000

6/94        $9,990                              $10,037

6/95        $11,065                             $11,531

6/96        $12,550                             $12,611

6/97        $15,096                             $14,414

6/98        $17,447                             $16,058

6/99        $17,750                             $16,208

6/00        $18,016                             $15,986

6/01        $15,176                             $16,322

     For the six-month period ended June 30, 2001, the value of your shares declined 5.86%. In comparison, the Merrill Lynch High Yield Master Index gained 4.87%. (Of course, past performance is no guarantee of future results.)(1),(2)

     The fund's underperformance was mainly due to its above-market weightings in zero coupon and telecommunications bonds, the latter of which was hard hit by investors' concerns regarding the challenging operating environment for telecom companies. Although our exposure was to high-quality securities in this area, the problems of less financially stable carriers took center stage and tainted perceptions surrounding the whole sector. Nevertheless, we remain optimistic about the group's longer-term fundamentals, and have retained a substantial position there.

--------------------------------------------------------------------------------
                               VIF-HIGH YIELD FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                     (15.76%)
--------------------------------------------------------------------------------
5 years                                                      3.87%
--------------------------------------------------------------------------------
Since inception (5/94)                                       6.05%
--------------------------------------------------------------------------------

     On a positive note, we feel that our emphasis on companies improving their credit profiles within industries exhibiting strengthening fundamentals has positioned the fund for growth. We will continue to use this strategy, choosing issues within specific investment themes that we believe are most likely to experience positive events. For example, throughout the period, we have worked with the theme of electric utilities deregulation. With recent legislation opening up competition among electric utilities, lawmakers are addressing how incumbent utilities will compete while having to shoulder the burden of paying for inefficient nuclear power plants built in the 1970s and 1980s.

     The answer thus far has been to pass the high costs of these plants along to consumers -- regardless of whether they choose incumbent providers or new competitors. The amount that the incumbent provider recovers through this legislation is called the "stranded cost." By properly analyzing the potential for stranded cost recovery of specific utilities, we have added holdings to the fund that are benefiting from the associated credit improvement.

     As the year progresses, we will remain focused on this theme as well as others including energy, gaming, broadcasting, communications, cyclically vulnerable companies emerging from financial distress, and special situations. At the same time, we'll continue to emphasize credit risk analysis. Indeed, we feel that credit selection/avoidance and our ability to identify what we call "big bang" events -- such as when one of our holdings is acquired by a higher-rated company, or receives a capital injection which earns a credit upgrade -- will be the key determinants of success during the remainder of 2001.

FUND MANAGEMENT

JERRY PAUL, CFA, CPA
     Senior Vice President, INVESCO Funds Group. BBA, University of Iowa; MBA, University of Northern Iowa. Joined INVESCO in 1994. Began investment career in 1976.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE HIGH YIELD MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY OTHER MARKET INDEX.

THE FUND INVESTS PRIMARILY IN HIGH YIELD BONDS, SOME OF WHICH MAY BE RATED BELOW INVESTMENT GRADE. THESE HIGH YIELD BONDS MAY BE MORE SUSCEPTIBLE THAN HIGHER-GRADE BONDS TO REAL OR PERCEIVED ADVERSE ECONOMIC OR INDUSTRY CONDITIONS. THE SECONDARY MARKET, ON WHICH HIGH YIELD BONDS ARE TRADED, MAY ALSO BE LESS LIQUID THAN THE MARKET FOR HIGHER-GRADE BONDS.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                    COUNTRY      SHARES OR
                                                                    CODE IF      PRINCIPAL
%       DESCRIPTION                                                  NON US         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
72.46   FIXED INCOME SECURITIES
72.46   CORPORATE BONDS
0.07    AIR FREIGHT
        TBS Shipping International Ltd, 1st Pfd Shipping Mortgage
          Notes, 10.000%, 2/8/2008                                       BD   $    116,477  $     40,913
=========================================================================================================
4.42    BROADCASTING
        Chancellor Media of Los Angeles, Gtd Sr Sub Notes, Series B
          8.750%, 6/15/2007                                                   $    500,000       525,000
          8.125%, 12/15/2007                                                  $  2,000,000     2,070,000
        XM Satellite Radio, Sr Secured Notes, 14.000%, 3/15/2010              $    250,000       150,000
=========================================================================================================
                                                                                               2,745,000
3.31    CABLE
        Comcast Cable Partners PLC Ltd, Sr Discount
          Step-Up Deb, Zero Coupon(a), 11/15/2007                        UK   $    400,000       272,000
        CSC Holdings, Sr Notes, 7.625%(b), 4/1/2011                           $    500,000       477,003
        NTL Inc
          Conv Sub Notes
            5.750%(b), 12/15/2009                                             $    950,000       311,125
          Sr Deferred Step-Up Notes, Series B, Zero Coupon(a), 4/1/2008       $    500,000       217,500
        Renaissance Media Group LLC, Gtd Sr Discount
          Step-Up Notes, Zero Coupon(a), 4/15/2008                            $  1,000,000       780,000
=========================================================================================================
                                                                                               2,057,628
0.44    CHEMICALS--DIVERSIFIED
        Huntsman Corp, Sr Sub Notes(b), 9.500%, 7/1/2007                      $    500,000       275,000
=========================================================================================================
0.70    CHEMICALS--SPECIALTY
        Huntsman Polymers, Sr Notes, 11.750%, 12/1/2004                       $    600,000       435,000
=========================================================================================================
1.06    COMMUNICATIONS--EQUIPMENT & MANUFACTURING
        Metromedia Fiber Network, Sr Notes
          Series B, 10.000%, 11/15/2008                                       $  1,250,000       475,000
          10.000%, 12/15/2009                                                 $    450,000       171,000
        World Access, Sr Notes(c), 13.250%, 1/15/2008                         $    500,000        10,625
=========================================================================================================
                                                                                                 656,625
8.90    ELECTRIC UTILITIES
        Duquesne Light
         1st Collateral Trust, 8.375%, 5/15/2024                              $    500,000       511,008
         Medium-Term Notes, Series B, 8.200%, 11/15/2022                      $    500,000       507,996
        El Paso Electric, 1st Mortgage, Series D, 8.900%, 2/1/2006            $    400,000       429,906
        Niagara Mohawk Power, 1st Mortgage, 9.750%, 11/1/2005                 $  1,500,000     1,671,364
        Western Resources, Sr Notes
          6.875%, 8/1/2004                                                    $    500,000       484,123
          6.250%, 8/15/2018                                                   $  2,000,000     1,923,300
=========================================================================================================
                                                                                               5,527,697
0.16    ELECTRICAL EQUIPMENT
        Alpine Group, Gtd Sr Secured Notes, Series B(d), 12.250%, 7/15/2003   $    200,000       100,000
=========================================================================================================
0.31    ENGINEERING & CONSTRUCTION
        Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008                          $    200,000       193,250
=========================================================================================================
0.70    ENTERTAINMENT
        Ackerly Group, Sr Sub Notes, Series B, 9.000%, 1/15/2009              $    500,000       437,500
=========================================================================================================
                                                                    COUNTRY      SHARES OR
                                                                    CODE IF      PRINCIPAL
%       DESCRIPTION                                                  NON US         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
0.77    FINANCIAL--DIVERSIFIED
        Madison River Capital LLC/Madison River Finance
          Sr Notes, 13.250%, 3/1/2010                                         $  1,000,000  $    480,000
=========================================================================================================
0.42    FOODS
        Keebler Corp, Gtd Sr Sub Notes, 10.750%, 7/1/2006                     $    250,000       258,450
=========================================================================================================
1.58    GAMING
        Park Place Entertainment, Sr Sub Notes(b), 8.125%, 5/15/2011          $  1,000,000       982,500
=========================================================================================================
0.06    HOMEBUILDING
        Webb (Del) Corp, Sr Sub Deb, 9.000%, 2/15/2006                        $     35,000        35,175
=========================================================================================================
0.02    METALS MINING
        Bulong Operations Property Ltd, Sr Secured Notes(e)
          12.500%, 12/15/2008                                            AS   $    500,000        10,000
=========================================================================================================
4.32    OIL & GAS--EXPLORATION & PRODUCTION
        Forest Oil, Sr Notes(b), 8.000%, 6/15/2008                            $  1,500,000     1,462,500
        Houston Exploration, Sr Sub Notes, Series B, 8.625%, 1/1/2008         $    250,000       248,750
        Vintage Petroleum, Sr Sub Notes(b), 7.875%, 5/15/2011                 $  1,000,000       970,000
=========================================================================================================
                                                                                               2,681,250
1.20    OIL WELL EQUIPMENT & SERVICES
        Gulfmark Offshore, Gtd Sr Notes, 8.750%, 6/1/2008                     $    750,000       746,250
=========================================================================================================
1.14    PAPER & FOREST PRODUCTS
        Bear Island Paper LLC/Bear Island Finance II
          Sr Secured Notes, Series B, 10.000%, 12/1/2007                      $    750,000       705,000
=========================================================================================================
1.18    SERVICES--ADVERTISING & MARKETING
        Key3Media Group, Gtd Sr Sub Notes, 11.250%, 6/15/2011                 $    750,000       735,000
=========================================================================================================
1.10    SERVICES--COMMERCIAL & CONSUMER
        United Rentals, Gtd Sr Sub Notes, Series B, 8.800%, 8/15/2008         $    750,000       686,250
=========================================================================================================
0.14    SPECIALIZED SERVICES
        NationsRent Inc, Gtd Sr Sub Notes, 10.375%, 12/15/2008                $    375,000        86,250
=========================================================================================================
1.33    SPECIALTY PRINTING
        MDC Communications, Sr Sub Notes, 10.500%, 12/1/2006             CA   $    900,000       828,000
=========================================================================================================
6.64    TELECOMMUNICATIONS--CELLULAR & WIRELESS
        Crown Castle International, Sr Notes(b), 9.375%, 8/1/2011             $    500,000       451,250
        McCaw International Ltd, Sr Discount Step-Up Notes
          Series B, Zero Coupon(a), 4/15/2007                                 $    800,000       224,000
        Nextel Communications, Sr Notes
          9.500%, 2/1/2011                                                    $    250,000       195,937
          9.375%, 11/15/2009                                                  $    300,000       237,750
        Rogers Cantel, Sr Secured Deb
          9.750%, 6/1/2016                                               CA   $    250,000       245,000
          9.375%, 6/1/2008                                               CA   $    500,000       491,250
        VoiceStream Wireless/VoiceStream Wireless
          Holdings Sr Notes, 10.375%, 11/15/2009                              $  2,000,000     2,280,000
=========================================================================================================
                                                                                               4,125,187
15.70   TELECOMMUNICATIONS--LONG DISTANCE
        Allegiance Telecom, Sr Discount Step-Up Notes
          Series B, Zero Coupon(a), 2/15/2008                                 $  1,000,000       570,000
        Call-Net Enterprises, Sr Discount Step-Up Notes
          Zero Coupon(a), 5/15/2009                                      CA   $  1,000,000       180,000
        CFW Communications, Sr Notes, 13.000%, 8/15/2010                      $    750,000       525,000
        Esat Holdings Ltd, Sr Deferred Step-Up Notes
          Series B, Zero Coupon(a), 2/1/2007                             IE   $  2,150,000     2,210,823

                                                                    COUNTRY      SHARES OR
                                                                    CODE IF      PRINCIPAL
%       DESCRIPTION                                                  NON US         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
        Esat Telecom Group PLC, Sr Step-Up Notes
         Zero Coupon(a), 12/1/2008                                       IE   $    500,000  $    582,040
        Esprit Telecom Group PLC, Sr Notes(f),11.500%, 12/15/2007        UK   $    750,000        15,937
        GCI Inc, Sr Notes, 9.750%, 8/1/2007                                   $    495,000       487,575
        Global Crossing Holdings Ltd, Sr Sub Deb(b), 8.700%, 8/1/2007    BD   $  2,500,000     1,900,000
        GT Group Telecom, Sr Discount Step-Up Notes
          Zero Coupon(a), 2/1/2010                                       CA   $    400,000       126,000
        Level 3 Communications
          Sr Discount Step-Up Notes, Zero Coupon(a), 12/1/2008                $  3,300,000       841,500
          Sr Notes, 9.125%, 5/1/2008                                          $    500,000       207,500
        Nextel International, Sr Notes, 12.750%, 8/1/2010                     $    500,000       145,000
        NTL Communications, Sr Notes, 11.875%, 10/1/2010                      $    250,000       166,250
        Star Choice Communications, Sr Secured Notes,
          13.000%, 12/15/2005                                            CA   $  1,700,000     1,793,500
=========================================================================================================
                                                                                               9,751,125
16.79   TELEPHONE
        AT&T Canada, Sr Notes, 7.650%, 9/15/2006                         CA   $    500,000       494,162
        COLT Telecom Group PLC, Sr Discount Step-Up Notes
          Zero Coupon(a), 12/15/2006                                     UK   $  1,000,000       900,000
        Diamond Cable Communications PLC, Sr Discount
         Step-Up Notes, Zero Coupon(a)
            12/15/2005                                                   UK   $    500,000       340,000
            2/15/2007                                                    UK   $    900,000       459,000
        Focal Communications
          Sr Discount Step-Up Notes, Series B, Zero Coupon(a), 2/15/2008      $    750,000       157,500
          Sr Notes, Series B, 11.875%, 1/15/2010                              $    500,000       160,625
        Frontier Corp, Notes, 7.250%, 5/15/2004                               $  1,000,000       771,250
        Intermedia Communications
          Sr Discount Step-Up Notes, Series B, Zero Coupon(a), 3/1/2009       $    500,000       365,000
          Sr Notes, Series B
            8.875%, 11/1/2007                                                 $    500,000       490,000
            8.600%, 6/1/2008                                                  $    250,000       245,000
            8.500%, 1/15/2008                                                 $    250,000       245,000
        McLeodUSA Inc
          Sr Discount Step-Up Notes, Zero Coupon(a), 3/1/2007                 $    500,000       265,000
          Sr Notes
            12.000%, 7/15/2008                                                $    600,000       378,000
            11.500%, 5/1/2009                                                 $    500,000       305,000
        MetroNet Communications, Sr Discount Step-Up Notes
          Zero Coupon(a)
            11/1/2007                                                    CA   $    250,000       235,032
            6/15/2008                                                    CA   $  3,400,000     2,872,150
        Netia Holdings BV, Gtd Sr Discount Step-Up Notes
          Series B, Zero Coupon(a), 11/1/2007                            NL   $    525,000       204,750
        NEXTLINK Communications LLC
         Sr Discount Step-Up Notes, Zero Coupon(a), 4/15/2008                 $  1,000,000       180,000
         Sr Notes
            10.750%, 11/15/2008                                               $    500,000       160,000
            9.625%, 10/1/2007                                                 $    250,000        72,500
        NEXTLINK Communications LLC/NEXTLINK Capital
         Sr Notes, 12.500%, 4/15/2006                                         $  1,000,000       340,000
        RCN Corp
          Sr Discount Step-Up Notes, Series B, Zero Coupon(a), 2/15/2008      $  1,000,000       280,000
          Sr Notes, 10.125%, 1/15/2010                                        $    500,000       205,000
        United Pan-Europe Communications NV
          Sr Discount Step-Up Notes, Series B, Zero Coupon(a), 8/1/2009  NL   $    700,000       112,000
          Sr Notes, Series B, 10.875%, 11/1/2007                         NL   $    500,000       187,500
=========================================================================================================
                                                                                              10,424,469
                                                                    COUNTRY      SHARES OR
                                                                    CODE IF      PRINCIPAL
%       DESCRIPTION                                                  NON US         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
0.07    AIR FREIGHT
        TBS Shipping International Ltd, 1st Pfd Shipping Mortgage
          Notes, 10.000%, 2/8/2008                                       BD   $    116,477  $     40,913
=========================================================================================================
        TOTAL FIXED INCOME SECURITIES (AMORTIZED COST $60,519,478)                            45,003,519
=========================================================================================================
3.04    COMMON STOCKS & WARRANTS
0.00    AIR FREIGHT
        TBS Shipping International Ltd
          Class C Shrs(g)                                                BD          2,273             5
          Warrants(g) (Exp 2015)                                         BD          1,104             5
=========================================================================================================
                                                                                                      10
0.01    BROADCASTING
        XM Satellite Radio Warrants(g) (Exp 2010)                                      250         6,219
=========================================================================================================
0.00    COMPUTERS--NETWORKING
        Wam!Net Warrants(b)(g) (Exp 2005)                                              900             9
=========================================================================================================
3.02    INVESTMENT COMPANIES
        Dresdner RCM Global Strategic Income Closed End Fund                       265,400     1,879,032
=========================================================================================================
0.01    TELECOMMUNICATIONS--LONG DISTANCE
        Ntelos Inc Warrants(b)(g) (Exp 2010)                                           750         3,750
        STARTEC Global Communications Warrants(b)(g) (Exp 2008)                        150             2
=========================================================================================================
                                                                                                   3,752
        TOTAL COMMON STOCKS & WARRANTS (COST $1,851,546)                                       1,889,022
=========================================================================================================
5.77    PREFERRED STOCKS
0.00    AIR FREIGHT
        TBS Shipping International Ltd
         Pfd, 7.000%                                                     BD          2,273             5
         Pfd Warrants, Series A Shrs (Exp 2004)                          BD          4,021             5
         Pfd Warrants, Series C Shrs (Exp 2005)                          BD            936             5
=========================================================================================================
                                                                                                      15
0.09    BROADCASTING
        Granite Broadcasting, Exchangeable Pfd(h), 12.750%                             280        53,200
=========================================================================================================
3.63    TELECOMMUNICATIONS--CELLULAR & WIRELESS
        Nextel Communications, Exchangeable Pfd
          Series D Shrs(g)(h), 13.000%                                               1,032       639,840
          Series E Shrs(g)(h), 11.125%                                               2,688     1,612,800
=========================================================================================================
                                                                                               2,252,640
0.79    TELECOMMUNICATIONS--LONG DISTANCE
        Global Crossing Holdings Ltd, Sr Exchangeable Pfd(g)(h), 10.500% BD          4,000       230,000
        Global Crossing Ltd, Conv Pfd, 6.750%                            BD          2,250       258,750
=========================================================================================================
                                                                                                 488,750
1.26    TELEPHONE
        Intermedia Communications, Exchangeable Pfd
          Series B Shrs(g)(h), 13.500%                                                 623       623,000
        XO Communications, Sr Exchangeable Pfd(g)(h), 14.000%                       36,027       162,121
=========================================================================================================
                                                                                                 785,121
        TOTAL PREFERRED STOCKS (Cost $6,635,029)                                               3,579,726
=========================================================================================================
                                                                    COUNTRY      SHARES OR
                                                                    CODE IF      PRINCIPAL
%       DESCRIPTION                                                  NON US         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
0.44    OTHER SECURITIES
0.42    ELECTRIC UTILITIES
        Alliant Energy Resources, Sr Sub Exchangeable Step-Down Notes(b)
         PAY PHONES(i), 7.250%(j), 2/15/2003 (Each shr exchangeable for
         2.5 shrs McLeodUSA cmn stk)                                          $      7,000  $    262,500
=========================================================================================================
0.02    TELECOMMUNICATIONS--LONG DISTANCE
        GT Group Telecom,  Units(b) (Each unit consists of one Sr
          Discount Note, 13.250%, 2/1/2010 and one wrnt to purchase
          4.91060 Class B non-voting shrs of cmn stk)                    CA            400        11,938
=========================================================================================================
        TOTAL OTHER SECURITIES (AMORTIZED COST $493,251)                                         274,438
=========================================================================================================
18.29   SHORT-TERM INVESTMENTS
4.93    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market Reserve Fund, 3.650%
         (Cost $3,060,712)                                                       3,060,712     3,060,712
=========================================================================================================
13.36   REPURCHASE AGREEMENTS
        Repurchase  Agreement with State Street dated  6/29/2001
          due 7/2/2001 at 3.880%, repurchased at $8,300,683
          (Collateralized by US Treasury Inflationary Index
          Bonds, due 4/15/2028 at 3.625%, value $8,423,814)
         (Cost $8,298,000)                                                    $  8,298,000     8,298,000
=========================================================================================================
        TOTAL SHORT-TERM INVESTMENTS (COST $11,358,712)                                       11,358,712
=========================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $80,858,016)
        (Cost for Income Tax Purposes $81,095,106)                                          $ 62,105,417
=========================================================================================================

(a) Step-up bonds are obligations which increase the interest rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.
(b) Securities acquired pursuant to Rule 144A. The fund deems such securities to be "liquid" because an institutional market exists.
(c) Security is a defaulted security with respect to cumulative interest payments of $33,125 at June 30, 2001.
(d) Security is a fair valued security representing 50% of the security's publicly traded value.
(e) Security is a defaulted security with respect to cumulative interest payments of $62,500 at June 30, 2001.
(f) Security is a defaulted security with respect to cumulative interest payments of $43,125 at June 30, 2001.
(g)  Security is non-income producing.
(h) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.
(i) PAY PHONES - Premium Accelerated Yield Participating Hybrid Option Note Exchangeable Securities.
(j) Step-down bonds are obligations which decrease the interest rate at a specific point in time. Rate shown reflects current rate which may step down at a future date.

SUMMARY OF INVESTMENTS BY COUNTRY
                                                          % OF
                                          COUNTRY   INVESTMENT
COUNTRY                                      CODE   SECURITIES        VALUE
--------------------------------------------------------------------------------
Austrailia                                    AS         0.02%   $     10,000
Bermuda                                       BD         3.91       2,429,688
Canada                                        CA        11.72       7,277,032
Ireland                                       IE         4.50       2,792,863
Netherlands                                   NL         0.81         504,250
United Kingdom                                UK         3.20       1,986,937
United States                                           75.84      47,104,647
================================================================================
                                                       100.00%   $ 62,105,417
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                          HIGH
                                                                         YIELD
                                                                          FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                    $  80,858,016
================================================================================
   At Value(a)                                                   $  62,105,417
Receivables:
  Investment Securities Sold                                           974,230
   Fund Shares Sold                                                    536,346
   Dividends and Interest                                              827,127
Prepaid Expenses and Other Assets                                        1,673
================================================================================
TOTAL ASSETS                                                        64,444,793
================================================================================
LIABILITIES
Payables:
   Custodian                                                             7,421
   Fund Shares Repurchased                                             337,461
Accrued Expenses and Other Payables                                     11,267
================================================================================
TOTAL LIABILITIES                                                      356,149
================================================================================
NET ASSETS AT VALUE                                              $  64,088,644
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $  79,880,358
Accumulated Undistributed Net Investment Income                      9,085,526
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                      (6,124,642)
Net Depreciation of Investment Securities
   and Foreign Currency Transactions                               (18,752,598)
================================================================================
NET ASSETS AT VALUE                                              $  64,088,644
================================================================================
Shares Outstanding                                                   6,760,724
NET ASSET VALUE, Offering and Redemption Price per Share         $        9.48
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $8,298,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED

                                                                          HIGH
                                                                         YIELD
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     508,827
Dividends from Affiliated Investment Companies                          60,386
Interest                                                             3,131,141
================================================================================
   TOTAL INCOME                                                      3,700,354
================================================================================
EXPENSES
Investment Advisory Fees                                               200,339
Administrative Services Fees                                            93,483
Custodian Fees and Expenses                                              6,511
Directors' Fees and Expenses                                             5,369
Professional Fees and Expenses                                          10,093
Registration Fees and Expenses                                             155
Reports to Shareholders                                                 11,806
Transfer Agent Fees                                                      2,500
Other Expenses                                                           6,617
================================================================================
   TOTAL EXPENSES                                                      336,873
   Fees and Expenses Paid Indirectly                                    (2,303)
================================================================================
      NET EXPENSES                                                     334,570
================================================================================
NET INVESTMENT INCOME                                                3,365,784
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                            (4,119,185)
   Foreign Currency Transactions                                        (2,622)
================================================================================
      Total Net Realized Loss                                       (4,121,807)
================================================================================
Change in Net Depreciation of Investment Securities                 (4,580,795)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                                (8,702,602)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $  (5,336,818)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
HIGH YIELD FUND

                                                                  SIX MONTHS            YEAR
                                                                       ENDED           ENDED
                                                                     JUNE 30     DECEMBER 31
---------------------------------------------------------------------------------------------
                                                                        2001            2000
                                                                   UNAUDITED
OPERATIONS
Net Investment Income                                         $    3,365,784   $   5,721,446
Net Realized Loss on Investment Securities and
   Foreign Currency Transactions                                  (4,121,807)       (703,499)
Change in Net Depreciation of Investment Securities
    and Foreign Currency Transactions                             (4,580,795)    (11,767,695)
=============================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                        (5,336,818)     (6,749,748)
=============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                      0        (479,587)
=============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                     42,562,680      32,494,414
Reinvestment of Distributions                                              0         479,587
=============================================================================================
                                                                  42,562,680      32,974,001
Amounts Paid for Repurchases of Shares                           (24,538,317)    (32,722,172)
=============================================================================================
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                                   18,024,363         251,829
=============================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                           12,687,545      (6,977,506)
NET ASSETS
Beginning of Period                                               51,401,099      58,378,605
=============================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income of $9,085,526 and $5,719,742,
   respectively)                                              $   64,088,644   $  51,401,099
=============================================================================================

       --------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                        4,015,988       2,907,256
Shares Issued from Reinvestment of Distributions                           0          47,625
=============================================================================================
                                                                   4,015,988       2,954,881
Shares Repurchased                                                (2,360,160)     (2,923,203)
=============================================================================================
NET INCREASE IN FUND SHARES                                        1,655,828          31,678
=============================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund (the "Fund", presented herein), Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek a high level of current income by investing primarily in lower rated bonds, other debt securities and preferred stock. INVESCO Variable Investment Fund, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Equity securities and closed-end investment companies traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investment in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchase date method. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2001, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $1,155,674 and $685,704 in net capital loss carryovers which expire in the years 2007 and 2008, respectively.

The Fund incurred and elected to defer post-October 31 net capital losses of $59,478 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.60% on the first $500 million of average net assets; reduced to 0.55% on the next $500 million of average net assets; reduced to 0.45% of average net assets in excess of $1 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisor fee for the Fund is based on the annual rate of 0.60% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $49,745,701 and $37,182,938, respectively. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were $1,555,078 and $1,575,469, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $253,359 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $19,243,048, resulting in net depreciation of $18,989,689.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $319. Unfunded accrued pension costs of $0 and pension liability of $2,818 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001 there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                    SIX MONTHS
                                         ENDED
                                       JUNE 30                  YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                                          2001       2000       1999      1998       1997      1996
                                     UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period  $  10.07  $   11.51  $   11.31  $  12.46  $   11.78  $  11.04
====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                     0.22       1.12       0.93      0.97       0.78      0.72
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)        (0.81)     (2.46)      0.11     (0.80)      1.26      1.11
====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS         (0.59)     (1.34)      1.04      0.17       2.04      1.83
====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income      0.00       0.10       0.84      0.98       0.78      0.71
Distributions from Capital Gains          0.00       0.00       0.00      0.23       0.58      0.38
In Excess of Capital Gains(a)             0.00       0.00       0.00      0.11       0.00      0.00
====================================================================================================
TOTAL DISTRIBUTIONS                       0.00       0.10       0.84      1.32       1.36      1.09
====================================================================================================
Net Asset Value--End of Period        $   9.48  $   10.07  $   11.51  $  11.31  $   12.46  $  11.78
====================================================================================================

TOTAL RETURN(b)                      (5.86%)(c)   (11.68%)      9.20%     1.42%     17.33%    16.59%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                    $   64,089  $  51,401  $  58,379  $ 42,026  $  30,881  $ 14,033
Ratio of Expenses to Average
  Net Assets(d)(e)                     0.52%(c)      1.05%      1.05%     0.85%     0.83%      0.87%
Ratio of Net Investment Income
   to Average Net Assets(e)            5.15%(c)      9.94%      8.81%     8.99%     8.67%      9.19%
Portfolio Turnover Rate                  71%(c)       118%       143%      245%      344%       380%

(a) Distributions In Excess of capital gains aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.94% and 1.32%, respectively, and ratio of net investment income to average net assets would have been 8.56% and 8.74%, respectively.

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - High Yield Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                  WITHHELD/
NOMINEE/PROPOSAL            FOR     AGAINST         ABSTAIN           TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews      4,869,227          0         141,183       5,010,410
Bob R. Baker           4,869,713          0         140,697       5,010,410
Charles W. Brady       4,852,278          0         158,132       5,010,410
Lawrence H. Budner     4,868,963          0         141,447       5,010,410
James T. Bunch         4,869,713          0         140,697       5,010,410
Fred A. Deering        4,857,773          0         152,637       5,010,410
Wendy L. Gramm         4,868,266          0         142,144       5,010,410
Richard W. Healey      4,852,278          0         158,132       5,010,410
Gerald J. Lewis        4,869,713          0         140,697       5,010,410
John W. McIntyre       4,869,433          0         140,977       5,010,410
Larry Soll             4,869,242          0         141,168       5,010,410
Mark H. Williamson     4,870,239          0         140,171       5,010,410

Proposal 2             4,004,173    383,269         622,968       5,010,410

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S93 9179 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-MARKET NEUTRAL FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-MARKET NEUTRAL FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - MARKET NEUTRAL FUND

     This line graph compares the value of a $10,000 investment in VIF - Market Neutral Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the 90-Day Treasury Bill Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Market                                 90-Day Treasury
            Neutral Fund            S&P 500 Index(2)     Bill Index(2)

11/99       $10,000                 $10,000              $10,000

6/00        $10,210                 $10,543              $10,329

6/01        $10,480                 $8,981               $10,872

     For the six-month period ended June 30, 2001, the value of your shares declined 1.70%. This compares to a 2.13% return on the 90-day Treasury bill for the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                             VIF-MARKET NEUTRAL FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                      2.64%
--------------------------------------------------------------------------------
Since inception (11/99)                                     2.90%
--------------------------------------------------------------------------------

     VIF-Market Neutral Fund is managed with a large-capitalization, market-neutral strategy that utilizes a fundamental stock selection process. This approach is combined with rigorous risk control to create an attractive risk/return relationship. The fund's goal is to outperform the 90-day Treasury bills by 4% annually before fees, while maintaining a tracking error of less than 5%. We seek to meet the fund's objectives by monitoring the return spread between the long and the short portfolios. We also strive to minimize transaction costs through state-of-the-art trading techniques.

FUND MANAGEMENT

     VIF-Market Neutral Fund is team-managed by INVESCO New York, Inc., a division of INVESCO, Inc.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE 90-DAY TREASURY BILL INDEX IS AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF U.S. TREASURY BILLS WITH MATURITIES OF 90 DAYS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
MARKET NEUTRAL FUND
96.34 INVESTMENT SECURITIES HELD
81.72 COMMON STOCKS(a)
2.52  AEROSPACE & DEFENSE
      Boeing Co                                          2,100     $  116,760
      Goodrich Corp                                        800         30,384
      United Technologies                                1,600        117,216
================================================================================
                                                                      264,360
0.29  AIRLINES
      AMR Corp(b)                                          100          3,613
      Continental Airlines Class B Shrs(b)                 500         24,625
      Southwest Airlines                                   100          1,849
================================================================================
                                                                       30,087
0.79  ALUMINUM
      Alcoa Inc                                          2,100         82,740
================================================================================
0.25  AUTO PARTS & EQUIPMENT
      AutoZone Inc(b)                                      700         26,250
================================================================================
2.01  AUTOMOBILES
      Ford Motor                                         5,700        139,935
      General Motors                                     1,100         70,785
================================================================================
                                                                      210,720
0.29  BANKS--MONEY CENTER
      Bank of America                                      500         30,015
================================================================================
3.15  BANKS-- REGIONAL
      Comerica Inc                                       1,100         63,360
      Mellon Financial                                   1,900         87,400
      National City                                      1,800         55,404
      PNC Financial Services Group                       1,300         85,527
      SouthTrust Corp                                    1,500         39,000
================================================================================
                                                                      330,691
0.59  BEVERAGES--ALCOHOLIC
      Anheuser-Busch Cos                                 1,500         61,800
================================================================================
0.38  BEVERAGES--NON-ALCOHOLIC
      PepsiCo Inc                                          900         39,780
================================================================================
0.85  BIOTECHNOLOGY--HEALTH CARE
      Applera Corp-Applied Biosystems Group                300          8,025
      IDEC Pharmaceuticals(b)                            1,200         81,228
================================================================================
                                                                       89,253
0.12  BROADCASTING
      General Motors Class H Shrs(b)                       600         12,150
================================================================================
0.23  BUILDING MATERIALS
      Sherwin-Williams Co                                1,100         24,420
================================================================================
0.45  CABLE
      Comcast Corp Special Class A Shrs(b)               1,100         47,740
================================================================================
0.45  CHEMICALS
      PPG Industries                                       900         47,313
================================================================================
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
1.02  CHEMICALS--SPECIALTY
      Air Products & Chemicals                           1,200         54,900
      Praxair Inc                                        1,100         51,700
================================================================================
                                                                      106,600
2.33  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(b)                                      1,500         57,000
      Comverse Technology(b)                             1,300         74,230
      QUALCOMM Inc(b)                                    1,100         64,328
      Scientific-Atlanta Inc                             1,200         48,720
================================================================================
                                                                      244,278
3.09  COMPUTER SOFTWARE & SERVICES
      Adobe Systems                                        800         37,600
      BEA Systems(b)                                       700         21,497
      Citrix Systems(b)                                    200          6,980
      Computer Associates International                  1,100         39,600
      Intuit Inc(b)                                        900         35,991
      Mercury Interactive(b)                               300         17,970
      Parametric Technology(b)                           3,300         46,167
      PeopleSoft Inc(b)                                    300         14,769
      Rational Software(b)                                 700         19,635
      Sabre Holdings(b)                                  1,000         50,000
      Synopsys Inc(b)                                      700         33,873
================================================================================
                                                                      324,082
1.15  COMPUTERS--HARDWARE
      Lexmark International Class A Shrs(b)              1,800        121,050
================================================================================
0.28  COMPUTERS--NETWORKING
      Cabletron Systems(b)                               1,300         29,705
================================================================================
0.26  CONGLOMERATES
      Fortune Brands                                       700         26,852
================================================================================
0.92  CONSUMER FINANCE
      Countrywide Credit Industries                      2,100         96,348
================================================================================
0.23  DISTRIBUTION--CONSUMER PRODUCTS
      Arrow Electronics(b)                               1,000         24,290
================================================================================
1.76  ELECTRIC UTILITIES
      Calpine Corp(b)                                    1,800         68,040
      PPL Corp                                             500         27,500
      Public Service Enterprise Group                      900         44,010
      Reliant Energy                                     1,400         45,094
================================================================================
                                                                      184,644
1.00  ELECTRICAL EQUIPMENT
      General Electric                                     600         29,250
      Rockwell International                             1,200         45,744
      Sanmina Corp(b)                                    1,300         30,433
================================================================================
                                                                      105,427
0.46  ELECTRONICS--INSTRUMENTATION
      Symbol Technologies                                1,200         26,640
      Tektronix Inc(b)                                     800         21,720
================================================================================
                                                                       48,360
5.79  ELECTRONICS--SEMICONDUCTORS
      Advanced Micro Devices(b)                          5,600        161,728
      Analog Devices(b)                                  1,600         69,200
      Intel Corp                                         2,400         70,200
      Linear Technology                                  3,700        163,614

                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Maxim Integrated Products(b)                       3,100        137,051
      Vitesse Semiconductor(b)                             300          6,312
================================================================================
                                                                      608,105
1.57  ENTERTAINMENT
      AOL Time Warner(b)                                   800         42,400
      Disney (Walt) Co                                   3,300         95,337
      Macrovision Corp(b)                                  400         27,400
================================================================================
                                                                      165,137
2.74  EQUIPMENT--SEMICONDUCTOR
      KLA-Tencor Corp(b)                                 3,000        175,410
      Lam Research(b)                                    1,500         44,475
      Novellus Systems(b)                                1,200         68,148
================================================================================
                                                                      288,033
3.60  FINANCIAL--DIVERSIFIED
      Ambac Financial Group                              1,000         58,200
      Fannie Mae                                         1,700        144,755
      Freddie Mac                                        2,100        147,000
      MBIA Inc                                             500         27,840
================================================================================
                                                                      377,795
0.41  FOODS
      Campbell Soup                                        900         23,175
      Heinz (HJ) Co                                        100          4,089
      SYSCO Corp                                           600         16,290
================================================================================
                                                                       43,554
0.24  GAMING
      Harrah's Entertainment(b)                            700         24,710
================================================================================
0.43  GOLD & PRECIOUS METALS MINING
      Barrick Gold                                       3,000         45,450
================================================================================
1.46  HEALTH CARE--SERVICES
      HCA Inc                                            1,200         54,228
      HEALTHSOUTH Corp(b)                                  300          4,791
      UnitedHealth Group                                   300         18,525
      Wellpoint Health Networks(b)                         800         75,392
================================================================================
                                                                      152,936
5.01  HEALTH CARE DRUGS--PHARMACEUTICALS
      Abbott Laboratories                                  400         19,204
      Allergan Inc                                         200         17,100
      Bristol-Myers Squibb                               1,300         67,990
      Cardinal Health                                      900         62,100
      Forest Laboratories(b)                             1,300         92,300
      Johnson & Johnson                                  2,000        100,000
      Merck & Co                                         2,100        134,211
      Schering-Plough Corp                                 900         32,616
================================================================================
                                                                      525,521
0.48  HOUSEHOLD FURNISHINGS & APPLIANCES
      Whirlpool Corp                                       800         50,000
================================================================================
0.73  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                               1,300         76,687
================================================================================
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.96  INSURANCE--LIFE & HEALTH
      Conseco Inc(b)                                     1,200   $     16,380
      Jefferson-Pilot Corp                               1,100         53,152
      MetLife Inc                                        1,000         30,980
================================================================================
                                                                      100,512
1.26  INSURANCE--MULTI-LINE
      CIGNA Corp                                         1,000         95,820
      Lincoln National                                     700         36,225
================================================================================
                                                                      132,045
1.99  INSURANCE--PROPERTY & CASUALTY
      Allstate Corp                                      1,500         65,985
      Loews Corp                                         1,200         77,316
      MGIC Investment                                      900         65,376
================================================================================
                                                                      208,677
2.58  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                       1,300         76,661
      Lehman Brothers Holdings                           2,500        194,375
================================================================================
                                                                      271,036
0.23  IRON & STEEL
      Nucor Corp                                           500         24,445
================================================================================
0.85  LEISURE TIME
      Carnival Corp                                      2,900         89,030
================================================================================
0.45  LODGING--HOTELS
      Marriott International Class A Shrs                1,000         47,340
================================================================================
0.50  MACHINERY--DIVERSIFIED
      Cooper Industries                                    600         23,754
      Ingersoll-Rand Co                                    700         28,840
================================================================================
                                                                       52,594
2.09  MANUFACTURING--DIVERSIFIED
      Eaton Corp                                           600         42,060
      ITT Industries                                       200          8,850
      Tyco International Ltd                             3,100        168,950
================================================================================
                                                                      219,860
0.23  NATURAL GAS
      Sempra Energy                                        900         24,606
================================================================================
0.27  OFFICE EQUIPMENT & SUPPLIES
      Office Depot(b)                                    2,700         28,026
================================================================================
1.19  OIL--INTERNATIONAL INTEGRATED
      Occidental Petroleum                               1,700         45,203
      USX-Marathon Group                                 2,700         79,677
================================================================================
                                                                      124,880
2.47  OIL & GAS--DRILLING & EQUIPMENT
      Global Marine(b)                                   2,700         50,301
      Nabors Industries(b)                               2,700        100,440
      Noble Drilling(b)                                  1,500         49,125
      Smith International(b)                             1,000         59,900
================================================================================
                                                                      259,766
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
1.56  OIL & GAS--EXPLORATION & PRODUCTION
      Apache Corp                                          500   $     25,375
      EOG Resources                                        900         31,995
      Kerr-McGee Corp                                    1,200         79,524
      Unocal Corp                                          800         27,320
================================================================================
                                                                      164,214
0.14  OIL & GAS--REFINING & MARKETING
      Sunoco Inc                                           400         14,652
================================================================================
0.73  OIL WELL EQUIPMENT & SERVICES
      BJ Services(b)                                     2,700         76,626
================================================================================
0.44  PAPER & FOREST PRODUCTS
      Bowater Inc                                          500         22,370
      Westvaco Corp                                      1,000         24,290
================================================================================
                                                                       46,660
1.54  PERSONAL CARE
      Avon Products                                      1,200         55,536
      Kimberly-Clark Corp                                1,900        106,210
================================================================================
                                                                      161,746
0.71  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                      1,600         74,688
================================================================================
0.82  PUBLISHING--NEWSPAPERS
      Gannett Inc                                        1,300         85,670
================================================================================
0.72  RAILROADS
      Burlington Northern Santa Fe                       2,500         75,425
================================================================================
0.09  RESTAURANTS
      Starbucks Corp(b)                                    400          9,200
================================================================================
0.66  RETAIL--COMPUTERS & ELECTRONICS
      Circuit City Stores-Circuit City Group             1,800         32,400
      RadioShack Corp                                    1,200         36,600
================================================================================
                                                                       69,000
2.86  RETAIL--DEPARTMENT STORES
      Federated Department Stores(b)                     2,000         85,000
      Kohl's Corp(b)                                       700         43,911
      May Department Stores                              2,400         82,224
      Sears Roebuck & Co                                 2,100         88,851
================================================================================
                                                                      299,986
0.34  RETAIL--DRUG STORES
      CVS Corp                                             400         15,440
      Walgreen Co                                          600         20,490
================================================================================
                                                                       35,930
0.55  RETAIL--FOOD CHAINS
      Safeway Inc(b)                                     1,200         57,600
================================================================================
0.51  RETAIL--GENERAL MERCHANDISE
      Bed Bath & Beyond(b)                               1,800         54,000
================================================================================
1.51  RETAIL--SPECIALTY
      eBay Inc(b)                                        1,300         89,037
      TJX Cos                                              700         22,309
      Toys "R" Us(b)                                     1,900         47,025
================================================================================
                                                                      158,371
                                                      SHARE OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.09  RETAIL--SPECIALTY-APPAREL
      Limited Inc                                          600   $      9,912
================================================================================
0.77  SAVINGS & LOAN COMPANIES
      Golden West Financial                              1,200         77,088
      Washington Mutual                                    100          3,755
================================================================================
                                                                       80,843
0.36  SERVICES--ADVERTISING & MARKETING
      Omnicom Group                                        300         25,800
      TMP Worldwide(b)                                     200         12,000
================================================================================
                                                                       37,800
0.55  SERVICES--COMPUTER SYSTEMS
      CheckFree Corp(b)                                    600         21,042
      Electronic Data Systems                              500         31,250
      VeriSign Inc(b)                                      100          6,001
================================================================================
                                                                       58,293
1.96  SERVICES--DATA PROCESSING
      First Data                                         2,500        160,625
      Fiserv Inc(b)                                        700         44,786
================================================================================
                                                                      205,411
0.50  SERVICES--PAYROLL PROCESSING
      Paychex Inc                                        1,300         52,000
================================================================================
0.08  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Western Wireless Class A Shrs(b)                     200          8,600
================================================================================
0.51  TELECOMMUNICATIONS--LONG DISTANCE
      Global Crossing Ltd(b)                               700          6,048
      Qwest Communications International                 1,500         47,805
================================================================================
                                                                       53,853
0.95  TELEPHONE
      BellSouth Corp                                     1,800         72,486
      Verizon Communications                               500         26,750
================================================================================
                                                                       99,236
0.37  TEXTILES--APPAREL MANUFACTURING
      Jones Apparel Group(b)                               900         38,880
================================================================================
         TOTAL COMMON STOCKS (COST $8,164,671)                      8,578,296
================================================================================
14.62 SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 6/29/2001 due 7/2/2001 at 3.880%,
        repurchased at $1,534,496 (Collateralized
        by US Treasury Bonds, due 8/15/2019 at 8.125%,
        value $1,568,926) (Cost $1,534,000)         $1,534,000      1,534,000
================================================================================
      TOTAL INVESTMENT SECURITIES HELD
        (COST $9,698,671)                                          10,112,296
================================================================================
(82.87) INVESTMENT SECURITIES SOLD SHORT
(82.87) COMMON STOCKS
(1.77)  AEROSPACE & DEFENSE
        General Dynamics                                  (700)       (54,467)
        Lockheed Martin                                 (1,600)       (59,280)
        Raytheon Co Class B Shrs                        (2,700)       (71,685)
================================================================================
                                                                     (185,432)
                                                         SHARE OR
                                                        PRINCIPAL
%       DESCRIPTION                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
(0.04)  AIR FREIGHT
        FedEx Corp(b)                                       (100)   $    (4,020)
================================================================================
(0.98)  AUTO PARTS & EQUIPMENT
        Dana Corp                                         (1,200)       (28,008)
        Goodyear Tire & Rubber                            (1,800)       (50,400)
        TRW Inc                                             (600)       (24,600)
================================================================================
                                                                       (103,008)
(1.55)  BANKS--MONEY CENTER
        Wells Fargo & Co                                  (3,500)      (162,505)
================================================================================
(2.59)  BANKS--REGIONAL
        Bank One                                          (3,200)      (114,560)
        BB&T Corp                                           (800)       (29,360)
        Fifth Third Bancorp                               (1,400)       (84,070)
        Northern Trust                                      (300)       (18,750)
        Regions Financial                                   (800)       (25,600)
================================================================================
                                                                       (272,340)
(0.98)  BEVERAGES--NON-ALCOHOLIC
        Coca-Cola Co                                      (1,700)       (76,500)
        Coca-Cola Enterprises                             (1,600)       (26,160)
================================================================================
                                                                       (102,660)
(1.75)  BIOTECHNOLOGY--HEALTH CARE
        Abgenix Inc(b)                                      (600)       (27,000)
        Amgen Inc(b)                                        (700)       (42,476)
        Applera Corp-Celera Genomics Group(b)               (500)       (19,830)
        Chiron Corp(b)                                      (300)       (15,300)
        Genentech Inc(b)                                  (1,100)       (60,610)
        MedImmune Inc(b)                                    (400)       (18,880)
================================================================================
                                                                       (184,096)
(0.68)  BUILDING MATERIALS
        Lowe's Cos                                          (400)       (29,020)
        Masco Corp                                        (1,700)       (42,432)
================================================================================
                                                                        (71,452)
(0.66)  CHEMICALS
        Dow Chemical                                      (2,100)       (69,825)
================================================================================
(0.69)  CHEMICALS--DIVERSIFIED
        du Pont (EI) de Nemours & Co                      (1,500)       (72,360)
================================================================================
(3.77)  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
        ADC Telecommunications(b)                        (10,400)       (68,640)
        Finisar Corp(b)                                     (200)        (3,736)
        JDS Uniphase(b)                                   (7,200)       (90,000)
        Motorola Inc                                     (10,800)      (178,848)
        Nortel Networks                                   (5,100)       (46,359)
        Tellabs Inc(b)                                      (400)        (7,752)
================================================================================
                                                                       (395,335)
(1.57)  COMPUTER SOFTWARE & SERVICES
        Ceridian Corp(b)                                    (400)        (7,668)
        Electronic Arts(b)                                (1,400)       (81,060)
        i2 Technologies(b)                                (3,200)       (63,360)
        Wind River Systems(b)                               (700)       (12,222)
================================================================================
                                                                       (164,310)
                                                         SHARE OR
                                                        PRINCIPAL
%       DESCRIPTION                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
(1.73)  COMPUTER SYSTEMS
        Apple Computer(b)                                 (3,800)  $    (88,350)
        Compaq Computer                                   (1,400)       (21,686)
        Dell Computer(b)                                  (2,000)       (52,300)
        Gateway Inc(b)                                    (1,200)       (19,740)
================================================================================
                                                                       (182,076)
(0.25)  COMPUTERS--HARDWARE
        Unisys Corp(b)                                    (1,800)       (26,478)
================================================================================
(0.40)  COMPUTERS--NETWORKING
        Cisco Systems(b)                                    (700)       (12,740)
        Network Appliance(b)                              (1,100)       (15,070)
        Redback Networks(b)                               (1,600)       (14,272)
================================================================================
                                                                        (42,082)
(0.43)  CONTAINERS--PAPER
        Sealed Air(b)                                     (1,200)       (44,700)
================================================================================
(2.56)  ELECTRIC UTILITIES
        AES Corp(b)                                       (3,100)      (133,455)
        Constellation Energy Group                        (1,100)       (46,860)
        NiSource Inc                                      (1,100)       (30,063)
        Progress Energy                                   (1,200)       (53,904)
        Southern Co                                         (200)        (4,650)
================================================================================
                                                                       (268,932)
(1.45)  ELECTRICAL EQUIPMENT
        Agilent Technologies(b)                             (500)       (16,250)
        Emerson Electric                                  (1,200)       (72,600)
        Molex Inc                                           (700)       (25,571)
        SCI Systems(b)                                    (1,500)       (38,250)
================================================================================
                                                                       (152,671)
(0.04)  ELECTRONICS--INSTRUMENTATION
        Vishay Intertechnology(b)                           (200)        (4,600)
================================================================================
(6.09)  ELECTRONICS--SEMICONDUCTORS
        Altera Corp(b)                                    (1,800)       (52,200)
        Applied Micro Circuits(b)                         (3,100)       (53,320)
        Broadcom Corp Class A Shrs(b)                     (2,800)      (119,728)
        Conexant Systems(b)                               (2,800)       (25,060)
        Cypress Semiconductor(b)                          (3,900)       (93,015)
        LSI Logic(b)                                      (2,000)       (37,600)
        National Semiconductor(b)                         (3,200)       (93,184)
        PMC-Sierra Inc(b)                                 (3,400)      (105,638)
        Texas Instruments                                 (1,100)       (34,650)
        Xilinx Inc(b)                                       (600)       (24,744)
================================================================================
                                                                       (639,139)
(1.76)  ENTERTAINMENT
        Viacom Inc Class B Shrs(b)                        (1,400)       (72,450)
        Yahoo! Inc(b)                                     (5,600)      (111,944)
================================================================================
                                                                       (184,394)
(0.54)  EQUIPMENT--SEMICONDUCTOR
        Teradyne Inc(b)                                   (1,700)       (56,270)
================================================================================
                                                         SHARE OR
                                                        PRINCIPAL
%       DESCRIPTION                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
(2.12)  FINANCIAL--DIVERSIFIED
        Capital One Financial                               (500)  $    (30,000)
        Citigroup Inc                                       (600)       (31,704)
        Franklin Resources                                (1,200)       (54,924)
        MBNA Corp                                           (400)       (13,180)
        Providian Financial                               (1,000)       (59,200)
        Stilwell Financial                                (1,000)       (33,560)
================================================================================
                                                                       (222,568)
(0.58)  FOODS
        Kellogg Co                                        (1,300)       (37,700)
        Wrigley (William) Jr Co                             (500)       (23,425)
================================================================================
                                                                        (61,125)
(0.40)  FOOTWEAR
        NIKE Inc Class B Shrs                             (1,000)       (41,990)
================================================================================
(0.21)  GAMING
        Park Place Entertainment(b)                       (1,800)       (21,780)
================================================================================
(0.43)  GOLD & PRECIOUS METALS MINING
        Newmont Mining                                    (2,400)       (44,664)
================================================================================
(2.17)  HEALTH CARE--MEDICAL EQUIPMENT & DEVICES
        Becton Dickinson & Co                               (900)       (32,211)
        Boston Scientific(b)                                (900)       (15,300)
        Guidant Corp(b)                                   (1,300)       (46,800)
        Medtronic Inc                                     (2,900)      (133,429)
================================================================================
                                                                       (227,740)
(0.79)  HEALTH CARE--SERVICES
        Health Management Associates Class A Shrs(b)      (1,800)       (37,872)
        McKesson HBOC                                       (800)       (29,696)
        Tenet Healthcare(b)                                 (300)       (15,477)
================================================================================
                                                                        (83,045)
(2.61)  HEALTH CARE DRUGS-- PHARMACEUTICALS
        Andrx Group(b)                                      (800)       (61,600)
        Lilly (Eli) & Co                                    (700)       (51,800)
        Pfizer Inc                                        (1,300)       (52,065)
        Pharmacia Corp                                    (2,100)       (96,495)
        Watson Pharmaceuticals(b)                           (200)       (12,328)
================================================================================
                                                                       (274,288)
(0.19)  HOUSEHOLD FURNISHINGS & APPLIANCES
        Maytag Corp                                         (700)       (20,482)
================================================================================
(1.70)  HOUSEHOLD PRODUCTS
        Black & Decker                                      (700)       (27,622)
        Clorox Co                                         (1,500)       (50,775)
        Newell Rubbermaid                                 (1,700)       (42,670)
        Procter & Gamble                                    (900)       (57,420)
================================================================================
                                                                       (178,487)
(0.97)  INSURANCE--LIFE & HEALTH
        AFLAC Inc                                         (2,100)       (66,129)
        UNUMProvident Corp                                (1,100)       (35,332)
================================================================================
                                                                       (101,461)
(1.52)  INSURANCE--MULTI-LINE
        American International Group                      (1,600)      (137,600)
        Cincinnati Financial                                (200)        (7,900)
        Hartford Financial Services Group                   (200)       (13,680)
================================================================================
                                                                       (159,180)
                                                         SHARE OR
                                                        PRINCIPAL
%       DESCRIPTION                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
(2.57)  INSURANCE--PROPERTY & CASUALTY
        Aon Corp                                          (1,500)   $   (52,500)
        Chubb Corp                                        (1,100)       (85,173)
        Progressive Corp                                    (600)       (81,114)
        St Paul Cos                                       (1,000)       (50,690)
================================================================================
                                                                       (269,477)
(1.64)  INSURANCE BROKERS
        Marsh & McLennan                                  (1,700)      (171,700)
================================================================================
(1.98)  INVESTMENT BANK/BROKER FIRM
        Morgan Stanley Dean Witter & Co                     (800)       (51,384)
        Price (T Rowe) Group                                (700)       (26,173)
        Schwab (Charles) Corp                             (8,500)      (130,050)
================================================================================
                                                                       (207,607)
(1.65)  MACHINERY--DIVERSIFIED
        Caterpillar Inc                                   (1,800)       (90,090)
        Deere & Co                                        (2,200)       (83,270)
================================================================================
                                                                       (173,360)
(2.53)  MANUFACTURING--DIVERSIFIED
        Corning Inc                                       (9,600)      (160,416)
        Illinois Tool Works                               (1,300)       (82,290)
        Minnesota Mining & Manufacturing                    (200)       (22,820)
================================================================================
                                                                       (265,526)
(0.06)  MANUFACTURING--SPECIALIZED
        Millipore Corp                                      (100)        (6,198)
================================================================================
(0.47)  METALS MINING
        Phelps Dodge                                      (1,200)       (49,800)
================================================================================
(1.23)  NATURAL GAS
        Enron Corp                                        (1,100)       (53,900)
        Kinder Morgan Management LLC(b)                     (900)       (45,225)
        Williams Cos                                        (900)       (29,655)
================================================================================
                                                                       (128,780)
(0.75)  OFFICE EQUIPMENT & SUPPLIES
        Avery Dennison                                      (200)       (10,210)
        Staples Inc(b)                                    (2,200)       (35,178)
        Xerox Corp                                        (3,500)       (33,495)
================================================================================
                                                                        (78,883)
(1.31)  OIL--INTERNATIONAL INTEGRATED
        Exxon Mobil                                       (1,400)      (122,290)
        Murphy Oil                                          (200)       (14,720)
================================================================================
                                                                       (137,010)
(0.27)  OIL & GAS--DRILLING & EQUIPMENT
        Cooper Cameron(b)                                   (500)       (27,900)
================================================================================
(0.65)  OIL & GAS--EXPLORATION & PRODUCTION
        Burlington Resources                              (1,700)       (67,915)
================================================================================
(3.04)  OIL WELL EQUIPMENT & SERVICES
        Baker Hughes                                      (2,500)       (83,750)
        Halliburton Co                                    (4,000)      (142,400)
        Schlumberger Ltd                                    (400)       (21,060)
        Weatherford International(b)                      (1,500)       (72,000)
================================================================================
                                                                       (319,210)
                                                         SHARE OR
                                                        PRINCIPAL
%       DESCRIPTION                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
(1.32)  PAPER & FOREST PRODUCTS
        International Paper                               (3,200)   $  (114,240)
        Mead Corp                                           (900)       (24,426)
================================================================================
                                                                       (138,666)
(1.61)  PERSONAL CARE
        Estee Lauder Class A Shrs                         (1,100)       (47,410)
        Gillette Co                                       (4,200)      (121,758)
================================================================================
                                                                       (169,168)
(0.09)  POLLUTION CONTROL
        Waste Management                                    (300)        (9,246)
================================================================================
(0.50)  PUBLISHING
        McGraw-Hill Inc                                     (800)       (52,920)
================================================================================
(1.29)  PUBLISHING-- NEWSPAPERS
        Dow Jones & Co                                      (500)       (29,855)
        Knight-Ridder Inc                                   (900)       (53,370)
        Tribune Co                                        (1,300)       (52,013)
================================================================================
                                                                       (135,238)
(1.14)  RAILROADS
        CSX Corp                                          (1,000)       (36,240)
        Norfolk Southern                                  (1,400)       (28,980)
        Union Pacific                                     (1,000)       (54,910)
================================================================================
                                                                       (120,130)
(0.90)  RESTAURANTS
        McDonald's Corp                                   (3,500)       (94,710)
================================================================================
(0.66)  RETAIL--BUILDING SUPPLIES
        Home Depot                                        (1,500)       (69,825)
================================================================================
(0.64)  RETAIL--DEPARTMENT STORES
        Nordstrom Inc                                       (500)        (9,275)
        Penney (JC) Co                                    (2,200)       (57,992)
================================================================================
                                                                        (67,267)
(0.54)  RETAIL--FOOD CHAINS
        Albertson's Inc                                   (1,300)       (38,987)
        Kroger Co(b)                                        (700)       (17,500)
================================================================================
                                                                        (56,487)
(2.53)  RETAIL--GENERAL MERCHANDISE
        Costco Wholesale(b)                               (1,900)       (78,052)
        Family Dollar Stores                                (900)       (23,067)
        Kmart Corp(b)                                     (3,300)       (37,851)
        Wal-Mart Stores                                   (2,600)      (126,880)
================================================================================
                                                                       (265,850)
(0.27)  RETAIL--SPECIALTY
        Dollar Tree Stores(b)                             (1,000)       (27,840)
================================================================================
(0.88)  RETAIL--SPECIALTY-APPAREL
        Gap Inc                                           (3,200)       (92,800)
================================================================================
(0.81)  SERVICES--ADVERTISING & MARKETING
        Interpublic Group                                 (2,900)       (85,115)
================================================================================
                                                         SHARE OR
                                                        PRINCIPAL
%       DESCRIPTION                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
(1.05)  SERVICES--COMMERCIAL & CONSUMER
        Cintas Corp                                         (600)   $   (27,750)
        Concord EFS(b)                                    (1,200)       (62,412)
        Robert Half International(b)                        (800)       (19,912)
================================================================================
                                                                       (110,074)
(0.23)  SERVICES--COMPUTER SYSTEMS
        Computer Sciences(b)                                (700)       (24,220)
================================================================================
(0.47)  SERVICES--DATA PROCESSING
        Automatic Data Processing                         (1,000)       (49,700)
================================================================================
(0.66)  SHIPPING
        United Parcel Service Class B Shrs                (1,200)       (69,360)
================================================================================
(0.78)  TELECOMMUNICATIONS--CELLULAR & WIRELESS
        American Tower Class A Shrs(b)                    (1,000)       (20,670)
        Nextel Communications Class A Shrs(b)             (3,500)       (61,250)
================================================================================
                                                                        (81,920)
(0.04)  TELECOMMUNICATIONS--LONG DISTANCE
        Level 3 Communications(b)                           (700)        (3,843)
================================================================================
(1.26)  TELEPHONE
        ALLTEL Corp                                       (1,500)       (91,890)
        SBC Communications                                (1,000)       (40,060)
================================================================================
                                                                       (131,950)
(0.52)  TOBACCO
        Reynolds (R J) Tobacco Holdings                   (1,000)       (54,600)
================================================================================
(0.33)  TOYS
        Hasbro Inc                                          (600)        (8,670)
        Mattel Inc                                        (1,400)       (26,488)
================================================================================
                                                                        (35,158)
(0.23)  TRUCKS & PARTS
        Delphi Automotive Systems                         (1,500)       (23,895)
================================================================================
        TOTAL INVESTMENT SECURITIES SOLD SHORT
          (PROCEEDS $9,137,188)                                      (8,698,843)
================================================================================
13.47   TOTAL INVESTMENTS
        (Cost $561,483)
        (Cost for Income Tax Purposes $603,422)                       1,413,453
================================================================================
86.53   OTHER ASSETS IN EXCESS OF LIABILITIES                         9,083,692
================================================================================
100.00   TOTAL NET ASSETS                                          $ 10,497,145
================================================================================

(a) Securities are pledged with broker as collateral for investment securities sold short.

(b)  Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                       MARKET
                                                                      NEUTRAL
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities Held:
  At Cost(a)                                                     $  9,698,671
================================================================================
  At Value(a)                                                    $ 10,112,296
Cash                                                                      585
Deposits With Custodian Bank for Securities Sold Short              9,062,580
Receivable for Dividends and Interest                                  33,584
Prepaid Expenses and Other Assets                                         552
================================================================================
TOTAL ASSETS                                                       19,209,597
================================================================================
LIABILITIES
Investment Securities Sold Short at Value (Proceeds $9,137,188)     8,698,843
Payable for Dividends on Investment Securities Sold Short               4,717
Accrued Expenses and Other Payables                                     8,892
================================================================================
TOTAL LIABILITIES                                                   8,712,452
================================================================================
NET ASSETS AT VALUE                                              $ 10,497,145
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 10,081,288
Accumulated Undistributed Net Investment Income                       679,026
Accumulated Undistributed Net Realized Loss on
  Investment Securities Held and Investment
  Securities Sold Short                                            (1,115,139)
Net Appreciation of Investment Securities Held and
  Investment Securities Sold Short                                    851,970
================================================================================
NET ASSETS AT VALUE                                              $ 10,497,145
================================================================================
Shares Outstanding                                                  1,007,693
NET ASSET VALUE, Offering and Redemption Price per Share         $      10.42
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $1,534,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED
                                                                       MARKET
                                                                      NEUTRAL
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     46,501
Interest                                                              252,234
================================================================================
  TOTAL INCOME                                                        298,735
================================================================================
EXPENSES
Dividends on Investment Securities Sold Short                          49,805
Investment Advisory Fees                                               39,460
Administrative Services Fees                                           18,942
Custodian Fees and Expenses                                             6,984
Directors' Fees and Expenses                                            4,658
Professional Fees and Expenses                                          9,125
Registration Fees and Expenses                                             84
Transfer Agent Fees                                                     2,500
Other Expenses                                                            415
================================================================================
  TOTAL EXPENSES                                                      131,973
  Fees and Expenses Absorbed by Investment Adviser                    (15,820)
  Fees and Expenses Paid Indirectly                                      (586)
================================================================================
     NET EXPENSES                                                     115,567
================================================================================
NET INVESTMENT INCOME                                                 183,168
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities Held                                         (372,333)
  Investment Securities Sold Short                                   (317,233)
================================================================================
     Total Net Realized Loss                                         (689,566)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities Held                                         (277,395)
  Investment Securities Sold Short                                    600,405
================================================================================
     Total Net Appreciation                                           323,010
================================================================================
NET LOSS ON INVESTMENT SECURITIES HELD
  AND INVESTMENT SECURITIES SOLD SHORT                               (366,556)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $   (183,388)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
MARKET NEUTRAL FUND

                                                     SIX MONTHS          YEAR
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2001          2000
                                                      UNAUDITED
OPERATIONS
Net Investment Income                               $   183,168  $    495,858
Net Realized Loss on Investment Securities Held
  and Investment Securities Sold Short                 (689,566)     (383,054)
Change in Net Appreciation of Investment Securities
  Held and Investment Securities Sold Short             323,010       254,250
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  (183,388)      367,054
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0       (60,606)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                            19,881             0
Reinvestment of Distributions                                 0        60,606
================================================================================
                                                         19,881        60,606
Amounts Paid for Repurchases of Shares                     (232)            0
================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                           19,649        60,606
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                (163,739)      367,054
NET ASSETS
Beginning of Period                                  10,660,884    10,293,830
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $679,026 and $495,858, respectively)              $10,497,145  $ 10,660,884
================================================================================

         ----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                               1,897             0
Shares Issued from Reinvestment of Distributions              0         5,718
================================================================================
                                                          1,897         5,718
Shares Repurchased                                          (22)            0
================================================================================
NET INCREASE IN FUND SHARES                               1,875         5,718
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund (the "Fund", presented herein), Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to outperform the return on three-month U.S. Treasury bills regardless of the movements of the broad securities market. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. .

D. Federal And State Taxes -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $102,707 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $221,313 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, market discounts, net operating losses, and nontaxable dividends.

F. SHORT SALES -- The Fund engages in short sales as part of its normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. Short sales are fully collateralized by other securities which are notated in the Statement of Investment Securities. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian for investment securities held, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% of average net assets.

A Sub-Advisory Agreement between IFG and INVESCO New York, Inc. ("INY"), an affiliate of IFG, provides that investment decisions of the Fund are made by INY. Fees for such sub-advisory services are paid by IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2001.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

POSITION                                           PURCHASES            SALES
--------------------------------------------------------------------------------
Investment Securities Held                        $6,462,930       $5,811,997
Investment Securities Sold Short                   6,081,007        6,399,384

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation were as follows:

                                       GROSS           GROSS              NET
POSITION                        APPRECIATION    DEPRECIATION     APPRECIATION
--------------------------------------------------------------------------------
Investment Securities Held        $  951,713      $  580,027       $  371,686
Investment Securities Sold Short   1,020,923         582,578          438,345
                                                                   ----------
                                                                      810,031

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or INY.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the six months ended June 30, 2001.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

FINANCIAL HIGHLIGHTS
MARKET NEUTRAL FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS           YEAR        PERIOD
                                                           ENDED          ENDED         ENDED
                                                         JUNE 30    DECEMBER 31   DECEMBER 31
----------------------------------------------------------------------------------------------
                                                            2001           2000        1999(a)
                                                       UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                   $   10.60    $     10.29     $   10.00
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.18           0.49          0.06
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                           (0.36)         (0.12)         0.23
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.18)          0.37          0.29
==============================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                        0.00           0.06          0.00
==============================================================================================
Net Asset Value--End of Period                         $   10.42    $     10.60     $   10.29
==============================================================================================

TOTAL RETURN(b)                                        (1.70%)(c)          3.60%      2.90%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)               $  10,497    $    10,661     $  10,294
Ratio of Expenses to Average Net Assets
  (including dividends on securities sold short)(d)(e)   1.09%(c)          2.46%      2.26%(g)
Ratio of Expenses to Average Net Assets
  (excluding dividends on securities sold short)(d)(f)   0.62%(c)          1.37%      1.29%(g)
Ratio of Net Investment Income to Average Net Assets(e)  1.73%(c)          4.83%      4.17%(g)
Portfolio Turnover Rate                                   143%(c)           277%        72%(c)

(a) From November 10, 1999, commencement of investment operations, to December 31, 1999.
(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (including dividends on securities sold short) would have been 1.24%, 2.67% and 3.30% (annualized), respectively, and ratio of net investment income to average net assets (including dividends on securities sold short) would have been 1.58%, 4.63% and 3.13% (annualized), respectively.
(f) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (excluding dividends on securities sold short) would have been 0.77%, 1.58% and 2.33% (annualized), respectively.
(g)  Annualized

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S778 9189 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-REAL ESTATE  OPPORTUNITY FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-REAL ESTATE OPPORTUNITY FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH:   VIF - REAL ESTATE OPPORTUNITY FUND

     This line graph compares the value of a $10,000 investment in VIF - Real Estate Opportunity Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the NAREIT-Equity REIT Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Real Estate                             NAREIT-Equity
            Opportunity Fund        S&P 500 Index(2)      REIT Index(2)

4/98        $10,000                 $10,000               $10,000

6/98        $9,500                  $10,332               $9,541

6/99        $8,974                  $12,683               $8,684

6/00        $9,764                  $13,602               $8,947

6/01        $10,890                 $11,586               $11,132

     For the six-month period ended June 30, 2001, the value of your shares rose 0.30%. This return lagged that of the NAREIT-Equity REIT Index, which rose 11.44%. However, the fund outperformed the S&P 500 Index, which declined 6.69% during the period. (Of course, past performance is no guarantee of future results.)(1),(2)

     The volatility in the broader market worked in favor of real estate investment trusts (REITs), as investors sought out safe havens during the period. As a result, REITs had a positive six months as investors continued to appreciate the sector's high dividend yield and relatively predictable sales and profits. In particular, investors favored lower-quality, higher-yielding investments in sectors that were previously out of favor. These included health care, self-storage and retail properties. At the same time, areas recognized as higher growth but more expensive -- including office and diversified industrial properties -- lagged other real estate sub-sectors.

--------------------------------------------------------------------------------
                        VIF-REAL ESTATE OPPORTUNITY FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01 (1)

1 year                                                11.53%
--------------------------------------------------------------------------------
3 years                                                4.66%
--------------------------------------------------------------------------------
Since inception (4/98)                                 2.66%
--------------------------------------------------------------------------------

     Unfortunately, investors' bias toward value REITs hurt us during the period as we maintained our strategy of investing in high-quality, blue chip properties that we believe offer the best growth potential -- an approach that had us overweight in the lagging sub-sectors. Toward period-end, this trend began to reverse itself somewhat, and our exposure to office REITS, such as Equity Office Properties Trust, performed well when recent market data revealed a favorable supply and demand dynamic.

     Another area of strength within the fund was its exposure to REITs that have significant exposure to the Dallas and Houston real estate markets. These holdings continued to benefit from increased absorption of capacity as well as favorable fundamentals supported by the surging energy sector.

     The fund's exposure to real estate related equity holdings, such as wireless communications towers, worked against us, as these positions slipped lower during the equity market sell-off early in the period.

     Going forward, supply and demand fundamentals continue to look favorable because of a lack of speculative building and a disciplined approach to adding capacity. Furthermore, valuations remain attractive. Because of these factors, and despite real estate demand having moderated somewhat, we continue to believe that the outlook for REITs remains favorable. As such, aside from California -- which we will continue to avoid until the dark cloud hovering over that economy dissipates -- we will maintain a geographically diversified portfolio and will look for companies possessing strong balance sheets and that are led by disciplined management teams.

FUND MANAGEMENT

SEAN D. KATOF
     Portfolio Manager, INVESCO Funds Group. BSBA, University of Colorado; MS, University of Colorado-Denver. Joined INVESCO in 1994. Began investment career in 1994.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NAREIT-EQUITY REIT INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE U.S. REAL ESTATE INVESTMENT TRUST EQUITY MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

THE REAL ESTATE INDUSTRY IS HIGHLY CYCLICAL, AND THE VALUE OF SECURITIES ISSUED BY COMPANIES DOING BUSINESS IN THAT SECTOR MAY FLUCTUATE WIDELY.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND
96.51  COMMON STOCKS
1.03   GAMING
       Harrah's Entertainment(a)                                        950     $   33,535
==========================================================================================
2.01   HOMEBUILDING
       DR Horton                                                      2,900         65,830
==========================================================================================
1.17   LEISURE TIME
       Intrawest Corp                                                 2,000         38,220
==========================================================================================
2.92   LODGING -- HOTELS
       Marriott International Class A Shrs                              600         28,404
       Starwood Hotels & Resorts Worldwide Paired Certificates        1,800         67,104
==========================================================================================
                                                                                    95,508
3.31   PAPER & FOREST PRODUCTS
       Bowater Inc                                                    1,300         58,162
       Georgia-Pacific Timber Group                                   1,400         50,050
==========================================================================================
                                                                                   108,212
2.99   REAL ESTATE
       Catellus Development(a)                                        3,200         55,840
       HomeStore.com Inc(a)                                           1,200         41,952
==========================================================================================
                                                                                    97,792
76.04  REAL ESTATE INVESTMENT TRUST
       Alexandria Real Estate Equities                                1,300         51,740
       AMB Property                                                   5,000        128,800
       Associated Estates Realty                                      3,200         30,912
       Boston Properties                                              3,100        126,790
       Camden Property Trust                                          2,800        102,760
       Cousins Properties                                             4,800        128,880
       Developers Diversified Realty                                  4,900         90,062
       Duke-Weeks Realty                                              5,200        129,220
       Equity Office Properties Trust                                 5,000        158,150
       Equity Residential Properties Trust SBI                        2,300        130,065
       Federal Realty Investment Trust                                2,000         41,480
       First Industrial Realty Trust                                  3,900        125,346
       General Growth Properties                                      2,200         86,592
       Health Care Property Investors                                 2,700         92,880
       Healthcare Realty Trust                                        1,000         26,300
       Highwoods Properties                                           3,800        101,270
       Kimco Realty                                                   2,400        113,640
       Parkway Properties                                             2,500         88,125
       Prentiss Properties Trust                                      3,600         94,680
       Reckson Associates Realty                                      1,000         23,000
       Simon Property Group                                           2,900         86,913

                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       SL Green Realty                                                3,300     $  100,023
       Smith (Charles E) Residential Realty                           1,800         90,270
       Storage USA                                                    2,200         79,200
       Summit Properties                                              3,800        101,954
       United Dominion Realty Trust                                   5,000         71,750
       Washington Real Estate Investment Trust SBI                    3,600         85,104
==========================================================================================
                                                                                 2,485,906
1.34   RETAIL -- GENERAL MERCHANDISE
       Wal-Mart Stores                                                  900         43,920
==========================================================================================
4.94   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Crown Castle International(a)                                  5,000         82,000
       Spectrasite Holdings(a)                                       11,000         79,640
==========================================================================================
                                                                                   161,640
0.76   TELECOMMUNICATIONS -- LONG DISTANCE
       Exodus Communications(a)                                      12,000         24,720
==========================================================================================
       TOTAL COMMON STOCKS (COST $2,990,613)                                     3,155,283
==========================================================================================
3.49   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         6/29/2001 due 7/2/2001 at 3.880%, repurchased
         at $114,037 (Collateralized by US Treasury
         Inflationary Index Bonds, due 4/15/2029 at
         3.875%, value $121,556)(Cost $114,000)                  $  114,000        114,000
==========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $3,104,613)
       (Cost for Income Tax Purposes $3,124,398)                                $3,269,283
==========================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                    REAL ESTATE
                                                                    OPPORTUNITY
                                                                           FUND
-------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                       $  3,104,613
===============================================================================
  At Value(a)                                                      $  3,269,283
Cash                                                                        665
Receivables:
  Investment Securities Sold                                             14,270
  Fund Shares Sold                                                        3,355
  Dividends and Interest                                                 16,211
Prepaid Expenses and Other Assets                                           533
===============================================================================
TOTAL ASSETS                                                          3,304,317
===============================================================================
LIABILITIES
Payable for Fund Shares Repurchased                                       7,142
Accrued Expenses and Other Payables                                       4,978
===============================================================================
TOTAL LIABILITIES                                                        12,120
===============================================================================
NET ASSETS AT VALUE                                                $  3,292,197
===============================================================================
NET ASSETS
Paid-in Capital(b)                                                 $  3,093,636
Accumulated Undistributed Net Investment Income                          95,046
Accumulated Undistributed Net Realized Loss on Investment Securities    (61,155)
Net Appreciation of Investment Securities                               164,670
===============================================================================
NET ASSETS AT VALUE                                                $  3,292,197
===============================================================================
Shares Outstanding                                                      323,242
NET ASSET VALUE, Offering and Redemption Price per Share           $      10.18
===============================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $114,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED
                                                                    REAL ESTATE
                                                                    OPPORTUNITY
                                                                           FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                          $     60,333
Interest                                                                  4,133
===============================================================================
  TOTAL INCOME                                                           64,466
===============================================================================
EXPENSES
Investment Advisory Fees                                                 11,708
Administrative Services Fees                                              8,447
Custodian Fees and Expenses                                               2,953
Directors' Fees and Expenses                                              4,534
Professional Fees and Expenses                                            8,653
Registration Fees and Expenses                                               12
Transfer Agent Fees                                                       2,500
Other Expenses                                                              314
===============================================================================
  TOTAL EXPENSES                                                         39,121
  Fees and Expenses Absorbed by Investment Adviser                      (21,318)
  Fees and Expenses Paid Indirectly                                        (336)
===============================================================================
     NET EXPENSES                                                        17,467
===============================================================================
NET INVESTMENT INCOME                                                    46,999
===============================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                              (26,706)
Change in Net Appreciation of Investment Securities                      30,821
===============================================================================
NET GAIN ON INVESTMENT SECURITIES                                         4,115
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $     51,114
===============================================================================

See Notes to Financial

STATEMENT OF CHANGES IN NET ASSETS
REAL ESTATE OPPORTUNITY FUND
                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                        JUNE 30     DECEMBER 31
-------------------------------------------------------------------------------
                                                           2001            2000
                                                      UNAUDITED
OPERATIONS
Net Investment Income                               $    46,999    $     48,815
Net Realized Gain (Loss) on Investment Securities       (26,706)         48,716
Change in Net Appreciation of Investment Securities      30,821         149,115
===============================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS               51,114         246,646
===============================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0          (5,931)
===============================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         1,790,361       2,425,607
Reinvestment of Distributions                                 0           5,931
===============================================================================
                                                      1,790,361       2,431,538
Amounts Paid for Repurchases of Shares               (1,005,005)       (842,004)
===============================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                          785,356       1,589,534
===============================================================================
TOTAL INCREASE IN NET ASSETS                            836,470       1,830,249
NET ASSETS
Beginning of Period                                   2,455,727         625,478
===============================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $95,046 and $48,047,
  respectively)                                     $ 3,292,197    $  2,455,727
================================================================================

              -----------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                             181,972         259,895
Shares Issued from Reinvestment of Distributions              0             585
===============================================================================
                                                        181,972         260,480
Shares Repurchased                                     (100,622)        (97,639)
================================================================================
NET INCREASE IN FUND SHARES                              81,350         162,841
===============================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund (the "Fund", presented herein), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek appreciation and income on securities principally engaged in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries. Such investments may subject the Fund to additional risks resulting from future political or economic conditions.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2001, the Fund had $5,181 in net capital loss carryovers which expire in the year 2007.

To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses, and nontaxable dividends.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.90% on the first $500 million of average net assets; reduced to 0.75% on the next $500 million of average net assets; reduced to 0.65% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisory fee for the Fund is based on the annual rate of 0.90% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2001.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $2,404,400 and $1,559,206, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $289,520 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $144,635, resulting in net appreciation of $144,885.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years as the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the six months ended June 30, 2001.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
REAL ESTATE OPPORTUNITY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               SIX MONTHS                                         PERIOD
                                                    ENDED                                          ENDED
                                                  JUNE 30         YEAR ENDED DECEMBER 31     DECEMBER 31
--------------------------------------------------------------------------------------------------------
                                                     2001           2000          1999           1998(a)
                                                UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period         $    10.15      $    7.91     $    8.22       $    10.00
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.10           0.15          0.29             0.29
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                    (0.07)          2.11         (0.28)           (1.88)
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     0.03           2.26          0.01            (1.59)
========================================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                 0.00           0.02          0.32             0.19
========================================================================================================
Net Asset Value -- End of Period               $    10.18      $   10.15     $    7.91       $     8.22
========================================================================================================

TOTAL RETURN(b)                                   0.30%(c)         28.63%         0.35%      (15.88%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)     $    3,292      $   2,456     $     625        $     501
Ratio of Expenses to Average Net Assets(d)(e)     0.68%(c)          1.73%         1.92%        1.90%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                   1.79%(c)          3.96%         4.25%        4.94%(f)
Portfolio Turnover Rate                             61%(c)           168%       465%(g)      200%(c)(h)

(a) From April 1, 1998, commencement of investment operations, through December 31, 1998.
(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2001, the years ended December 31, 2000 and 1999 and the period ended December 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.49%, 5.28%, 9.72% and 8.54% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.98%, 0.41%, (3.55%) and (1.70%) (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover was greater than expected due to active trading undertaken in response to market conditions.
(h) Portfolio Turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Real Estate Opportunity Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN            TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews            252,097             0        1,180          253,277
Bob R. Baker                 252,097             0        1,180          253,277
Charles W. Brady             252,097             0        1,180          253,277
Lawrence H. Budner           252,097             0        1,180          253,277
James T. Bunch               252,097             0        1,180          253,277
Fred A. Deering              252,097             0        1,180          253,277
Wendy L. Gramm               252,097             0        1,180          253,277
Richard W. Healey            252,097             0        1,180          253,277
Gerald J. Lewis              252,097             0        1,180          253,277
John W. McIntyre             252,097             0        1,180          253,277
Larry Soll                   252,097             0        1,180          253,277
Mark H. Williamson           252,097             0        1,180          253,277

Proposal 2                   207,713        18,004       27,560          253,277

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S17 9185 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-SMALL COMPANY GROWTH FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-SMALL COMPANY GROWTH FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

     For the six-month period ended June 30, 2001, the value of your shares declined 8.02%, compared with a 6.94% gain in the Russell 2000 Index during the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

LINE GRAPH: VIF - SMALL COMPANY GROWTH FUND

     This line graph compares the value of a $10,000 investment in VIF - Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Small Company Growth Fund           Russell 2000 Index(2)

8/97        $10,000                                   $10,000

6/98        $10,930                                   $10,884

6/99        $13,054                                   $11,047

6/00        $23,746                                   $12,629

6/01        $17,230                                   $12,713

--------------------------------------------------------------------------------
                          VIF-SMALL COMPANY GROWTH FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                (27.44%)
--------------------------------------------------------------------------------
3 years                                                16.38%
--------------------------------------------------------------------------------
Since inception (8/97)                                 15.18%
--------------------------------------------------------------------------------

     The market's preference for defensive stocks, which characterized much of the period, was one of the primary reasons for the fund's underperformance. In particular, the fund's exposure to technology stocks hindered overall performance as risk-averse investors avoided the group. Although many of the fund's tech holdings advanced later in the period, the late gains were not enough to offset the early weakness. The fund's energy stocks also slipped lower as the period progressed, pressured by ongoing regulatory debates and sliding commodity prices.

     Meanwhile, the fund's consumer cyclical stocks made positive contributions to performance -- notably its radio broadcasting exposure, a sub-sector in which the portfolio is overweight. These stocks, such as Radio One, continued to benefit from investors' growing belief that the economy -- and along with it, the advertising market -- will likely recover during the second half of the year. The fund's weighting in financial services stocks also supported performance. For example, City National, a provider of banking services to small- and medium-sized businesses, moved higher, benefiting from the downward trend in interest rates.

     We expect equity markets to remain volatile for the next few months as investors weigh the possibility of corporate earnings disappointments against the potential for an economic recovery during the second half. That said, we believe the prospects for the companies held in the portfolio remain bright, particularly over the long term. Even over the shorter term, we remain confident, as our holdings have generally met earnings expectations. Furthermore, by maintaining our diversified approach, and by focusing on rapidly growing stocks participating in a wide range of industries, we believe the portfolio is positioned to weather any market environment. Underscoring our fundamental optimism is history, which has shown that small-caps have performed well during times of economic recovery.

FUND MANAGEMENT

STACIE L. COWELL, CFA
     Vice President, INVESCO Funds Group. BA, Colgate University; MS in Finance, University of Colorado. Joined INVESCO in 1996. Began investment career in 1989.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF DOMESTIC SMALL CAPITALIZATION EQUITIES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY OTHER MARKET INDEX.

INVESTMENTS IN SMALL, DEVELOPING COMPANIES CARRY GREATER RISK THAN INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES. THE SECURITIES OF SMALL COMPANIES TEND TO MOVE UP AND DOWN MORE RAPIDLY THAN THE SECURITIES PRICES OF LARGER, MORE ESTABLISHED COMPANIES.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED


                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
SMALL  COMPANY GROWTH FUND
91.22  COMMON STOCKS
1.64   AIRLINES
       Atlantic Coast Airlines Holdings(a)                           15,500    $   464,845
       Atlas Air Worldwide Holdings(a)                               11,400        161,424
==========================================================================================
                                                                                   626,269
4.33   BANKS -- REGIONAL
       City National                                                  9,390        415,883
       Commerce Bancorp                                               7,700        539,770
       Investors Financial Services                                   6,400        428,800
       Silicon Valley Bancshares(a)                                  12,000        264,000
==========================================================================================
                                                                                 1,648,453
6.42   BIOTECHNOLOGY -- HEALTH CARE
       Alkermes Inc(a)                                                4,800        168,480
       Celgene Corp(a)                                                4,200        121,170
       Cephalon Inc(a)                                                5,100        359,550
       Enzon Inc(a)                                                   4,900        306,250
       Invitrogen Corp(a)                                             4,400        315,920
       Medarex Inc(a)                                                12,300        289,050
       Myriad Genetics(a)                                             5,300        335,595
       NPS Pharmaceuticals(a)                                         1,150         46,230
       Protein Design Labs(a)                                         1,400        121,464
       Regeneration Technologies(a)                                  11,300         99,440
       Trimeris Inc(a)                                                5,600        280,392
==========================================================================================
                                                                                 2,443,541
3.28   BROADCASTING
       Emmis Communications Class A Shrs(a)                          10,100        310,575
       Entravision Communications Class A Shrs(a)                    13,800        169,740
       Pegasus Communications Class A Shrs(a)                        14,800        333,000
       Radio One Class D Shrs(a)                                     19,800        436,590
==========================================================================================
                                                                                 1,249,905
4.33   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       DDI Corp(a)                                                    9,000        180,000
       Digital Lightwave (a)                                          4,000        147,840
       New Focus(a)                                                  13,600        112,200
       Newport Corp                                                   6,500        172,250
       Pemstar Inc(a)                                                 7,000        102,760
       REMEC Inc(a)                                                  15,425        191,270
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       Tekelec(a)                                                    16,150    $   437,665
       ViaSat Inc(a)                                                 12,800        305,664
==========================================================================================
                                                                                 1,649,649
10.48  COMPUTER SOFTWARE & SERVICES
       Agile Software(a)                                             10,200        173,400
       Aspen Technology(a)                                           13,400        324,280
       Concurrent Computer(a)                                        36,300        254,100
       Digex Inc Class A Shrs(a)                                     12,100        157,300
       IONA Technologies PLC Sponsored ADR Representing Ord Shrs(a)  10,600        408,100
       Manugistics Group(a)                                           8,200        205,820
       MatrixOne Inc(a)                                              10,000        231,900
       Mercury Interactive(a)                                         3,000        179,700
       Netegrity Inc(a)                                              10,200        306,000
       PEC Solutions(a)                                               9,400        207,740
       Peregrine Systems(a)                                          10,400        301,600
       Precise Software Solutions Ltd(a)                             15,500        475,850
       Quest Software(a)                                              8,300        313,325
       SmartForce PLC Sponsored ADR Representing Ord Shrs(a)         12,800        450,944
==========================================================================================
                                                                                 3,990,059
1.16   COMPUTER SYSTEMS
       Retek Inc(a)                                                   7,900        378,726
       Synplicity Inc(a)                                              6,100         61,061
==========================================================================================
                                                                                   439,787
0.97   COMPUTERS -- NETWORKING
       Aeroflex Inc(a)                                               32,100        337,050
       Tellium Inc(a)(b)                                              1,800         32,760
==========================================================================================
                                                                                   369,810
0.83   CONSUMER FINANCE
       AmeriCredit Corp(a)                                            6,100        316,895
==========================================================================================
0.98   DISTRIBUTION -- CONSUMER PRODUCTS
       Performance Food Group(a)                                     12,400        374,852
==========================================================================================
0.95   ELECTRICAL EQUIPMENT
       Capstone Turbine(a)                                           12,800        287,872
       Technitrol Inc                                                 2,800         72,800
==========================================================================================
                                                                                   360,672
1.43   ELECTRONICS -- INSTRUMENTATION
       Anaren Microwave(a)                                           22,800        456,000
       Zygo Corp(a)                                                   3,900         86,775
==========================================================================================
                                                                                   542,775
5.40   ELECTRONICS -- SEMICONDUCTORS
       Alpha Industries(a)                                           13,800        407,790
       Cree Inc(a)                                                    8,600        224,847
       Elantec Semiconductor(a)                                       9,800        331,142
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       Exar Corp(a)                                                  14,700    $   290,472
       Semtech Corp(a)                                               15,100        453,000
       Simplex Solutions(a)                                           2,700         63,990
       TranSwitch Corp(a)                                            25,800        283,800
==========================================================================================
                                                                                 2,055,041
1.42   ENGINEERING & CONSTRUCTION
       Dycom Industries(a)                                           23,552        540,047
==========================================================================================
1.88   EQUIPMENT -- SEMICONDUCTOR
       AXT Inc(a)                                                    17,100        456,570
       Brooks Automation(a)                                           5,650        260,465
==========================================================================================
                                                                                   717,035
1.00   GAMING
       Harrah's Entertainment(a)                                     10,800        381,240
==========================================================================================
1.68   HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Cytyc Corp(a)                                                  9,000        207,450
       DaVita Inc(a)                                                  7,400        150,442
       Laboratory Corp of America Holdings(a)                         2,500        192,250
       Specialty Laboratories(a)                                      2,400         90,840
==========================================================================================
                                                                                   640,982
5.80   HEALTH CARE -- SERVICES
       Albany Molecular Research(a)                                   4,900        186,249
       First Health Group(a)                                         12,200        294,264
       Impath Inc(a)                                                  4,400        194,920
       Noven Pharmaceuticals(a)                                      10,600        415,520
       Province Healthcare(a)                                        15,775        556,700
       Renal Care Group(a)                                            5,500        180,895
       Taro Pharmaceutical Industries Ltd(a)                          1,200        105,072
       United Surgical Partners International(a)                     11,500        276,000
==========================================================================================
                                                                                 2,209,620
5.00   HEALTH CARE DRUGS -- PHARMACEUTICALS
       Accredo Health(a)                                             10,400        386,776
       Barr Laboratories(a)                                           4,700        330,927
       CIMA Labs(a)                                                   3,100        243,350
       CV Therapeutics(a)                                             3,900        222,300
       D & K Healthcare Resources                                     2,900        106,865
       First Horizon Pharmaceutical(a)                                7,500        240,750
       Inspire Pharmaceuticals(a)                                     8,100        113,400
       King Pharmaceuticals(a)                                        2,981        160,229
       Pharmaceutical Resources(a)                                    3,200         98,208
==========================================================================================
                                                                                 1,902,805
0.46   INSURANCE BROKERS
       Gallagher (Arthur J) & Co                                      6,700        174,200
==========================================================================================
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
2.86   INVESTMENT BANK/BROKER FIRM
       Affiliated Managers Group(a)                                   4,550    $   279,825
       Raymond James Financial                                       11,800        361,080
       Waddell & Reed Financial Class A Shrs                         14,100        447,675
==========================================================================================
                                                                                 1,088,580
0.87   IRON & STEEL
       Shaw Group(a)(b)                                               8,300        332,830
==========================================================================================
1.38   LEISURE TIME
       Intrawest Corp                                                13,175        251,774
       WMS Industries(a)                                              8,500        273,445
==========================================================================================
                                                                                   525,219
0.42   MACHINERY -- DIVERSIFIED
       Global Power Equipment Group(a)                                5,500        161,150
==========================================================================================
1.29   MANUFACTURING -- SPECIALIZED
       Millipore Corp                                                 7,900        489,642
==========================================================================================
3.68   OIL & GAS -- DRILLING & EQUIPMENT
       Atwood Oceanics(a)                                             4,200        147,420
       Dril-Quip Inc(a)                                               8,400        180,852
       Marine Drilling(a)                                            11,800        225,498
       Patterson-UTI Energy(a)                                        8,400        150,108
       Precision Drilling(a)                                          5,900        184,316
       Pride International(a)                                         6,600        125,400
       Stolt Offshore SA Sponsored ADR Representing Ord Shrs(a)      23,100        282,975
       Unit Corp(a)                                                   6,500        103,025
==========================================================================================
                                                                                 1,399,594
1.48   OIL & GAS -- EXPLORATION & PRODUCTION
       Evergreen Resources(a)                                         7,600        288,800
       Louis Dreyfus Natural Gas(a)                                   7,900        275,315
==========================================================================================
                                                                                   564,115
0.61   OIL WELL EQUIPMENT & SERVICES
       Cal Dive International(a)                                      9,400        231,240
==========================================================================================
0.12   PERSONAL CARE
       Playtex Products(a)                                            4,125         44,138
==========================================================================================
0.74   PHARMACY MANAGEMENT
       AdvancePCS(a)                                                  4,400        281,820
==========================================================================================
2.65   POLLUTION CONTROL
       Stericycle Inc(a)                                              8,900        417,855
       Tetra Tech(a)                                                  5,200        141,440
       Waste Connections(a)                                          12,500        450,000
==========================================================================================
                                                                                 1,009,295
1.33   RESTAURANTS
       Buca Inc(a)                                                   10,400        226,200
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       California Pizza Kitchen(a)                                   12,100    $   281,325
                                                                                   507,525
==========================================================================================
1.10   RETAIL -- COMPUTERS & ELECTRONICS
       Insight Enterprises(a)                                        17,150        420,175
==========================================================================================
0.15   RETAIL -- DEPARTMENT STORES
       Elizabeth Arden(a)                                             2,400         58,584
==========================================================================================
0.33   RETAIL -- DRUG STORES
       Duane Reade(a)                                                 3,900        126,750
==========================================================================================
1.73   RETAIL -- SPECIALTY
       Cost Plus(a)                                                  16,112        483,360
       Williams-Sonoma Inc(a)                                         4,500        174,690
==========================================================================================
                                                                                   658,050
2.26   RETAIL -- SPECIALTY-APPAREL
       American Eagle Outfitters(a)                                   5,100        179,724
       Charlotte Russe Holding(a)                                    10,800        289,440
       Coach Inc(a)                                                  10,300        391,915
==========================================================================================
                                                                                   861,079
2.58   SERVICES -- COMPUTER SYSTEMS
       Henry (Jack) & Associates                                     12,380        383,780
       Internet Security Systems(a)                                   6,100        296,216
       Plexus Corp(a)                                                 9,200        303,600
==========================================================================================
                                                                                   983,596
0.72   SERVICES -- DATA PROCESSING
       IntraNet Solutions(a)                                          7,230        275,101
==========================================================================================
3.89   SPECIALIZED SERVICES
       Career Education(a)                                            2,400        143,760
       Corinthian Colleges(a)                                        10,100        475,407
       Corporate Executive Board(a)                                  10,100        424,200
       Heidrick & Struggles International(a)                         13,000        264,290
       University of Phoenix Online(a)                                4,100        174,250
==========================================================================================
                                                                                 1,481,907
0.15   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Leap Wireless International(a)                                 1,900         57,570
==========================================================================================
0.37   TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                                          9,500        142,405
==========================================================================================
0.41   TELEPHONE
       Choice One Communications(a)(b)                               11,500         77,510
       CTC Communications Group(a)                                   25,400         77,724
==========================================================================================
                                                                                   155,234
0.66   TEXTILES -- HOME FURNISHINGS
       Linens 'n Things(a)                                            9,140        249,705
==========================================================================================

                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS (COST $31,788,864)                                  $34,738,941
==========================================================================================
8.78   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         6/29/2001 due 7/2/2001 at 3.880%, repurchased
         at $3,344,081 (Collateralized by US Treasury
         Bonds, due 8/15/2019 at 8.125%, value $3,412,094)
         (Cost $3,343,000)                                       $3,343,000      3,343,000
==========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $35,131,864)
      (Cost for Income Tax Purposes $35,726,484)                               $38,081,941
==========================================================================================

(a)   Security is non-income producing.

(b)   Loaned security, a portion or all of the security is on loan at June
      30, 2001.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                          SMALL
                                                                        COMPANY
                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                       $ 35,131,864
================================================================================
  At Value(a)                                                      $ 38,081,941
Cash                                                                        605
Receivables:
  Investment Securities Sold                                            266,469
  Fund Shares Sold                                                       76,566
  Dividends and Interest                                                  3,568
Collateral for Securities Loaned                                        409,180
Prepaid Expenses and Other Assets                                         1,256
================================================================================
TOTAL ASSETS                                                         38,839,585
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                       640,507
  Fund Shares Repurchased                                                37,509
  Securities Loaned                                                     409,180
Accrued Expenses and Other Payables                                       4,626
================================================================================
TOTAL LIABILITIES                                                     1,091,822
================================================================================
NET ASSETS AT VALUE                                                $ 37,747,763
================================================================================
NET ASSETS
Paid-in Capital(b)                                                 $ 40,115,476
Accumulated Undistributed Net Investment Loss                           (64,277)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                              (5,253,513)
Net Appreciation of Investment Securities                             2,950,077
================================================================================
NET ASSETS AT VALUE                                                $ 37,747,763
================================================================================
Shares Outstanding                                                    2,270,569
NET ASSET VALUE, Offering and Redemption Price per Share           $      16.62
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $3,343,000.

(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED
                                                                          SMALL
                                                                        COMPANY
                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                          $     15,620
Interest                                                                124,707
Securities Loaned Income                                                     98
================================================================================
  TOTAL INCOME                                                          140,425
================================================================================
EXPENSES
Investment Advisory Fees                                                122,865
Administrative Services Fees                                             48,412
Custodian Fees and Expenses                                              13,073
Directors' Fees and Expenses                                              4,912
Professional Fees and Expenses                                           11,100
Registration Fees and Expenses                                               60
Reports to Shareholders                                                  15,281
Transfer Agent Fees                                                       2,500
Other Expenses                                                              665
===============================================================================
  TOTAL EXPENSES                                                        218,868
  Fees and Expenses Absorbed by Investment Adviser                      (13,180)
  Fees and Expenses Paid Indirectly                                      (1,098)
================================================================================
     NET EXPENSES                                                       204,590
================================================================================
NET INVESTMENT LOSS                                                     (64,165)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                           (3,327,125)
Change in Net Appreciation of Investment Securities                   1,904,867
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                    (1,422,258)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (1,486,423)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
SMALL COMPANY GROWTH FUND
                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                        JUNE 30     DECEMBER 31
--------------------------------------------------------------------------------
                                                           2001            2000
                                                      UNAUDITED
OPERATIONS
Net Investment Loss                               $     (64,165)    $  (110,351)
Net Realized Loss on Investment Securities           (3,327,125)     (1,924,641)
Change in Net Appreciation (Depreciation) of
  Investment Securities                               1,904,867        (346,849)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS           (1,486,423)     (2,381,841)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Realized Gain on Investment
  Securities                                                  0        (751,354)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        20,642,145      25,363,262
Reinvestment of Distributions                                 0         751,354
================================================================================
                                                     20,642,145       26,114,616
Amounts Paid for Repurchases of Shares               (6,173,017)     (3,166,650)
================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       14,469,128      22,947,966
================================================================================
TOTAL INCREASE IN NET ASSETS                         12,982,705      19,814,771
NET ASSETS
Beginning of Period                                  24,765,058       4,950,287
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($64,277) and ($112),
  respectively)                                   $  37,747,763    $  24,765,058
================================================================================

            -------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           1,270,919       1,255,803
Shares Issued from Reinvestment of Distributions              0          45,126
===============================================================================
                                                      1,270,919       1,300,929
Shares Repurchased                                     (371,115)       (155,111)
================================================================================
NET INCREASE IN FUND SHARES                             899,804       1,145,818
===============================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund (the "Fund", presented herein), Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $1,544,577 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisory fee for the Fund is based on 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fees") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2001.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $25,427,000 and $11,825,812, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $5,579,820 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $3,224,363, resulting in net appreciation of $2,355,457.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Director's Fees and Expenses in the Statement of Operations were $152. Unfunded accrued pension costs of $0 and pension liability of $264 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. As of June 30, 2001, the Fund had on loan securities valued at $409,564. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
SMALL COMPANY GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               SIX MONTHS                                                 PERIOD
                                                    ENDED                                                  ENDED
                                                  JUNE 30               YEAR ENDED DECEMBER 31       DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
                                                     2001           2000          1999       1998        1997(a)
                                                UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period         $    18.07     $    22.01    $    11.51  $    9.91    $     10.00
================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                    (0.03)         (0.00)        (0.00)     (0.01)          0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (1.42)         (3.35)         10.50       1.62         (0.11)
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (1.45)         (3.35)         10.50       1.61         (0.09)
================================================================================================================
LESS DISTRIBUTIONS
In Excess of Net Investment Income                   0.00           0.00          0.00       0.01          0.00
Distributions In Excess of Capital Gains             0.00           0.59          0.00       0.00          0.00
================================================================================================================
TOTAL DISTRIBUTIONS                                  0.00           0.59          0.00       0.01          0.00
================================================================================================================
Net Asset Value -- End of Period               $    16.62     $    18.07    $    22.01  $   11.51    $     9.91
================================================================================================================

TOTAL RETURN(c)                                (8.02%)(d)       (14.98%)        91.06%     16.38%     (0.90%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)     $   37,748     $   24,765     $   4,950   $  1,036    $       247
Ratio of Expenses to Average Net Assets(e)(f)    0.62%(d)          1.37%         1.70%      1.87%       0.61%(g)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(e)                     (0.19%)(d)        (0.64%)       (0.71%)    (0.90%)       0.52%(g)
Portfolio Turnover Rate                            41%(d)           155%       201%(h)        92%         25%(d)

(a) From August 25, 1997, commencement of investment operations, to December 31, 1997.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 2000 and 1999.
(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2001, the years ended December 31, 2000, 1999 and 1998, and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.66%, 1.43%, 4.05%, 12.46% and 35.99% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.23%), (0.70%), (3.06%), (11.49%) and (34.86%) (annualized), respectively.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions.

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Small Company Growth Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN         TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews          2,110,647             0       19,092     2,129,739
Bob R. Baker               2,110,542             0       19,197     2,129,739
Charles W. Brady           2,100,335             0       29,404     2,129,739
Lawrence H. Budner         2,110,647             0       19,092     2,129,739
James T. Bunch             2,110,647             0       19,092     2,129,739
Fred A. Deering            2,110,647             0       19,092     2,129,739
Wendy L. Gramm             2,110,647             0       19,092     2,129,739
Richard W. Healey          2,100,335             0       29,404     2,129,739
Gerald J. Lewis            2,110,647             0       19,092     2,129,739
John W. McIntyre           2,110,647             0       19,092     2,129,739
Larry Soll                 2,110,647             0       19,092     2,129,739
Mark H. Williamson         2,110,647             0       19,092     2,129,739

Proposal 2                 2,029,712        67,326       32,701     2,129,739

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S14 9182 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TECHNOLOGY FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-TECHNOLOGY FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH:   VIF-TECHNOLOGY FUND

     This line graph compares the value of a $10,000 investment in VIF - Technology Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Technology Fund               S&P 500 Index(2)

5/97        $10,000                             $10,000

6/98        $13,680                             $13,596

6/99        $20,497                             $16,689

6/00        $43,207                             $17,899

6/01        $19,414                             $15,247

     For the six-month period ended June 30, 2001, the value of your shares declined 32.15%, significantly underperforming the 6.69% drop in the S&P 500 Index and the 12.53% fall in the Nasdaq Composite Index, an index that is perhaps a more appropriate benchmark as it is heavily weighted in technology. (Of course, past performance is no guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                               VIF-TECHNOLOGY FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01 (1)

1 year                                                     (55.07%)
--------------------------------------------------------------------------------
3 years                                                     12.38%
--------------------------------------------------------------------------------
Since inception (5/97)                                      17.51%
--------------------------------------------------------------------------------

     The first three months of the period were marred by report after report that business -- particularly in the tech sector -- was slowing. With investors already feeling risk averse and technology stocks having endured a sharp valuation correction during 2000, the market did not react well to the bad news and technology stocks continued their declines. This uncertainty cast a shadow over the entire technology area, even affecting sub-sectors -- such as software and data storage -- that previously withstood the correction.

     In the second quarter, sentiment improved, buoyed by the Federal Reserve's efforts to lower interest rates and stoke the economic engine. As investors became more optimistic about an economic recovery during the second half of the year, they bid tech stocks sharply higher, providing a nice tailwind for the fund's holdings. Making solid contributions to the fund's performance were its software and semiconductor holdings. We believe these two industries will be among the first to rebound when the economy and the stock market recovers.

     On the downside, the fund's exposure to telecommunication services and equipment stocks held back performance, as those groups were plagued by an uncertain financial outlook, excess inventories and, in some cases, funding worries and bankruptcies.

     Going forward, companies continue to have little visibility in their near-term business outlook. Consequently, we expect volatility to be the order of the day as confidence remains low, and the economic data and corporate profit reports have painted a mixed picture.

     The fund remains positioned in the companies that we believe will dominate their respective markets during the next upcycle. We continue to closely monitor the fundamentals driving our holdings, and this bottom-up research gives us confidence that we are positioned in strong stocks -- those that will outperform as the market rebounds.

FUND MANAGEMENT

WILLIAM R. KEITHLER, CFA
     Senior Vice President and Director of Sector Management, INVESCO Funds Group. BA, Webster College; MS, University of Wisconsin-Madison. Joined INVESCO in 1998. Began investment career in 1982.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN  UNMANAGED  INDEX  CONSIDERED  REPRESENTATIVE  OF THE
PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
TECHNOLOGY FUND
94.91  COMMON STOCKS
0.10   AEROSPACE & DEFENSE
       Northrop Grumman                                               3,600   $    288,360
==========================================================================================
0.38   CABLE
       Charter Communications Class A Shrs(a)                        49,900      1,165,165
==========================================================================================
8.69   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       CIENA Corp(a)                                                108,400      4,119,200
       Comverse Technology(a)                                        55,300      3,157,630
       Finisar Corp(a)                                               52,700        984,436
       JDS Uniphase(a)                                              140,140      1,751,750
       L-3 Communications Holdings(a)                                 1,400        106,820
       New Focus(a)                                                  13,900        114,675
       Nokia Corp Sponsored ADR Representing Ord Shrs               106,800      2,353,872
       Polycom Inc(a)                                               171,300      3,955,317
       Powerwave Technologies(a)                                    131,300      1,903,850
       QUALCOMM Inc(a)                                               34,300      2,005,864
       Research in Motion Ltd(a)                                     86,800      2,799,300
       Scientific-Atlanta Inc                                        49,900      2,025,940
       Sonus Networks(a)                                             47,500      1,109,600
==========================================================================================
                                                                                26,388,254
25.76  COMPUTER SOFTWARE & SERVICES
       Adobe Systems                                                 43,100      2,025,700
       Affiliated Computer Services Class A Shrs(a)                  46,800      3,365,388
       Agile Software(a)                                             38,900        661,300
       BEA Systems(a)                                                67,500      2,072,925
       BMC Software(a)                                               76,100      1,715,294
       Cadence Design Systems(a)                                     82,000      1,527,660
       Check Point Software Technologies Ltd(a)                      66,200      3,347,734
       Computer Associates International                             53,600      1,929,600
       Earthlink Inc(a)                                             240,700      3,393,870
       Electronic Arts(a)                                            22,200      1,285,380
       Inktomi Corp(a)                                               87,300        837,207
       Interwoven Inc(a)                                             57,900        978,510
       Intuit Inc(a)                                                 48,700      1,947,513
       i2 Technologies(a)                                           119,260      2,361,348
       Liberate Technologies(a)                                      76,300        835,485
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       Manugistics Group(a)(b)                                      106,000   $  2,660,600
       Mercury Interactive(a)                                        72,800      4,360,720
       Micromuse Inc(a)                                              32,100        898,479
       Microsoft Corp(a)(b)                                          71,100      5,190,300
       Openwave Systems(a)                                           68,861      2,389,477
       Oracle Corp(a)                                               141,400      2,686,600
       PeopleSoft Inc(a)                                             33,300      1,639,359
       Peregrine Systems(a)                                         135,187      3,920,423
       Rational Software(a)                                         107,600      3,018,180
       Siebel Systems(a)(b)                                          67,300      3,156,370
       SmartForce PLC Sponsored ADR Representing Ord Shrs(a)        214,600      7,560,358
       Symantec Corp(a)                                              19,200        838,848
       Synopsys Inc(a)                                               60,200      2,913,078
       TIBCO Software(a)                                            182,700      2,333,079
       VERITAS Software(a)                                           81,250      5,405,562
       webMethods Inc(a)                                             45,600        965,808
==========================================================================================
                                                                                78,222,155
3.19   COMPUTER SYSTEMS
       Brocade Communications Systems(a)                             95,000      4,179,050
       Dell Computer(a)                                             127,800      3,341,970
       McDATA Corp
         Class A Shrs(a)                                             39,200        687,960
         Class B Shrs(a)(c)                                          66,900      1,461,096
==========================================================================================
                                                                                 9,670,076
3.08   COMPUTERS -- HARDWARE
       EMC Corp(a)                                                  108,200      3,143,210
       International Business Machines                               19,300      2,180,900
       Sun Microsystems(a)                                          256,300      4,029,036
==========================================================================================
                                                                                 9,353,146
3.96   COMPUTERS -- NETWORKING
       Cisco Systems(a)                                             148,700      2,706,340
       Emulex Corp(a)                                                41,700      1,684,680
       Extreme Networks(a)                                           88,900      2,622,550
       Juniper Networks(a)                                           66,500      2,068,150
       Network Appliance(a)                                          33,300        456,210
       ONI Systems(a)                                                88,700      2,474,730
==========================================================================================
                                                                                12,012,660
1.18   COMPUTERS -- PERIPHERALS
       NVIDIA Corp(a)                                                38,400      3,561,600
==========================================================================================
8.84   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                             129,300      6,658,950
       Flextronics International Ltd(a)                             310,200      8,099,322
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       Furukawa Electric Ltd                                        142,000      1,132,858
       Jabil Circuit(a)                                             128,200   $  3,956,252
       Sanmina Corp(a)                                              149,600      3,502,136
       Solectron Corp(a)                                            190,000      3,477,000
==========================================================================================
                                                                                26,826,518
17.84  ELECTRONICS -- SEMICONDUCTORS
       Advanced Micro Devices(a)                                     62,000      1,790,560
       Analog Devices(a)                                             90,500      3,914,125
       Applied Micro Circuits(a)                                    105,900      1,821,480
       Atmel Corp(a)                                                 48,300        651,567
       Broadcom Corp Class A Shrs(a)                                 19,400        829,544
       Integrated Device Technology(a)                               75,300      2,386,257
       Intel Corp                                                    84,800      2,480,400
       Linear Technology                                            126,400      5,589,408
       Maxim Integrated Products(a)(b)                              104,700      4,628,787
       Microchip Technology(a)                                      198,250      6,627,497
       Micron Technology(a)                                         105,700      4,344,270
       PMC-Sierra Inc(a)                                             67,200      2,087,904
       QLogic Corp(a)                                                46,400      2,990,480
       RF Micro Devices(a)                                          172,800      4,660,416
       Texas Instruments                                            109,500      3,449,250
       Vitesse Semiconductor(a)                                     137,300      2,888,792
       Xilinx Inc(a)                                                 73,700      3,039,388
==========================================================================================
                                                                                54,180,125
3.12   ENTERTAINMENT
       AOL Time Warner(a)                                           113,200      5,999,600
       Gemstar-TV Guide International(a)                             81,800      3,484,680
==========================================================================================
                                                                                 9,484,280
6.81   EQUIPMENT -- SEMICONDUCTOR
       Applied Materials(a)                                          68,400      3,358,440
       ASM Lithography Holding NV New York Registered Shrs(a)        81,700      1,817,825
       KLA-Tencor Corp(a)                                            46,000      2,689,620
       Kulicke & Soffa Industries(a)                                 48,000        823,680
       Lam Research(a)                                              128,400      3,807,060
       LTX Corp(a)                                                   10,900        278,604
       Novellus Systems(a)                                           70,500      4,003,695
       Taiwan Semiconductor Manufacturing Ltd Sponsored ADR
         Representing 5 Ord Shrs(a)                                  70,980      1,078,186
       Teradyne Inc(a)                                               27,400        906,940
       United Microelectronics ADR Representing 5 Ord Shrs(a)       215,600      1,918,840
==========================================================================================
                                                                                20,682,890
0.21   HEALTH CARE -- SERVICES
       First Health Group(a)                                         26,800        646,416
==========================================================================================
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
0.23   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                   41,900   $    700,149
==========================================================================================
3.59   SERVICES -- COMPUTER SYSTEMS
       Akamai Technologies(a)                                        53,900        494,532
       BISYS Group(a)                                                45,100      2,660,900
       Computer Sciences(a)                                          63,300      2,190,180
       KPMG Consulting(a)                                            55,000        844,250
       VeriSign Inc(a)                                               78,257      4,696,203
==========================================================================================
                                                                                10,886,065
3.19   SERVICES -- DATA PROCESSING
       Automatic Data Processing                                     43,800      2,176,860
       First Data                                                    57,000      3,662,250
       Fiserv Inc(a)                                                 60,000      3,838,800
==========================================================================================
                                                                                 9,677,910
0.77   SERVICES -- PAYROLL PROCESSING
       Paychex Inc                                                   58,500      2,340,000
==========================================================================================
1.09   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Nextel Communications Class A Shrs(a)                        149,600      2,618,000
       NTT DoCoMo                                                        40        695,959
==========================================================================================
                                                                                 3,313,959
0.98   TELECOMMUNICATIONS -- LONG DISTANCE
       Exodus Communications(a)                                     467,900        963,874
       Qwest Communications International                            63,271      2,016,447
==========================================================================================
                                                                                 2,980,321
1.90   TELEPHONE
       Amdocs Ltd(a)                                                 51,580      2,777,583
       McLeodUSA Inc Class A Shrs(a)                                201,200        923,508
       Time Warner Telecom Class A Shrs(a)                           52,800      1,769,856
       XO Communications Class A Shrs(a)                            162,700        312,384
==========================================================================================
                                                                                 5,783,331
       TOTAL COMMON STOCKS (COST $382,358,347)                                 288,163,380
==========================================================================================
0.20   OTHER SECURITIES
0.20   FINANCIAL -- DIVERSIFIED
       BlueStream Ventures LP(a)(d)(e) (Cost $600,000)              600,000        600,000
==========================================================================================
4.89   SHORT-TERM INVESTMENTS
0.37   US Government Agency Obligations
       Freddie Mac, Discount Notes, Series RB(b),
         3.610%, 8/7/2001 (Amortized Cost $1,135,844)           $ 1,140,000      1,135,844
==========================================================================================
1.66   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve
         Fund, 3.650% (Cost $5,031,958)                           5,031,958      5,031,958
==========================================================================================

                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
2.86   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         6/29/2001 due 7/2/2001 at 3.880%, repurchased
         at $8,695,811 (Collateralized by US Treasury
         Inflationary Index Bonds, due 4/15/2028 at
         3.625%, value $8,829,234) (Cost $8,693,000)            $ 8,693,000   $  8,693,000
==========================================================================================
       TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $14,860,802)                14,860,802
==========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $397,219,149)
       (Cost for Income Tax Purposes $420,481,375)                            $303,624,182
==========================================================================================

(a) Security is non-income producing.

(b) Security or a portion of the security has been designated as collateral for written options.

(c) Loaned security, a portion or all of the security is on loan at June
    30, 2001.

(d) The Fund has $900,000 in remaining commitments to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partnership agreement.

(e) The following is a restricted security at June 30, 2001.

SCHEDULE OF RESTRICTED ILLIQUID SECURITIES
                                                                        VALUE AS
                                        ACQUISITION    ACQUISITION          % OF
DESCRIPTION                                   DATES           COST    NET ASSETS
--------------------------------------------------------------------------------
BlueStream Ventures LP                8/3/00-6/1/01    $   600,000         0.20%
================================================================================


OPTION CONTRACTS

                                                                                PREMIUM
                                 NUMBER OF      EXPIRATION       EXERCISE      RECEIVED      MARKET
                                 CONTRACTS            DATE          PRICE        (PAID)       VALUE
---------------------------------------------------------------------------------------------------
OPTIONS PURCHASED
PUTS
Maxim Integrated Products              524          7/1/01       $     40   $ (105,780)  $   34,060
===================================================================================================
OPTIONS WRITTEN
CALLS
Manugistics Group                     (42)          7/1/01       $     40   $    20,367  $    (210)
Maxim Integrated Products            (524)          7/1/01             45       174,203   (262,000)
Microsoft Corp                       (178)          7/1/01             70        61,764    (69,420)
Siebel Systems                       (229)          7/1/01             45        63,564   (112,210)
===================================================================================================
                                                                            $   319,898  $(443,840)
===================================================================================================
PUTS
Electronic Arts                      (203)          7/1/01       $     55   $    46,079  $ (37,555)
===================================================================================================
TOTAL OPTIONS WRITTEN                                                           365,977   (481,395)
===================================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                      TECHNOLOGY
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $   397,219,149
================================================================================
  At Value(a)                                                    $   303,624,182
Options Purchased at Value (Premiums Paid $105,780)                       34,060
Cash                                                                      75,704
Foreign Currency (Cost $137)                                                 136
Receivables:
  Investment Securities Sold                                           1,562,710
  Fund Shares Sold                                                     4,162,366
  Dividends and Interest                                                  22,724
Collateral for Securities Loaned                                       2,043,100
Prepaid Expenses and Other Assets                                         13,369
================================================================================
TOTAL ASSETS                                                         311,538,351
================================================================================
LIABILITIES
Options Written at Value (Premiums Received $365,977)                    481,395
Payables:
  Investment Securities Purchased                                      2,455,912
  Fund Shares Repurchased                                                132,048
  Securities Loaned                                                    2,043,100
Accrued Expenses and Other Payables                                       11,788
================================================================================
TOTAL LIABILITIES                                                      5,124,243
================================================================================
NET ASSETS AT VALUE                                              $   306,414,108
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $   681,497,293
Accumulated Undistributed Net Investment Loss                        (1,415,854)
Accumulated Undistributed Net Realized Loss on
  Investment Securities, Foreign Currency Transactions
  and Option Contracts                                             (279,885,235)
Net Depreciation of Investment Securities, Foreign
  Currency Transactions and Option Contracts                        (93,782,096)
================================================================================
NET ASSETS AT VALUE                                              $   306,414,108
================================================================================
Shares Outstanding                                                    15,913,737
NET ASSET VALUE, Offering and Redemption Price per Share         $         19.25
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $8,693,000.

(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED

                                                                      TECHNOLOGY
                                                                            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $       124,878
Dividends from Affiliated Investment Companies                           127,004
Interest                                                                 412,262
Securities Loaned Income                                                   1,010
  Foreign Taxes Withheld                                                 (4,423)
================================================================================
  TOTAL INCOME                                                           660,731
================================================================================
EXPENSES
Investment Advisory Fees                                               1,281,904
Administrative Services Fees                                             463,858
Custodian Fees and Expenses                                               25,290
Directors' Fees and Expenses                                              11,348
Professional Fees and Expenses                                            12,419
Registration Fees and Expenses                                             1,573
Reports to Shareholders                                                    7,520
Transfer Agent Fees                                                        2,500
Other Expenses                                                             6,339
================================================================================
  TOTAL EXPENSES                                                       1,812,751
  Fees and Expenses Paid Indirectly                                      (3,473)
================================================================================
     NET EXPENSES                                                      1,809,278
================================================================================
NET INVESTMENT LOSS                                                  (1,148,547)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                            (145,772,601)
  Option Contracts                                                       170,389
================================================================================
     Total Net Realized Loss                                       (145,602,212)
================================================================================
Change in Net Depreciation of:
  Investment Securities and Option Contracts                         (5,894,800)
  Foreign Currency Transactions                                        (164,800)
================================================================================
     Total Net Depreciation                                          (6,059,600)
================================================================================
NET LOSS ON INVESTMENT SECURITIES, FOREIGN CURRENCY
  TRANSACTIONS AND OPTION CONTRACTS                                (151,661,812)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (152,810,359)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
TECHNOLOGY FUND

                                                                              SIX MONTHS             YEAR
                                                                                   ENDED            ENDED
                                                                                 JUNE 30      DECEMBER 31
---------------------------------------------------------------------------------------------------------
                                                                                    2001             2000
                                                                               UNAUDITED
OPERATIONS
Net Investment Loss                                                     $    (1,148,547)  $   (1,483,910)
Net Realized Loss on Investment Securities, Foreign Currency
  Transactions and Option Contracts                                        (145,602,212)    (133,961,528)
Change in Net Depreciation of Investment Securities, Foreign Currency
  Transactions and Option Contracts                                          (6,059,600)    (109,384,237)
=========================================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                                 (152,810,359)    (244,829,675)
=========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                                    0      (1,037,917)
=========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                                278,509,011    1,260,494,342
Reinvestment of Distributions                                                          0        1,037,917
=========================================================================================================
                                                                             278,509,011    1,261,532,259
Amounts Paid for Repurchases of Shares                                     (263,057,140)    (665,883,628)
=========================================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                                15,451,871      595,648,631
=========================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (137,358,488)      349,781,039
NET ASSETS
Beginning of Period                                                          443,772,596       93,991,557
=========================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss ($1,415,854) and ($267,307), respectively)        $    306,414,108  $   443,772,596
=========================================================================================================

                                 ------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                                   11,878,690       30,159,553
Shares Issued from Reinvestment of Distributions                                       0           36,884
=========================================================================================================
                                                                              11,878,690       30,196,437
Shares Repurchased                                                          (11,609,139)     (17,083,736)
=========================================================================================================
NET INCREASE IN FUND SHARES                                                      269,551       13,112,701
=========================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund (the "Fund", presented herein), Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option contracts are valued at the last sales price on the principal exchange on which the options are traded. If there is no last sales price reported, then the bid price will be used.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2001, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 21 net capital losses of $49,995,847 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. OPTIONS -- The Fund may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally purchases put options or writes call options to hedge against adverse movements in the value of portoflio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six months ended June 30, 2001, was as follows:

                                                        CALL OPTIONS                      PUT OPTIONS
-----------------------------------------------------------------------------------------------------------
                                                  NUMBER           AMOUNT           NUMBER           AMOUNT
                                              OF OPTIONS      OF PREMIUMS       OF OPTIONS      OF PREMIUMS
-----------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 2000               0      $         0                0      $         0
Options written                                    1,381          538,012              203           46,079
Options closed or expired                          (408)        (218,114)                0                0
Options outstanding at June 30, 2001                 973      $   319,898              203      $    46,079

H. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisory fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $207,323,239 and $173,433,682, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was and excess of tax cost over value and the resulting net depreciation were as follows:

                                             GROSS             GROSS               NET
POSITION                              APPRECIATION      DEPRECIATION      DEPRECIATION
--------------------------------------------------------------------------------------
Investment Securities                 $  8,223,084    $  125,080,277  $  (116,857,193)
Options Purchased                                0            71,720          (71,720)
Options Written                             28,681           144,099         (115,418)
                                                                          ------------
                                                                      $  (117,044,331)

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $3,676. Unfunded accrued pension costs of $0 and pension liability of $5,315 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. As of June 30, 2001, the Fund had on loan securities valued at $1,950,946. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

TECHNOLOGY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               SIX MONTHS                                                 PERIOD
                                                    ENDED                                                  ENDED
                                                  JUNE 30               YEAR ENDED DECEMBER 31       DECEMBER 31
----------------------------------------------------------------------------------------------------------------
                                                     2001           2000          1999       1998        1997(a)
                                                UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period          $   28.37      $   37.13    $    14.34  $   11.49    $   10.00
================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                    (0.07)         (0.01)        (0.00)     (0.03)         0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (9.05)         (8.68)         22.79       2.96         1.44
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (9.12)         (8.69)         22.79       2.93         1.49
================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.00           0.00          0.00       0.01         0.00
In Excess of Net Investment Income                   0.00           0.00          0.00       0.01         0.00
Distributions from Capital Gains                     0.00           0.00          0.00       0.06         0.00
In Excess of Capital Gains                           0.00           0.07          0.00       0.00         0.00
================================================================================================================
TOTAL DISTRIBUTIONS                                  0.00           0.07          0.00       0.08         0.00
================================================================================================================
Net Asset Value -- End of Period                $   19.25      $   28.37    $    37.13  $   14.34    $   11.49
================================================================================================================

TOTAL RETURN(c)                               (32.15%)(d)       (23.42%)       158.93%     25.69%    14.80%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)      $ 306,414      $ 443,773    $   93,992  $   1,577    $     414
Ratio of Expenses to Average Net Assets(e)(f)    0.52%(d)          1.02%         1.31%      1.40%     0.48%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                        (0.33%)(d)        (0.34%)       (0.40%)    (0.14%)     0.95%(g)
Portfolio Turnover Rate                            51%(d)            82%           95%       239%      102%(d)

(a) From May 21, 1997, commencement of investment operations, through December 31, 1997.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.02%, 1.52%, 6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.34%), (0.61%), (5.21%) and (17.82%) (annualized), respectively.
(g) Annualized

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Technology Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN            TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews         13,293,322             0      545,071       13,838,393
Bob R. Baker              13,331,839             0      506,554       13,838,393
Charles W. Brady          13,331,597             0      506,796       13,838,393
Lawrence H. Budner        13,301,224             0      537,169       13,838,393
James T. Bunch            13,330,672             0      507,721       13,538,393
Fred A. Deering           13,297,091             0      541,302       13,838,393
Wendy L. Gramm            13,330,779             0      507,614       13,838,393
Richard W. Healey         13,328,889             0      509,504       13,838,393
Gerald J. Lewis           13,316,154             0      522,239       13,838,393
John W. McIntyre          13,300,099             0      538,294       13,838,393
Larry Soll                13,328,627             0      509,766       13,838,393
Mark H. Williamson        13,330,046             0      508,347       13,838,393

Proposal 2                11,150,362     1,666,874    1,021,157       13,838,393

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S13 9186 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TELECOMMUNICATIONS FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-TELECOMMUNICATIONS FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - TELECOMMUNICATIONS FUND

     This line graph compares the value of a $10,000 investment in VIF - Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the MSCI-EAFE Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Telecommunications
            Fund                    S&P 500 Index(2)  MSCI-EAFE Index(2)

9/99        $10,000                       $10,000           $10,000

6/00        $18,230                       $11,438           $11,243

6/01        $8,034                        $9,743            $8,586

     For the six-month period ended June 30, 2001, the value of your shares declined 33.86%, compared to a 6.69% drop in the S&P 500 Index and a 12.53% decline in the Nasdaq Composite. (Of course, past performance is no guarantee of future results.)(1),(2)

     The declines endured by equity markets during 2000 left investors extremely risk averse as we entered 2001. Compounding this poor investor sentiment was the threat of the slowing economy and corporate profit warnings. The telecommunications sector felt these concerns acutely. In addition to the pressure provided by the economic downturn, many sub-sectors, particularly the alternative telecom services providers, had difficulties raising money to fund their operations.

--------------------------------------------------------------------------------
                           VIF-TELECOMMUNICATIONS FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                   (55.93%)
--------------------------------------------------------------------------------
Since inception (9/99)                                   (11.59%)
--------------------------------------------------------------------------------


     The economic slowdown had other effects as well. For example, economic worries prompted many companies to reconsider the amount they planned to spend on telecommunications equipment. Many equipment providers were already struggling with excess component inventories, and the decrease in spending only exacerbated the problem. The slowdown in demand for their services, coupled with the funding issues, led to several high-profile bankruptcies in the sector.

     Most of the telecommunications sector had a poor first half relative to the broader market. The fund saw declines in a wide range of sub-sectors, including regional Bell operating companies, competitive local exchange carriers, wireless and telecom equipment makers.

     One of the fund's few bright spots was its cable holdings, such as AOL Time Warner. The industry generally performed well as investors found the recession-resistant nature of the cable industry's revenues attractive. Further supporting AOL's shares were the company's announcement that it would raise subscription rates for its Internet access service. We believe the price increase will be positive for the company.

     Over the next few months, the going could remain difficult. The economic slowdown has clearly affected the sector's sales and profits. Consequently, investor enthusiasm for the group will likely stay muted until it shows meaningful, sustainable improvement. Nevertheless, we remain optimistic that corporate telecommunications spending will increase over the next several years, which should translate into sustainable growth for select companies.

FUND MANAGEMENT

BRIAN HAYWARD, CFA
     Senior Vice President, INVESCO Funds Group. BA, MA, University of Missouri. Joined INVESCO in 1997. Began investment career in 1985.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF THE EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATION.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
88.42  COMMON STOCKS
3.76   BROADCASTING
       EchoStar Communications Class A Shrs(a)                                         90,920   $  2,947,626
       General Motors Class H Shrs(a)                                                  86,500      1,751,625
============================================================================================================
                                                                                                   4,699,251
4.39   CABLE
       AT&T Corp-Liberty Media Group Class A Shrs(a)                                  154,600      2,703,954
       Comcast Corp Special Class A Shrs(a)                                            64,100      2,781,940
============================================================================================================
                                                                                                   5,485,894
16.82  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Alcatel SA                                                     FR                4,100         85,735
       Asia Global Crossing Ltd Class A Shrs(a)                       BD              354,800      2,111,060
       CIENA Corp(a)                                                                   68,200      2,591,600
       Comverse Technology(a)                                                          46,300      2,643,730
       Corvis Corp(a)(b)                                                               72,650        318,933
       Finisar Corp(a)                                                                 14,900        278,332
       JDS Uniphase(a)                                                                 69,048        863,100
       Metromedia Fiber Network Class A Shrs(a)                                       111,080        226,603
       New Focus(a)                                                                    47,700        393,525
       Nokia Corp Sponsored ADR Representing Ord Shrs                 FI              129,120      2,845,805
       Nortel Networks                                                CA                7,240         65,812
       QUALCOMM Inc(a)                                                                 30,640      1,791,827
       Research in Motion Ltd(a)                                      CA               32,600      1,051,350
       Scientific-Atlanta Inc                                                          28,560      1,159,536
       Tekelec(a)                                                                     134,100      3,634,110
       Tellabs Inc(a)                                                                   3,200         62,016
       UTStarcom Inc(a)                                                                39,800        927,340
============================================================================================================
                                                                                                  21,050,414
5.26   COMPUTER SOFTWARE & SERVICES
       Digex Inc Class A Shrs(a)                                                      103,200      1,341,600
       Micromuse Inc(a)                                                                44,500      1,245,555
       Microsoft Corp(a)                                                               29,800      2,175,400
       Openwave Systems(a)                                                             49,034      1,701,480
       Portal Software(a)                                                              28,800        118,944
============================================================================================================
                                                                                                   6,582,979
0.67   COMPUTER SYSTEMS
       Brocade Communications Systems(a)                                               19,100   $    840,209
============================================================================================================
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
1.83   COMPUTERS -- HARDWARE
       EMC Corp(a)                                                                     78,740      2,287,397
============================================================================================================
3.67   COMPUTERS -- NETWORKING
       Cisco Systems(a)                                                                96,980      1,765,036
       Juniper Networks(a)                                                             27,600        858,360
       ONI Systems(a)                                                                  68,900      1,922,310
       Redback Networks(a)                                                              5,200         46,384
============================================================================================================
                                                                                                   4,592,090
5.60   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                               CA               42,100      2,168,150
       Flextronics International Ltd(a)                               SN               83,100      2,169,741
       Furukawa Electric Ltd                                          JA              129,900      1,036,325
       Sanmina Corp(a)                                                                 69,600      1,629,336
============================================================================================================
                                                                                                   7,003,552
4.04   ELECTRONICS -- SEMICONDUCTORS
       Agere Systems(a)                                                               160,600      1,204,500
       Applied Micro Circuits(a)                                                       66,360      1,141,392
       PMC-Sierra Inc(a)                                                               19,500        605,865
       RF Micro Devices(a)                                                             35,200        949,344
       Vitesse Semiconductor(a)                                                        54,880      1,154,675
============================================================================================================
                                                                                                   5,055,776
4.68   ENTERTAINMENT
       AOL Time Warner(a)                                                              66,560      3,527,680
       Gemstar-TV Guide International(a)                                               54,770      2,333,202
============================================================================================================
                                                                                                   5,860,882
0.06   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                                      4,800         80,208
============================================================================================================
3.10   NATURAL GAS
       Dynegy Inc Class A Shrs                                                         43,100      2,004,150
       El Paso                                                                         35,763      1,878,988
============================================================================================================
                                                                                                   3,883,138
12.11  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Cable & Wireless PLC                                           UK               81,400        478,817
       China Mobile Ltd(a)                                            HK              333,100      1,759,474
       Crown Castle International(a)                                                   91,020      1,492,728
       Leap Wireless International(a)                                                  20,800        630,240
       Nextel Communications Class A Shrs(a)                                          150,100      2,626,750
       Nextel Partners Class A Shrs(a)                                                165,000      2,560,800
       NTT DoCoMo                                                     JA                   88      1,531,110
       SignalSoft Corp(a)                                                              96,900      1,114,350
       Spectrasite Holdings(a)                                                         57,800        418,472
       Telecom Italia Mobile SpA(b)                                   IT              253,510      1,292,022
       Vodafone Group PLC                                             UK              563,426   $  1,248,034
============================================================================================================
                                                                                                  15,152,797
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
6.67   TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                                                          208,915      3,131,636
       AT&T Corp Liberty Media Group Class A Shrs(a)                                  154,600      2,703,954
       Exodus Communications(a)(b)                                                    149,700        308,382
       Global Crossing Ltd(a)                                         BD              207,900      1,796,256
       Qwest Communications International                                              97,490      3,107,006
============================================================================================================
                                                                                                   8,343,280
15.76  TELEPHONE
       Amdocs Ltd(a)                                                                   52,770      2,841,664
       AT&T Canada Class B Depository Receipts(a)                     CA               44,820      1,350,427
       BellSouth Corp                                                                  86,260      3,473,690
       COLT Telecom Group PLC(a)                                      UK               37,600        260,173
       COLT Telecom Group PLC Sponsored ADR Representing 4
         Ord Shrs(a)UK                                                                 14,120        395,360
       Illuminet Holdings(a)                                                           40,600      1,276,870
       McLeodUSA Inc Class A Shrs(a)                                                  407,650      1,871,114
       SBC Communications                                                              49,140      1,968,548
       Time Warner Telecom Class A Shrs(a)                                            112,700      3,777,704
       WorldCom Inc-WorldCom Group(a)                                                 116,900      1,659,980
       XO Communications Class A Shrs(a)                                              438,200        841,344
============================================================================================================
                                                                                                  19,716,874
       TOTAL COMMON STOCKS (COST $179,684,588)                                                   110,634,741
============================================================================================================
0.19   FIXED INCOME SECURITIES -- CORPORATE BONDS
0.19   TELECOMMUNICATIONS -- LONG DISTANCE
       Esat Telecom Group PLC, Sr Deferred Step-Up Notes,
         Zero Coupon(c) 2/1/2007 (Amortized Cost $243,755)            IE           $  235,000        241,608
============================================================================================================
0.60   OTHER SECURITIES
0.60   FINANCIAL -- DIVERSIFIED
       BlueStream Ventures LP(a)(d)(e) (Cost $750,000)                                750,000        750,000
============================================================================================================
10.79  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/29/2001 due
         7/2/2001 at 3.880%, repurchased at $13,506,366 (Collateralized by US Treasury Inflationary Index Bonds, due 4/15/2028 at
         3.625%, value $13,706,223)(Cost $13,502,000)                              $13,502,000    13,502,000
============================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $194,180,343)
       (Cost for Income Tax Purposes $198,773,249)                                              $125,128,349
============================================================================================================

(a) Security is non-income producing.
(b) Loaned security, a portion or all of the security is on loan at June
    30, 2001.
(c) Step-up bonds are obligations which increase the interest rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.
(d) The Fund has remaining commitments of $937,500 to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partnership agreement.
(e) The following is a restricted security at June 30, 2001:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES
                                                                        VALUE AS
                                       ACQUISITION  ACQUISITION             % OF
DESCRIPTION                                  DATES         COST       NET ASSETS
--------------------------------------------------------------------------------
BlueStream Ventures LP               6/1/01-8/3/00  $   750,000            0.59%
================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY
                                                           % OF
                                      COUNTRY        INVESTMENT
COUNTRY                                  CODE        SECURITIES           VALUE
--------------------------------------------------------------------------------
Bermuda                                    BD            3.12%    $   3,907,316
Canada                                     CA            3.71         4,635,739
Finland                                    FI            2.28         2,845,805
France                                     FR            0.07            85,735
Hong Kong                                  HK            1.41         1,759,474
Ireland                                    IE            0.19           241,608
Italy                                      IT            1.03         1,292,022
Japan                                      JA            2.05         2,567,435
Singapore                                  SN            1.73         2,169,741
United Kingdom                             UK            1.90         2,382,384
United States                                           82.51       103,241,090
================================================================================
                                                       100.00%    $ 125,128,349
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                              TELECOMMUNICATIONS
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                  $     194,180,343
================================================================================
  At Value(a)                                                 $     125,128,349
Foreign Currency (Cost $75,590)                                          71,547
Receivables:
  Investment Securities Sold                                            658,345
  Fund Shares Sold                                                    4,175,407
  Dividends and Interest                                                 21,858
Collateral for Securities Loaned                                      1,867,644
Appreciation on Forward Foreign Currency Contracts                          184
Prepaid Expenses and Other Assets                                         5,637
================================================================================
TOTAL ASSETS                                                        131,928,971
================================================================================
LIABILITIES
Payables:
  Custodian                                                             188,478
  Investment Securities Purchased                                     1,640,225
  Fund Shares Repurchased                                                20,970
  Securities Loaned                                                   1,867,644
Accrued Expenses and Other Payables                                      11,009
================================================================================
TOTAL LIABILITIES                                                     3,728,326
================================================================================
NET ASSETS AT VALUE                                           $     128,200,645
================================================================================
NET ASSETS
Paid-in Capital(b)                                            $     299,009,203
Accumulated Undistributed (Distributions In Excess of)
  Net Investment Loss                                                  (259,623)
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                     (101,492,627)
Net Depreciation of Investment Securities and Foreign
  Currency Transactions                                             (69,056,308)
================================================================================
NET ASSETS AT VALUE                                           $     128,200,645
================================================================================
Shares Outstanding                                                   16,003,779
NET ASSET VALUE, Offering and Redemption Price per Share      $            8.01
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $13,502,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED

                                                              TELECOMMUNICATIONS
                                                                            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                     $         226,846
Dividends from Affiliated Investment Companies                           92,826
Interest                                                                353,558
Securities Loaned Income                                                    122
  Foreign Taxes Withheld                                                (13,242)
================================================================================
  TOTAL INCOME                                                          660,110
================================================================================
EXPENSES
Investment Advisory Fees                                                641,811
Administrative Services Fees                                            231,773
Custodian Fees and Expenses                                              20,584
Directors' Fees and Expenses                                              7,648
Professional Fees and Expenses                                           10,403
Registration Fees and Expenses                                              856
Reports to Shareholders                                                   1,844
Transfer Agent Fees                                                       2,500
Other Expenses                                                            3,668
================================================================================
  TOTAL EXPENSES                                                        920,969
  Fees and Expenses Paid Indirectly                                      (2,689)
================================================================================
     NET EXPENSES                                                       918,280
================================================================================
NET INVESTMENT LOSS                                                    (258,170)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                             (52,503,466)
  Foreign Currency Transactions                                        (502,771)
================================================================================
     Total Net Realized Loss                                        (53,006,237)
================================================================================
Change in Net Depreciation of:
  Investment Securities                                             (21,402,480)
  Foreign Currency Transactions                                        (893,167)
================================================================================
     Total Net Depreciation                                         (22,295,647)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                                 (75,301,884)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                    $     (75,560,054)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
TELECOMMUNICATIONS FUND

                                                          SIX MONTHS            YEAR
                                                               ENDED           ENDED
                                                             JUNE 30     DECEMBER 31
------------------------------------------------------------------------------------
                                                                2001            2000
                                                           UNAUDITED

OPERATIONS
Net Investment Loss                                   $    (258,170)   $    (387,937)
Net Realized Loss on Investment Securities and
  Foreign Currency Transactions                         (53,006,237)     (48,395,864)
Change in Net Depreciation of Investment Securities
  and Foreign Currency Transactions                     (22,295,647)     (59,536,369)
=====================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS              (75,560,054)    (108,320,170)
=====================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income                                 0          (8,807)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                0        (600,468)
=====================================================================================
TOTAL DISTRIBUTIONS                                                0        (609,275)
=====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                            236,360,518      672,016,660
Reinvestment of Distributions                                      0          609,275
=====================================================================================
                                                         236,360,518      672,625,935
Amounts Paid for Repurchases of Shares                 (240,243,851)    (423,702,240)
=====================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                           (3,883,333)      248,923,695
=====================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (79,443,387)      139,994,250
NET ASSETS
Beginning of Period                                      207,644,032       67,649,782
=====================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions In Excess of) Net Investment Loss
  of ($259,623) and ($1,453), respectively)           $  128,200,645   $  207,644,032
=====================================================================================

                  ----------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                               21,664,169       38,533,597
Shares Issued from Reinvestment of Distributions                   0           50,067
=====================================================================================
                                                          21,664,169       38,583,664
Shares Repurchased                                      (22,802,979)     (25,554,193)
=====================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                   (1,138,810)       13,029,471
=====================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund (the "Fund", presented herein), Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation and income on securities principally engaged in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceeds.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2001, the Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $30,490,646 in net capital loss carryovers which expire in the year 2008.

The Fund incurred and elected to defer post-October 31 net capital losses of $14,665,312 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $59,577,434 and $60,849,877, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $2,414,094 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $76,058,994, resulting in net depreciation of $73,644,900.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $1,601. Unfunded accrued pension costs of $0 and pension liability of $2,423 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending agreement with the custiodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custiodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. As of June 30, 2001, the Fund had on loan securities valued at $1,563,805. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
TELECOMMUNICATIONS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SIX MONTHS               YEAR             PERIOD
                                                                         ENDED              ENDED              ENDED
                                                                       JUNE 30        DECEMBER 31        DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
                                                                          2001               2000            1999(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $    12.11         $    16.45         $    10.00
====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                         (0.02)             (0.00)               0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)      (4.08)             (4.30)               6.45
====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        (4.10)             (4.30)               6.45
====================================================================================================================
LESS DISTRIBUTIONS
Distributions in Excess of Net Investment Income(c)                       0.00               0.00               0.00
Distributions in Excess of Capital Gains                                  0.00               0.04               0.00
====================================================================================================================
TOTAL DISTRIBUTIONS                                                       0.00               0.04               0.00
====================================================================================================================
Net Asset Value  -- End of Period                                   $     8.01         $    12.11         $    16.45
====================================================================================================================

TOTAL RETURN(d)                                                    (33.86%)(e)           (26.17%)          64.50%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $  128,201         $  207,644         $   67,650
Ratio of Expenses to Average Net Assets(f)(g)                         0.55%(e)              1.06%           1.27%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(g)      (0.15%)(e)            (0.16%)           0.11%(h)
Portfolio Turnover Rate                                                 39%(e)                51%             15%(e)

(a) From September 21, 1999, commencement of investment operations, through December 31, 1999.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 2000 and the period ended December 31, 1999.
(c) Distributions In Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.06% and 1.28% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (0.16%) and 0.10% (annualized), respectively.

(h) Annualized

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S90 9177 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TOTAL RETURN FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-TOTAL RETURN FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - TOTAL RETURN FUND

     This line graph compares the value of a $10,000 investment in VIF - Total Return Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

                                                            Lehman Government/
            VIF - Total Return Fund    S&P 500 Index(2)     Credit Bond Index(2)

6/94        $10,000                    $10,000              $10,000

6/94        $10,040                    $9,755               $9,977

6/95        $11,385                    $12,294              $11,250

6/96        $13,122                    $15,488              $11,774

6/97        $15,873                    $20,860              $12,687

6/98        $18,460                    $27,153              $14,118

6/99        $20,139                    $33,330              $14,499

6/00        $17,521                    $35,747              $15,125

6/01        $17,811                    $30,449              $16,809

     For the six-month period ended June 30, 2001, the value of your shares declined 0.15%, compared to a 6.69% drop in the S&P 500 Index and a 3.51% increase in the Lehman Brothers Government/Credit Bond Index. (Of course, past performance is no guarantee of future results.)(1),(2)

     Considering how volatile the markets were in the first half, we were pleased with the fund's relatively stable showing. Our approach of diversifying across different asset classes and sectors helped insulate performance to a large extent in the first quarter, when equities were driven sharply downward by poor conditions. Then in the second quarter, when stocks outpaced bonds and finished higher, we were able to participate due to our careful portfolio positioning. The results -- maintenance of our equilibrium despite market turbulence and outperformance of the S&P 500 Index -- attested to the fund's ability to perform as designed.

--------------------------------------------------------------------------------
                              VIF-TOTAL RETURN FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                    1.66%
--------------------------------------------------------------------------------
5 years                                                   6.30%
--------------------------------------------------------------------------------
Since inception (6/94)                                    8.50%
--------------------------------------------------------------------------------

     Holdings on the equity side that contributed to performance represented a variety of industries. Many financial services firms benefited from lower interest rates, and those in the portfolio were also aided by solid fundamentals and high credit quality --- qualities that we specifically emphasize when selecting stocks from this area. Additionally, investors found these companies' defensive nature attractive throughout much of the period in the face of an uncertain economic environment. As a result, companies such as Lehman Brothers Holdings edged higher during the challenging first half.

     Other noteworthy contributors for the period were consumer staples names like Philip Morris, which advanced due to its strong brand identity and appeal as a stable play, and consumer cyclicals company Lowe's Cos, which gained considerable ground as it continued to close the valuation gap with its main rival.

     The fixed-income portion of the portfolio experienced mixed results, providing ballast in the first quarter only to lose traction in the second. Indeed, Treasuries fared well early on as investors sought "safe haven" investments; yet by the second quarter, talk of a rebound propelled many investors into equities and out of bonds. Also, worries that the quarter-point rate cut at the end of June might signal an end to the Fed's aggressive easing actions caused bonds to decline sharply in the final days of the half. Beginning at the end of 2000 and continuing into the first quarter of 2001, we started shortening the average duration of our fixed-income holdings, selling off longer bonds to minimize the hit from the yield curve shift.

     Our asset allocation continues to favor equities -- a reflection of our belief that the economy has a good chance of improving later in the year. In addition to growing consumer confidence, forthcoming tax rebates, and the Federal Reserve rate cuts that we feel will likely take hold in the second half, lower oil and natural gas prices should help promote economic growth going forward.

FUND MANAGEMENT

CHARLES P. MAYER (EQUITY)
     Senior Vice President and Director of Value and Fixed-Income Investments, INVESCO Funds Group. BA, St. Peter's College; MBA, St. John's University. Joined INVESCO in 1993. Began investment career in 1969.

RICHARD R. HINDERLIE (FIXED-INCOME)
     Vice President, INVESCO Funds Group. BA, Pacific Lutheran University; MBA, Arizona State University. Joined INVESCO in 1993. Began investment career in 1973.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
TOTAL RETURN FUND
63.05  COMMON STOCKS
1.22   AIRLINES
       Continental Airlines Class B Shrs(a)                           5,300   $    261,025
==========================================================================================
0.92   ALUMINUM
       Alcoa Inc                                                      5,000        197,000
==========================================================================================
1.94   AUTOMOBILES
       Ford Motor                                                     6,440        158,102
       General Motors                                                 4,000        257,400
==========================================================================================
                                                                                   415,502
3.05   BANKS -- MONEY CENTER
       Bank of America                                                4,900        294,147
       JP Morgan Chase & Co                                           3,850        171,710
       Wells Fargo & Co                                               4,000        185,720
==========================================================================================
                                                                                   651,577
2.15   BANKS -- REGIONAL
       FleetBoston Financial                                          7,700        303,765
       Mellon Financial                                               3,400        156,400
==========================================================================================
                                                                                   460,165
0.69   BEVERAGES -- ALCOHOLIC
       Anheuser-Busch Cos                                             3,600        148,320
==========================================================================================
0.59   CABLE
       Comcast Corp Special Class A Shrs(a)                           2,900        125,860
==========================================================================================
1.09   CHEMICALS
       Dow Chemical                                                   7,000        232,750
==========================================================================================
0.53   CHEMICALS -- SPECIALTY
       Praxair Inc                                                    2,400        112,800
==========================================================================================
1.47   COMPUTER SOFTWARE & SERVICES
       Microsoft Corp(a)                                              4,300        313,900
==========================================================================================
1.06   COMPUTERS -- HARDWARE
       International Business Machines                                2,000        226,000
==========================================================================================
0.94   CONSUMER FINANCE
       Household International                                        3,000        200,100
==========================================================================================
0.87   CONTAINERS -- PAPER
       Temple-Inland Inc                                              3,500        186,515
==========================================================================================
0.32   ELECTRIC UTILITIES
       Reliant Energy                                                 2,100         67,641
==========================================================================================
4.15   ELECTRICAL EQUIPMENT
       Emerson Electric                                               1,600         96,800
       General Electric                                               8,500        414,375
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       SPX Corp(a)                                                    3,000   $    375,540
==========================================================================================
                                                                                   886,715
2.86   ELECTRONICS -- SEMICONDUCTORS
       Analog Devices(a)                                              4,000        173,000
       Intel Corp                                                     8,000        234,000
       Texas Instruments                                              6,500        204,750
==========================================================================================
                                                                                   611,750
0.69   EQUIPMENT -- SEMICONDUCTOR
       Applied Materials(a)                                           3,000        147,300
==========================================================================================
6.27   FINANCIAL -- DIVERSIFIED
       Capital One Financial                                          2,200        132,000
       Citigroup Inc                                                 11,713        618,915
       Fannie Mae                                                     2,100        178,815
       Freddie Mac                                                    2,500        175,000
       Stilwell Financial                                             7,000        234,920
==========================================================================================
                                                                                 1,339,650
1.26   FOODS
       Heinz (H J) Co                                                 6,600        269,874
==========================================================================================
4.86   HEALTH CARE DRUGS -- PHARMACEUTICALS
       American Home Products                                         3,000        175,320
       Bristol-Myers Squibb                                           4,000        209,200
       Merck & Co                                                     1,600        102,256
       Pfizer Inc                                                     6,000        240,300
       Pharmacia Corp                                                 2,200        101,090
       Schering-Plough Corp                                           5,800        210,192
==========================================================================================
                                                                                 1,038,358
1.17   HOUSEHOLD FURNISHINGS & APPLIANCES
       Whirlpool Corp                                                 4,000        250,000
==========================================================================================
0.96   HOUSEHOLD PRODUCTS
       Procter & Gamble                                               3,200        204,160
==========================================================================================
3.06   INSURANCE -- MULTI-LINE
       Allmerica Financial                                            3,000        172,500
       American International Group                                   2,600        223,600
       Lincoln National                                               5,000        258,750
==========================================================================================
                                                                                   654,850
1.16   INSURANCE -- PROPERTY & CASUALTY
       MGIC Investment                                                3,400        246,976
==========================================================================================
0.95   INSURANCE BROKERS
       Marsh & McLennan                                               2,000        202,000
==========================================================================================
1.98   INVESTMENT BANK/BROKER FIRM
       Lehman Brothers Holdings                                       3,000        233,250
       Morgan Stanley Dean Witter & Co                                2,950        189,478
==========================================================================================
                                                                                   422,728
0.29   MACHINE TOOLS
       Danaher Corp                                                   1,100         61,600
==========================================================================================
1.18   MANUFACTURING -- DIVERSIFIED
       Illinois Tool Works                                            4,000        253,200
==========================================================================================
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
0.58   METALS MINING
       Phelps Dodge                                                   3,000   $    124,500
==========================================================================================
5.20   OIL -- INTERNATIONAL INTEGRATED
       BP PLC Sponsored ADR Representing 6 Ord Shrs                   3,668        182,850
       Chevron Corp                                                   3,000        271,500
       Exxon Mobil                                                    5,000        436,750
       Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs         3,776        220,028
==========================================================================================
                                                                                 1,111,128
0.90   PAPER & FOREST PRODUCTS
       Bowater Inc                                                    4,300        192,382
==========================================================================================
0.62   RAILROADS
       Union Pacific                                                  2,400        131,784
==========================================================================================
0.53   REAL ESTATE INVESTMENT TRUST
       Equity Office Properties Trust                                 3,600        113,868
==========================================================================================
1.12   RETAIL -- GENERAL MERCHANDISE
       Target Corp                                                    6,900        238,740
==========================================================================================
1.99   TELECOMMUNICATIONS -- LONG DISTANCE
       AT&T Corp                                                      6,322        139,084
       Qwest Communications International                             3,129         99,721
       Sprint Corp                                                    8,700        185,832
==========================================================================================
                                                                                   424,637
2.72   TELEPHONE
       BellSouth Corp                                                 3,000        120,810
       SBC Communications                                             5,300        212,318
       Verizon Communications                                         4,640        248,240
==========================================================================================
                                                                                   581,368
1.71   TOBACCO
       Philip Morris                                                  7,200        365,400
==========================================================================================
       TOTAL COMMON STOCKS (COST $11,926,581)                                   13,472,123
==========================================================================================
28.49  FIXED INCOME SECURITIES
8.78   US Government Obligations
       US Treasury Bonds
         8.125%, 8/15/2019                                      $   300,000        373,455
         7.500%, 11/15/2016                                     $   500,000        582,157
         7.250%, 8/15/2022                                      $   200,000        231,897
         5.375%, 2/15/2031                                      $   200,000        189,594
       US Treasury Notes, 4.250%, 5/31/2003                     $   500,000        499,883
==========================================================================================
         TOTAL US GOVERNMENT OBLIGATIONS (Amortized Cost $1,863,913)             1,876,986
==========================================================================================
14.29  US GOVERNMENT AGENCY OBLIGATIONS
       Freddie Mac
         Gold, Participation Certificates
           6.000%, 5/1/2014                                     $   801,780        796,777
           6.000%, 5/1/2031                                     $   999,119        960,554
         Reference Notes, 5.750%, 7/15/2003                     $   435,000        443,545
       Government National Mortgage Association I
         Pass-Through Certificates, 6.000%, 1/15/2029           $   879,800        852,335
==========================================================================================
         TOTAL US GOVERNMENT AGENCY OBLIGATIONS (Amortized Cost $3,064,573)      3,053,211
==========================================================================================
                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
0.95   ASSET-BACKED SECURITIES
0.95   CONSUMER FINANCE
       Discover Card Master Trust I, Series 1998-7
         Class A, 5.600%, 5/15/2006 (Amortized Cost $201,262)   $   200,000   $    202,433
==========================================================================================
4.47   CORPORATE BONDS
0.48   BANKS -- MONEY CENTER
       Wells Fargo & Co, Sr Notes, 6.625%, 7/15/2004            $   100,000        103,611
==========================================================================================
0.94   BANKS -- REGIONAL
       Bayerische Landesbank, Sub Notes, 6.375%, 10/15/2005     $   100,000        102,159
       SunTrust Banks, Sr Notes, 6.250%, 6/1/2008               $   100,000         98,001
==========================================================================================
                                                                                   200,160
0.32   COMMERCIAL FINANCE
       CIT Group, Sr Notes, 7.625%, 8/16/2005                   $    65,000         68,864
==========================================================================================
0.48   FINANCIAL -- DIVERSIFIED
       Associates Corp of North America, Sr Notes, 6.375%,
         10/15/2002                                             $   100,000        102,211
==========================================================================================
0.47   HOUSEHOLD PRODUCTS
       Procter & Gamble, Notes, 5.250%, 9/15/2003               $   100,000        100,771
==========================================================================================
0.45   PERSONAL CARE
       Colgate-Palmolive Co, Medium-Term Notes, Series C,
         5.580%, 11/6/2008                                      $   100,000         97,060
==========================================================================================
0.49   RETAIL -- GENERAL MERCHANDISE
       Wal-Mart Stores, Sr Notes, 6.550%, 8/10/2004             $   100,000        103,973
==========================================================================================
0.40   TELECOMMUNICATIONS -- LONG DISTANCE
       Sprint Capital, Gtd Sr Notes, 6.875%, 11/15/2028         $   100,000         84,910
==========================================================================================
0.44   TELEPHONE
       GTE Northwest, Deb, Series D, 5.550%, 10/15/2008         $   100,000         94,122
==========================================================================================
         TOTAL CORPORATE BONDS (AMORTIZED COST $943,747)                           955,682
==========================================================================================
       TOTAL FIXED INCOME SECURITIES (AMORTIZED COST $6,073,495)                 6,088,312
==========================================================================================
8.46   SHORT-TERM INVESTMENTS
1.42   US GOVERNMENT AGENCY OBLIGATIONS
       Fannie Mae, Benchmark Notes, 5.375%, 3/15/2002
        (Amortized Cost $296,994)                               $   300,000        303,041
==========================================================================================
7.04   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/29/2001
         due 7/2/2001 at 3.880%, repurchased at $1,505,487
         (Collateralized by US Treasury Bonds, due 8/15/2019
         at 8.125%, value $1,537,037) (Cost $1,505,000)         $ 1,505,000      1,505,000
==========================================================================================
       TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $1,801,994)                  1,808,041
==========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $19,802,070)
       (Cost for Income Tax Purposes $19,848,192)                             $ 21,368,476
==========================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED
                                                                           TOTAL
                                                                          RETURN
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $    19,802,070
================================================================================
  At Value(a)                                                    $    21,368,476
Receivables:
  Fund Shares Sold                                                         8,394
  Dividends and Interest                                                  86,451
Prepaid Expenses and Other Assets                                            931
================================================================================
TOTAL ASSETS                                                          21,464,252
================================================================================
LIABILITIES
Payables:
  Custodian                                                                4,128
  Investment Securities Purchased                                        193,443
  Fund Shares Repurchased                                                  2,374
Accrued Expenses and Other Payables                                        9,943
================================================================================
TOTAL LIABILITIES                                                        209,888
================================================================================
NET ASSETS AT VALUE                                              $    21,254,364
================================================================================
NET ASSETS

Paid-in Capital(b)                                               $    20,949,358
Accumulated Undistributed Net Investment Income                          710,909
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                       (1,972,309)
Net Appreciation of Investment Securities                              1,566,406
================================================================================
NET ASSETS AT VALUE                                              $    21,254,364
================================================================================
Shares Outstanding                                                     1,611,385
NET ASSET VALUE, Offering and Redemption Price per Share         $         13.19
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $1,505,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED
                                                                           TOTAL
                                                                          RETURN
                                                                            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $       116,028
Interest                                                                 229,119
  Foreign Taxes Withheld                                                   (639)
================================================================================
  TOTAL INCOME                                                           344,508
================================================================================
EXPENSES
Investment Advisory Fees                                                  78,815
Administrative Services Fees                                              32,848
Custodian Fees and Expenses                                                4,668
Directors' Fees and Expenses                                               4,800
Professional Fees and Expenses                                             8,319
Registration Fees and Expenses                                                20
Reports to Shareholders                                                    6,029
Transfer Agent Fees                                                        2,500
Other Expenses                                                             2,409
================================================================================
  TOTAL EXPENSES                                                         140,408
  Fees and Expenses Absorbed by Investment Adviser                      (18,931)
  Fees and Expenses Paid Indirectly                                        (706)
================================================================================
     NET EXPENSES                                                        120,771
================================================================================
NET INVESTMENT INCOME                                                    223,737
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                             (262,725)
Change in Net Depreciation of Investment Securities                      (8,232)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                      (270,957)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $      (47,220)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
TOTAL RETURN FUND


                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                         JUNE 30     DECEMBER 31
--------------------------------------------------------------------------------
                                                            2001            2000
                                                       UNAUDITED
OPERATIONS
Net Investment Income                              $     223,737   $     488,322
Net Realized Loss on Investment Securities and
  Foreign Currency Transactions                        (262,725)     (1,709,203)
Change in Net Depreciation of Investment Securities      (8,232)         266,751
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS              (47,220)       (954,130)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                          0        (86,085)
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                                0       (815,306)
In Excess of Net Realized Gain on Investment Securities        0     (1,709,313)
================================================================================
TOTAL DISTRIBUTIONS                                            0     (2,610,704)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                          4,660,442       6,107,453
Reinvestment of Distributions                                  0       2,610,704
================================================================================
                                                       4,660,442       8,718,157
Amounts Paid for Repurchases of Shares               (3,209,874)    (13,041,154)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                         1,450,568     (4,322,997)
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                1,403,348     (7,887,831)
NET ASSETS
Beginning of Period                                   19,851,016      27,738,847
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $710,909 and $487,172,
  respectively)                                    $  21,254,364   $  19,851,016
================================================================================

               --------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                              354,126         408,387
Shares Issued from Reinvestment of Distributions               0         202,985
================================================================================
                                                         354,126         611,372
Shares Repurchased                                     (245,925)       (888,271)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                   108,201       (276,899)
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund (the "Fund", presented herein) and Utilities Fund. The investment objective of the Fund is to seek a high total return on investment through capital appreciation and current income. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 2000, the Fund had $1,613,052 in net capital loss carryovers which expire in the year 2008.

To the extent future capital gains and income are offset by capital loss carryovers, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, mortgage-backed securities, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; reduced to 0.55% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisory fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fees") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2001.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $3,976,759 and $4,484,137 respectively. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $6,608,969 and $4,954,807, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $2,307,490 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $787,206, resulting in net appreciation of $1,520,284.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $115. Unfunded accrued pension costs of $122 and pension liability of $2,023 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
TOTAL RETURN FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                      ENDED
                                                    JUNE 30                           YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000         1999         1998         1997         1996
                                                  UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  13.21      $  15.58     $  16.58     $  15.81     $  13.21     $  12.14
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.12          0.33         0.41         0.37         0.36         0.36
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (0.14)        (0.73)       (0.98)         1.13         2.66         1.12
=============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (0.02)        (0.40)       (0.57)         1.50         3.02         1.48
=============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                   0.00          0.06         0.37         0.36         0.34         0.36
In Excess of Net Investment Income                     0.00          0.00         0.00         0.00         0.00         0.05
Distributions from Capital Gains                       0.00          0.62         0.06         0.37         0.08         0.00
In Excess of Capital Gains                             0.00          1.29         0.00         0.00         0.00         0.00
=============================================================================================================================
TOTAL DISTRIBUTIONS                                    0.00          1.97         0.43         0.73         0.42         0.41
=============================================================================================================================
Net Asset Value -- End of Period                   $  13.19      $  13.21     $  15.58     $  16.58     $  15.81     $  13.21
=============================================================================================================================

TOTAL RETURN(a)                                  (0.15%)(b)       (2.17%)      (3.40%)        9.56%       22.91%       12.18%
 .
RATIOS

Net Assets -- End of Period ($000 Omitted)         $ 21,254      $ 19,851     $ 27,739     $ 35,630     $ 23,268     $ 13,513
Ratio of Expenses to Average Net Assets(c)(d)      0.57%(b)         1.21%        1.17%        1.01%        0.92%        0.94%
Ratio of Net Investment Income
  to Average Net Assets(d)                         1.06%(b)         2.38%        2.14%        2.50%        3.07%        3.44%
Portfolio Turnover Rate                              47%(b)          103%          36%          17%          27%          12%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2001, and the years ended December 31, 2000, 1998, 1997, and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.66%, 1.44%, 1.01%, 1.10% and 1.30%, respectively, and ratio of net investment income to average net assets would have been 0.97%, 2.15%, 2.50%, 2.89%, and 3.08%, respectively.

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Total Return Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                         WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST         ABSTAIN         TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews          1,543,342             0          73,300     1,616,642
Bob R. Baker               1,543,671             0          72,971     1,616,642
Charles W. Brady           1,543,671             0          72,971     1,616,642
Lawrence H. Budner         1,543,671             0          72,971     1,616,642
James T. Bunch             1,543,671             0          72,971     1,616,642
Fred A. Deering            1,543,671             0          72,971     1,616,642
Wendy L. Gramm             1,543,342             0          73,300     1,616,642
Richard W. Healey          1,543,671             0          72,971     1,616,642
Gerald J. Lewis            1,543,671             0          72,971     1,616,642
John W. McIntyre           1,543,671             0          72,971     1,616,642
Larry Soll                 1,543,671             0          72,971     1,616,642
Mark H. Williamson         1,543,671             0          72,971     1,616,642

Proposal 2                 1,438,673       111,508          66,461     1,616,642

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S92 9178 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-UTILITIES FUND






                                      SEMI
                                       ANN
                                       UAL












SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-UTILITIES FUND

     The line graph below illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH: VIF - UTILITIES FUND

     This line graph compares the value of a $10,000 investment in VIF - Utilities Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the S&P Utilities Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Utilities Fund      S&P 500 Index(2)    S&P Utilities Index(2)

1/95        $10,000                   $10,000             $10,000

6/95        $10,110                   $12,019             $11,484

6/96        $11,814                   $15,142             $14,120

6/97        $13,092                   $20,393             $14,889

6/98        $17,055                   $26,545             $19,392

6/99        $21,265                   $32,584             $21,063

6/00        $23,666                   $34,946             $21,880

6/01        $19,953                   $26,767             $26,537

     For the six-month period ended June 30, 2001, the value of your shares declined 16.48%, underperforming the 6.69% decline in the S&P 500 Index, as well as the 12.40% decline in the S&P Utilities Index, which is likely a more accurate benchmark for the fund. (Of course, past performance is no guarantee of future results.)(1),(2)

     Performance by utility stocks was mixed during the first half of the year as the power crisis in California spotlighted the disparity between electricity supply and demand. The fact that prices of the underlying commodities backed off their highs only increased investors' anxiety about the group's near-term prospects, and several of the fund's holdings, such as Duke Energy and Calpine Corp, declined sharply.

--------------------------------------------------------------------------------
                               VIF-UTILITIES FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                   (15.69%)
--------------------------------------------------------------------------------
5 years                                                   11.05%
--------------------------------------------------------------------------------
Since inception (1/95)                                    11.23%
--------------------------------------------------------------------------------

     The news was also poor for telecommunications-related utilities, many of which guided down earnings expectations. These pressures affected incumbent providers as well as competitive local exchange carriers (CLECs). The CLECs performed particularly poorly, as many of the sub-sector's weaker participants could not secure sufficient capital to fund their operations. Indeed, several CLECs declared bankruptcy during the period. Although the fund's exposure to this group is limited to only the highest quality, best-funded CLECs, such as Time Warner Telecom and Allegiance Telecom, this exposure hurt performance nonetheless.

     The fund also saw a few of its holdings resist the sector's weakness. Mirant Corp, formerly Southern Energy, which generates and distributes power around the world, advanced sharply after announcing it would likely grow faster than previously expected.

     The headlines and political rhetoric have started and will likely intensify as the summer progresses -- particularly when rolling blackouts occur in California. These developments will almost certainly keep energy stocks volatile for the near future. Telecommunications shares will also likely remain under pressure until we see meaningful, sustainable fundamental improvement from the sector.

     Over the long term, however, the outlook for utilities is quite bright. In the energy sector, the sensational headlines will become less frequent as the year progresses, and investors will again appreciate the attractive fundamentals this group possesses. Meanwhile, telecommunications companies will also see brighter days as the economy stabilizes. With these developments in mind, we remain optimistic about the fund's long-term prospects.

FUND MANAGEMENT

BRIAN HAYWARD, CFA
     Senior Vice President, INVESCO Funds Group. BA, MA, University of Missouri. Joined INVESCO in 1997. Began investment career in 1985.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P UTILITIES INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF EQUITIES IN THE UTILITY SECTOR OF THE S&P 500 INDEX. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
UTILITIES FUND
89.28  COMMON STOCKS
41.68  ELECTRIC UTILITIES
       AES Corp(a)                                                    5,000   $    215,250
       Alliant Energy                                                12,070        351,841
       Calpine Corp(a)                                               13,500        510,300
       Constellation Energy Group                                     7,900        336,540
       Dominion Resources                                             6,700        402,871
       Duke Energy                                                   13,352        520,862
       Exelon Corp                                                    7,812        500,905
       FPL Group                                                      2,500        150,525
       Mirant Corp(a)                                                13,800        474,720
       NiSource Inc                                                   7,234        197,705
       Pinnacle West Capital                                          8,700        412,380
       PPL Corp                                                       5,000        275,000
       Reliant Energy                                                 6,200        199,702
       Reliant Resources(a)                                          12,500        308,750
       SCANA Corp                                                     9,500        269,800
       TXU Corp                                                       8,300        399,977
==========================================================================================
                                                                                 5,527,128
0.74   IRON & STEEL
       Oregon Steel Mills                                            11,600         98,600
==========================================================================================
15.69  NATURAL GAS
       Dynegy Inc Class A Shrs                                        9,700        451,050
       El Paso                                                       12,249        643,562
       Enron Corp                                                     5,000        245,000
       Kinder Morgan Management LLC(a)                                2,000        137,000
       ONEOK Inc                                                     15,100        297,470
       Williams Cos                                                   9,300        306,435
==========================================================================================
                                                                                 2,080,517
2.70   OIL & GAS -- EXPLORATION & PRODUCTION
       NRG Energy(a)                                                 16,200        357,696
==========================================================================================
6.54   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Cable & Wireless PLC                                          40,600        238,820
       Crown Castle International(a)                                  9,100        149,240
       Nextel Communications Class A Shrs(a)                         11,900        208,250
       Nextel Partners Class A Shrs(a)                               10,100        156,752
       Vodafone Group PLC                                            51,684        114,484
==========================================================================================
                                                                                   867,546
5.03   TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                                         24,700        370,253

                                                                   SHARE OR
                                                                  PRINCIPAL
%      DESCRIPTION                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
       Qwest Communications International                             9,301   $    296,423
==========================================================================================
                                                                                   666,676
16.90  TELEPHONE
       ALLTEL Corp                                                    5,200        318,552
       Amdocs Ltd(a)                                                  5,700        306,945
       AT&T Canada Class B Depository Receipts(a)                     2,900         87,377
       BellSouth Corp                                                 9,040        364,041
       COLT Telecom Group PLC Sponsored ADR Representing
         4 Ord Shrs(a)                                                1,600         44,800
       McLeodUSA Inc Class A Shrs(a)                                 22,600        103,734
       SBC Communications                                             7,406        296,684
       Telefonica SA Sponsored ADR Representing 3 Ord Shrs(a)         5,883        219,083
       Time Warner Telecom Class A Shrs(a)                            7,000        234,640
       Verizon Communications                                         3,433        183,666
       WorldCom Inc-WorldCom Group(a)                                 5,795         82,289
==========================================================================================
                                                                                 2,241,811
       TOTAL COMMON STOCKS (COST $11,041,376)                                   11,839,974
==========================================================================================
10.72  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/29/2001
         due 7/2/2001 at 3.880%, repurchased at $1,422,460
         (Collateralized by US Treasury Bonds, due 8/15/2019
         at 8.125%, value $1,454,126) (Cost $1,422,000)          $1,422,000      1,422,000
==========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $12,463,376)
       (Cost for Income Tax Purposes $12,515,570)                             $ 13,261,974
==========================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED


                                                                       UTILITIES
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $    12,463,376
================================================================================
  At Value(a)                                                    $    13,261,974
Foreign Currency (Cost $1,007)                                               962
Receivables:
  Investment Securities Sold                                              81,901
  Fund Shares Sold                                                       186,375
  Dividends and Interest                                                  14,919
Prepaid Expenses and Other Assets                                            479
================================================================================
TOTAL ASSETS                                                          13,546,610
================================================================================
LIABILITIES
Payables:
  Custodian                                                                5,020
  Investment Securities Purchased                                        182,989
  Fund Shares Repurchased                                                    147
Accrued Expenses and Other Payables                                        8,367
================================================================================
TOTAL LIABILITIES                                                        196,523
================================================================================
NET ASSETS AT VALUE                                              $    13,350,087
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $    12,420,291
Accumulated Undistributed Net Investment Income                          155,097
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions               (23,859)
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                                  798,558
================================================================================
NET ASSETS AT VALUE                                              $    13,350,087
================================================================================
Shares Outstanding                                                       759,039
NET ASSET VALUE, Offering and Redemption Price per Share         $         17.59
================================================================================

(a) Investment securities at cost and value at June 30, 2001 includes a repurchase agreement of $1,422,000.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED

                                                                       UTILITIES
                                                                            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $        94,015
Interest                                                                  31,543
  Foreign Taxes Withheld                                                    (57)
================================================================================
  TOTAL INCOME                                                           125,501
================================================================================
EXPENSES
Investment Advisory Fees                                                  37,772
Administrative Services Fees                                              21,683
Custodian Fees and Expenses                                                4,640
Directors' Fees and Expenses                                               4,675
Professional Fees and Expenses                                             8,241
Registration Fees and Expenses                                                24
Reports to Shareholders                                                   13,595
Transfer Agent Fees                                                        2,500
Other Expenses                                                               465
================================================================================
  TOTAL EXPENSES                                                          93,595
  Fees and Expenses Absorbed by Investment Adviser                      (20,823)
  Fees and Expenses Paid Indirectly                                        (365)
================================================================================
     NET EXPENSES                                                         72,407
================================================================================
NET INVESTMENT INCOME                                                     53,094
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                                 (67,285)
  Foreign Currency Transactions                                            5,203
================================================================================
     Total Net Realized Loss                                            (62,082)
================================================================================
Change in Net Depreciation of:
  Investment Securities                                              (2,268,560)
  Foreign Currency Transactions                                         (19,242)
================================================================================
     Total Net Depreciation                                          (2,287,802)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                                  (2,349,884)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $   (2,296,790)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
UTILITIES FUND

                                                                     SIX MONTHS            YEAR
                                                                          ENDED           ENDED
                                                                        JUNE 30     DECEMBER 31
-----------------------------------------------------------------------------------------------
                                                                           2001            2000
                                                                      UNAUDITED
OPERATIONS
Net Investment Income                                              $     53,094   $     102,327
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                                    (62,082)          43,748
Change in Net Appreciation (Depreciation) of Investment Securities
  and Foreign Currency Transactions                                 (2,287,802)         358,590
===============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               (2,296,790)         504,665
===============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                         0        (14,611)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                          0       (499,901)
===============================================================================================
TOTAL DISTRIBUTIONS                                                           0       (514,512)
===============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                         6,713,879       7,965,982
Reinvestment of Distributions                                                 0         514,512
===============================================================================================
                                                                      6,713,879       8,480,494
Amounts Paid for Repurchases of Shares                              (3,366,614)     (5,308,217)
===============================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                        3,347,265       3,172,277
===============================================================================================
Total Increase in Net Assets                                          1,050,475       3,162,430
NET ASSETS
Beginning of Period                                                  12,299,612       9,137,182
End of Period (Including Accumulated Undistributed
  Net Investment Income of $155,097 and $102,003, respectively)    $ 13,350,087   $  12,299,612
===============================================================================================

                       ------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                             343,692         362,828
Shares Issued from Reinvestment of Distributions                              0          26,251
===============================================================================================
                                                                        343,692         389,079
Shares Repurchased                                                    (168,794)       (240,655)
===============================================================================================
NET INCREASE IN FUND SHARES                                             174,898         148,424
===============================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund (the "Fund", presented herein). The investment objective of the Fund is to seek capital appreciation and income through investments in a specific business sector. The INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $26,086 to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for the Fund was based on the annual rate of 0.60% on the first $500 million of average net assets; reduced to 0.55% on the next $500 million of average net assets; reduced to 0.45% of average net assets in excess of $1 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisory fee for the Fund is based on the annual rate of 0.60% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2001.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $4,853,655 and $1,866,453, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $1,652,163 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $905,759, resulting in net appreciation of $746,404.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001

Pension expenses for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations were $66. Unfunded accrued pension costs of $0 and pension liability of $455 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Fund has entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At June 30, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
UTILITIES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                      ENDED
                                                    JUNE 30                           YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000         1999         1998         1997         1996
                                                  UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period           $    21.06     $   20.97   $    17.78    $   14.40    $   11.95     $  10.84
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.03          0.17         0.22         0.25         0.31         0.13
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (3.50)          0.87         3.17         3.41         2.48         1.26
=============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (3.47)          1.04         3.39         3.66         2.79         1.39
=============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                   0.00          0.03         0.20         0.24         0.29         0.13
In Excess of Net Investment Income                     0.00          0.00         0.00         0.00         0.00         0.01
Distributions from Capital Gains                       0.00          0.92         0.00         0.03         0.05         0.14
In Excess of Capital Gains                             0.00          0.00         0.00         0.01         0.00         0.00
=============================================================================================================================
TOTAL DISTRIBUTIONS                                    0.00          0.95         0.20         0.28         0.34         0.28
=============================================================================================================================
Net Asset Value -- End of Period                 $    17.59     $   21.06   $    20.97    $   17.78    $   14.40     $  11.95
=============================================================================================================================

TOTAL RETURN(a)                                 (16.48%)(b)         5.28%       19.13%       25.48%       23.41%       12.76%

RATIOS
Net Assets -- End of Period ($000 Omitted)       $   13,350     $  12,300   $    9,137    $   6,993    $   4,588     $  2,660
Ratio of Expenses to Average Net Assets(c)(d)      0.58%(b)         1.22%        1.20%        1.08%        0.99%        1.16%
Ratio of Net Investment Income
  to Average Net Assets(d)                         0.42%(b)         0.94%        1.15%        1.73%        2.92%        2.92%
Portfolio Turnover Rate                              16%(b)           50%          40%          35%          33%          48%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2001 and the years ended December 31, 2000, 1999, 1998, 1997, and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.74%, 1.41%, 1.53%, 1.60%, 2.07% and 5.36%, respectively, and ratio of net investment income
    (loss) to average net assets would have been 0.26%, 0.75%, 0.82%, 1.21%, 1.84% and (1.28%), respectively.

OTHER INFORMATION
AUDITED

On June 14, 2001, a special meeting of the shareholders of the Fund was held at which the twelve directors (Proposal 1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Utilities Fund and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN            TOTAL
--------------------------------------------------------------------------------
Proposal 1
Victor L. Andrews            624,354             0        5,733          630,087
Bob R. Baker                 624,354             0        5,733          630,087
Charles W. Brady             624,354             0        5,733          630,087
Lawrence H. Budner           624,354             0        5,733          630,087
James T. Bunch               624,354             0        5,733          630,087
Fred A. Deering              624,354             0        5,733          630,087
Wendy L. Gramm               624,354             0        5,733          630,087
Richard W. Healey            624,354             0        5,733          630,087
Gerald J. Lewis              624,354             0        5,733          630,087
John W. McIntyre             624,354             0        5,733          630,087
Larry Soll                   624,354             0        5,733          630,087
Mark H. Williamson           624,354             0        5,733          630,087

Proposal 2                   543,909        57,815       28,363          630,087

                                YOU SHOULD
                               KNOW WHAT
                                INVESCO KNOWS(R)













[INVESCO ICON]INVESCO FUNDS(R)

We're easy to stay in touch with:
1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



S94 9188 7/01

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-DYNAMICS FUND
VIF-FINANCIAL SERVICES FUND
VIF-HEALTH SCIENCES FUND
VIF-TECHNOLOGY FUND
VIF-TELECOMMUNICATIONS FUND




                                      SEMI
                                       ANN
                                       UAL










SEMIANNUAL REPORT | JUNE 30, 2001   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                       July  2001

     Equity market performance so far this year has truly been a tale of two quarters. In the first quarter, the declines of 2000 carried over into the New Year, despite the Federal Reserve initiating a campaign to lower interest rates and stimulate the economy. Indeed, negative news captured investors' attention. Corporate America began to feel the effects of the slowing economy, and profit warnings became a daily occurrence. Perhaps no sector felt the economic pinch more sharply than telecommunications, which saw waning demand for services and products, excess inventories and, in some sub-sectors, funding concerns and bankruptcies.

     On the economic front, the first quarter's news painted a fairly grim picture. Unemployment ticked higher and manufacturing slumped abruptly. Corporate lay-off announcements were common. As a result of these developments, the "R" word (recession) surfaced with increasing frequency in discussions of the economic outlook. Surprisingly, however, consumers seemed somewhat immune to the problems plaguing corporations, and consumer spending remained robust while the housing market stayed strong relative to historical comparisons.

     In the second quarter, the Fed's rate cuts fanned hopes about a second-half economic recovery. Although investor sentiment improved, corporations continued to report minimal visibility into the near-term business outlook. Meanwhile, economic data began to reveal a more stable business climate, with unemployment leveling and inflation remaining minimal. This data, along with the accommodating stance of the central bank, incited investors to bid stocks higher. By the end of June, stocks had recovered a portion of the first quarter's losses, but many of the broad market indexes remained in negative territory on a year-to-date basis.

VIF-DYNAMICS FUND

     The line graph on the right illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

     For the six-month period ended June 30, 2001, the value of VIF-Dynamics Fund shares declined by 19.06%, underperforming the S&P MidCap 400 Index, which rose 0.97% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                                VIF-DYNAMICS FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01 (1)

1 year                                               (31.31%)
--------------------------------------------------------------------------------
3 years                                                7.17%
--------------------------------------------------------------------------------
Since inception (8/97)                                11.09%
--------------------------------------------------------------------------------

     The fund's results were hurt by its holdings in the communication services and technology sectors, both of which were pressured by the slowing economy and investors' increased risk aversion. Despite the business slowdown and the temporary inventory overhang that plagues both groups, we believe these problems have not damaged their long-term business prospects. In fact, by period end, the market had started to anticipate economic improvement, and technology shares rebounded.

     Outperforming sectors included leisure, transportation and consumer stocks. While health care and biotech stocks posted mixed results, the fund's weighting performed fairly well. For example, Forest Laboratories advanced after it continued to gain traction with both new and existing products, and Wall Street has started to take notice of the company's healthy long-term growth prospects.

LINE GRAPH: VIF - DYNAMICS FUND

     This line graph compares the value of a $10,000 investment in VIF - Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Dynamics Fund                 S&P MidCap 400 Index(2)

8/97        $10,000                             $10,000

6/98        $12,180                             $11,584

6/99        $14,850                             $13,574

6/00        $21,823                             $15,879

6/01        $14,992                             $17,287

     In the consumer sector, eBay Inc, the online auctioneer, rallied as it continued to build on its dominant U.S. market position through acquisitions in foreign markets. Furthermore, the company's business has proved surprisingly resilient during the economic slowdown, which has supported the stock in an otherwise difficult market for Internet stocks.

     Despite recent setbacks, we continue to believe the combined effect of the Federal Reserve's interest rate reductions, as well as the recently approved tax cut, will lead to an improving economy and a better stock market during the second half of the year. We have positioned the portfolio accordingly.

     Until the economy turns, volatility will likely persist as investors weigh corporate earnings against the promise of tomorrow. If there's an upside to the soft economy and the concurrent poor earnings results, it's that easy earnings comparisons are being established today -- meaning that the earnings growth off of today's base should be compelling in the coming years. With this in mind, we are confident the market will reward patient investors.

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]
TIMOTHY J. MILLER, CFA
     Chief Investment Officer, INVESCO Funds Group. BSBA, St. Louis University; MBA, University of Missouri. Joined INVESCO in 1992. Began investment career in 1979.

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]
THOMAS R. WALD, CFA
     Vice President, INVESCO Funds Group. BA, Tulane University; MBA, University of Pennsylvania. Joined INVESCO in 1997. Began investment career in 1988.

VIF-FINANCIAL SERVICES FUND

     The line graph on the right illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

     For the six-month period ended June 30, 2001, the value of your shares decreased 4.19%, outperforming the return of the S&P 500 Index, which lost 6.69% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

     The fund was aided during the first half by the Federal Reserve's aggressive easing actions. Businesses sensitive to interest rate changes, such as mortgage lending, benefited from these cuts, since they allowed banks to borrow short and lend long. Meanwhile, insurance companies also fared relatively well as investors sought refuge from the volatile market in these investments' perceived stability.

--------------------------------------------------------------------------------
                           VIF-FINANCIAL SERVICES FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                19.78%
--------------------------------------------------------------------------------
Since inception (9/99)                                17.26%
--------------------------------------------------------------------------------

     On the down side, investment banks were generally unproductive during the period. Minimal IPO activity and an uncertain environment for equities held most of these firms back. Brokerage house JP Morgan Chase & Co, for example, was punished for its sizeable capital markets exposure, while Lehman Brothers Holdings, in spite of a strong second quarter, finished the period essentially flat. Indeed, this was the story for many of our holdings, which were subjected to extremely challenging market conditions in the first quarter, and then a somewhat improving environment in the second.

LINE GRAPH: VIF - FINANCIAL SERVICES FUND

     This  line  graph  compares  the  value of a  $10,000  investment  in VIF -
Financial Services Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the S&P Financials Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Financial Services    S&P 500 Index(2)     S&P Financials
                  Fund                                       Index(2)

9/99        $10,000                     $10,000              $10,000

6/00        $11,080                     $11,438              $10,817

6/01        $13,272                     $9,743               $13,360

     Companies in the portfolio that consistently gained ground included life insurer John Hancock Financial Services, which was rewarded for relatively strong earnings and a lack of credit exposure, and Allstate Corp. In addition to benefiting from an environment favorable for insurers, Allstate was bolstered by a continuation of its improved pricing for personal auto insurance.

     Looking ahead, it's difficult to gauge the market's next move. The interest rate environment is excellent right now due to the decrease in rates. On the other hand, credit quality has been deteriorating, which may offset any positive impact from the Fed's easings. Therefore, we are looking for some clarity in credit quality, as this could bring an acceleration in earnings and ultimately lead to more attractive valuations.

     Of course, precisely when we might see a sustained improvement in conditions remains uncertain -- which only underscores the importance of maintaining a disciplined focus and long-term perspective. With this in mind, we will continue to do what we do best: carefully select high-quality companies with solid franchises, dominant market positions, and excellent long-term growth potential.

FUND MANAGEMENT

[PHOTOGRAPH OF JEFFREY G. MORRIS OMITTED]
JEFFREY G. MORRIS, CFA
     Vice President, INVESCO Funds Group. BS, Colorado State University; MS, University of Colorado-Denver. Joined INVESCO in 1991. Began investment career in 1991.

[PHOTOGRAPH OF JOSEPH W. SKORNICKA OMITTED]
JOSEPH W. SKORNICKA, CFA
     Portfolio Manager, INVESCO Funds Group. BA, Michigan State University; MBA, University of Michigan. Joined INVESCO in 20001. Began investment career in 1994.

VIF-HEALTH SCIENCES FUND

     The line graph on the right illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                            VIF-HEALTH SCIENCES FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                                    (3.57%)
--------------------------------------------------------------------------------
3 years                                                   11.64%
--------------------------------------------------------------------------------
Since inception (5/97)                                    16.85%
--------------------------------------------------------------------------------

     For the six-month period ended June 30, 2001, the value of your shares decreased 12.16%, underperforming the return of the S&P 500 Index, which suffered a decline of 6.69% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

     In the first half's volatile environment, the health care sector saw investors vacillate between a range of sub-sectors -- most notably pharmaceutical and biotechnology stocks. The former fared better early on, when more defensive drug companies were deemed relatively stable investments. However, thanks to a strong Nasdaq Composite Index(2) surge in April and early May, biotechnology issues gained ground throughout the majority of the second quarter, reversing this trend.

     At the conclusion of the half, the fund's exposure to large, diversified pharmaceutical holdings had detracted from performance in most cases. Unable to escape the broad market sell-off late in the first quarter, and further hampered by investors' renewed interest in more growth-oriented stocks in the second, holdings such as Pfizer Inc ultimately lost ground. This occurred in spite of Pfizer's high growth rate, strong stable of existing products, and promising pipeline of drugs under development.

LINE GRAPH: VIF - HEALTH SCIENCES FUND

     This line graph compares the value of a $10,000 investment in VIF - Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Health Sciences Fund          S&P 500 Index(2)

5/97        $10,000                             $10,000

6/97        $10,000                             $10,445

6/98        $13,630                             $13,596

6/99        $15,111                             $16,689

6/00        $19,666                             $17,899

6/01        $18,964                             $15,247

     Conversely, some of the fund's biotechnology holdings came through the volatility having edged higher. However, the true standouts for the period emerged from an area called "specialty pharmaceuticals." Representing this industry are smaller firms that either create and market a tighter range of targeted drugs or specialize in producing generic versions of popular medications.

     Mid-cap concern King Pharmaceuticals, for example, turned in a solid performance, thanks to continued sales growth in its branded drug products. King's cardiovascular drug Altace received an improved label from the FDA regarding mortality and heart attack prevention during the period, and the fact that all of the firm's sales transpire within the United States also proved beneficial. Indeed, King did not fall prey to the strength of the U.S. dollar, which caused significant currency losses for larger pharmaceutical companies exporting their products.

     Looking ahead, we remain bullish on these specialty pharmaceuticals. We also believe that signs of the market's movement toward recovery could cause biotechnology companies to prosper during the second half of the year. Therefore, we recently increased our biotech exposure, focusing as we always do on companies less speculative in nature with products already on the market or in late-stage trials. Meanwhile, our view toward large, diversified pharmaceuticals has grown less positive, as products have been dropping out of many such firms' pipelines and a negative preannouncement in June from a bellwether pharmaceutical company somewhat dampened our expectations.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]
THOMAS R. WALD, CFA
     Vice President, INVESCO Funds Group. BA, Tulane University; MBA, University of Pennsylvania. Joined INVESCO in 1997. Began investment career in 1988.

VIF-TECHNOLOGY FUND

     The line graph at the top right illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                               VIF-TECHNOLOGY FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01 (1)

1 year                                                (55.07%)
--------------------------------------------------------------------------------
3 years                                                12.38%
--------------------------------------------------------------------------------
Since inception (5/97)                                 17.51%
--------------------------------------------------------------------------------

     For the six-month period ended June 30, 2001, the value of your shares declined 32.15%, significantly underperforming the 6.69% drop in the S&P 500 Index and the 12.53% fall in the Nasdaq Composite Index, an index that is perhaps a more appropriate benchmark as it is heavily weighted in technology. (Of course, past performance is no guarantee of future results.)(1),(2)

     The first three months of the period were marred by report after report that business -- particularly in the tech sector -- was slowing. With investors already feeling risk averse and technology stocks having endured a sharp valuation correction during 2000, the market did not react well to the bad news and technology stocks continued their declines. This uncertainty cast a shadow over the entire technology area, even affecting sub-sectors -- such as software and data storage -- that previously withstood the correction.

LINE GRAPH:   VIF-TECHNOLOGY FUND

     This line graph compares the value of a $10,000 investment in VIF - Technology Fund to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Technology Fund               S&P 500 Index(2)

5/97        $10,000                             $10,000

6/98        $13,680                             $13,596

6/99        $20,497                             $16,689

6/00        $43,207                             $17,899

6/01        $19,414                             $15,247

     In the second quarter, sentiment improved, buoyed by the Federal Reserve's efforts to lower interest rates and stoke the economic engine. As investors became more optimistic about an economic recovery during the second half of the year, they bid tech stocks sharply higher, providing a nice tailwind for the fund's holdings. Making solid contributions to the fund's performance were its software and semiconductor holdings. We believe these two industries will be among the first to rebound when the economy and the stock market recovers.

     On the downside, the fund's exposure to telecommunication services and equipment stocks held back performance, as these groups were plagued by an uncertain financial outlook, excess inventories and, in some cases, funding worries and bankruptcies.

     Going forward, companies continue to have little visibility in their near-term business outlook. Consequently, we expect volatility to be the order of the day as confidence remains low, and the economic data and corporate profit reports have painted a mixed picture.

     The fund remains positioned in the companies that we believe will dominate their respective markets during the next upcycle. We continue to closely monitor the fundamentals driving our holdings, and this bottom-up research gives us confidence that we are positioned in strong stocks -- those that will outperform as the market rebounds.

FUND MANAGEMENT

[PHOTOGRAPH OF WILLIAM R. KEITHLER OMITTED]
WILLIAM R. KEITHLER, CFA
     Senior Vice President and Director of Sector Management, INVESCO Funds Group. BA, Webster College; MS, University of Wisconsin-Madison. Joined INVESCO in 1998. Began investment career in 1982.

VIF-TELECOMMUNICATIONS FUND

     The line graph to the right illustrates, for the period from inception through June 30, 2001, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

     For the six-month period ended June 30, 2001, the value of your shares declined 33.86%, compared to a 6.69% drop in the S&P 500 Index and a 12.53% decline in the Nasdaq Composite. (Of course, past performance is no guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                           VIF-TELECOMMUNICATIONS FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/01(1)

1 year                                               (55.93%)
--------------------------------------------------------------------------------
Since inception (9/99)                               (11.59%)
--------------------------------------------------------------------------------

     The declines endured by equity markets during 2000 left investors extremely risk averse as we entered 2001. Compounding this poor investor sentiment was the threat of the slowing economy and corporate profit warnings. The telecommunications sector felt these concerns acutely. In addition to the pressure provided by the economic downturn, many sub-sectors, particularly the alternative telecom services providers, had difficulties raising money to fund their operations.

     The economic slowdown had other effects as well. For example, economic worries prompted many companies to reconsider the amount they planned to spend on telecommunications equipment. Many equipment providers were already struggling with excess component inventories, and the decrease in spending only exacerbated the problem. The slowdown in demand for their services, coupled with the funding issues, led to several high-profile bankruptcies in the sector.

     Most of the telecommunications sector had a poor first half relative to the broader market. The fund saw declines in a wide range of sub-sectors, including regional Bell operating companies, competitive local exchange carriers, wireless and telecom equipment makers.

     One of the fund's few bright spots was its cable holdings, such as AOL Time Warner. The industry generally performed well as investors found the recession-resistant nature of the cable industry's revenues attractive. Further supporting AOL's shares were the company's announcement that it would raise subscription rates for its Internet access service. We believe the price increase will be positive for the company.

LINE GRAPH: VIF - TELECOMMUNICATIONS FUND

     This line graph compares the value of a $10,000 investment in VIF - Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index(2) and a $10,000 investment in the MSCI-EAFE Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/01.

            VIF - Telecommunications
            Fund                         S&P 500 Index(2)     MSCI-EAFE Index(2)

9/99        $10,000                      $10,000              $10,000

6/00        $18,230                      $11,438              $11,243

6/01        $8,034                       $9,743               $8,586

     Over the next few months, the going could remain difficult. The economic slowdown has clearly affected the sector's sales and profits. Consequently, investor enthusiasm for the group will likely stay muted until it shows meaningful, sustainable improvement. Nevertheless, we remain optimistic that corporate telecommunications spending will increase over the next several years, which should translate into sustainable growth for select companies.

FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD OMITTED]
BRIAN HAYWARD, CFA
     Senior Vice President, INVESCO Funds Group. BA, MA, University of Missouri. Joined INVESCO in 1997. Began investment career in 1985.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE S&P 500 INDEX IS AN  UNMANAGED  INDEX  CONSIDERED  REPRESENTATIVE  OF THE
PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE S&P FINANCIALS INDEX IS AN UNMANAGED INDEX OF FINANCIAL SERVICES STOCKS. THE S&P 400 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE STOCKS OF 400 MEDIUM SIZED COMPANIES. THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY OTHER MARKET INDEX.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATION.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
DYNAMICS FUND
88.59  COMMON STOCKS
1.60   BANKS -- REGIONAL
       Banknorth Group                                                                 25,300   $    573,045
       Northern Trust                                                                  23,080      1,442,500
       Synovus Financial                                                               28,000        878,640
============================================================================================================
                                                                                                   2,894,185
4.50   BIOTECHNOLOGY -- HEALTH CARE
       Genzyme Corp-General Division(a)                                                41,800      2,549,800
       Gilead Sciences(a)                                                              11,800        686,642
       Human Genome Sciences(a)                                                        13,500        813,375
       IDEC Pharmaceuticals(a)                                                         10,300        697,207
       MedImmune Inc(a)                                                                20,800        981,760
       Millennium Pharmaceuticals(a)                                                   25,480        906,578
       Protein Design Labs(a)                                                          17,300      1,500,948
============================================================================================================
                                                                                                   8,136,310
1.91   BROADCASTING
       Cox Radio Class A Shrs(a)                                                       10,100        281,285
       EchoStar Communications Class A Shrs(a)                                         40,380      1,309,120
       Entercom Communications(a)                                                      29,300      1,570,773
       Hispanic Broadcasting(a)                                                        10,340        296,655
============================================================================================================
                                                                                                   3,457,833
1.94   CABLE
       CableVision Systems Class A Shrs(a)                                             18,970      1,109,745
       CableVision Systems-Rainbow Media Group(a)                                      18,685        482,073
       USA Networks(a)                                                                 68,220      1,910,160
============================================================================================================
                                                                                                   3,501,978
4.07   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Asia Global Crossing Ltd Class A Shrs(a)                                        75,800        451,010
       CIENA Corp(a)                                                                   36,330      1,380,540
       Comverse Technology(a)                                                          20,700      1,181,970
       Digital Lightwave(a)                                                             4,400        162,624
       Finisar Corp(a)                                                                 51,300        958,284
       New Focus(a)                                                                    34,800        287,100
       Newport Corp                                                                    23,600        625,400
       Research in Motion Ltd(a)                                                       39,200      1,264,200
       Sonus Networks(a)                                                               45,100      1,053,536
============================================================================================================
                                                                                                   7,364,664
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
10.53  COMPUTER SOFTWARE & SERVICES
       Adobe Systems                                                                   34,200   $  1,607,400
       Art Technology Group(a)                                                         25,000        145,000
       BEA Systems(a)                                                                  46,500      1,428,015
       Check Point Software Technologies Ltd(a)                                        33,000      1,668,810
       Intuit Inc(a)                                                                   21,220        848,588
       i2 Technologies(a)                                                              63,990      1,267,002
       Liberate Technologies(a)                                                        45,000        492,750
       Macromedia Inc(a)                                                               10,100        181,800
       Mercury Interactive(a)                                                          27,620      1,654,438
       Micromuse Inc(a)                                                                32,900        920,871
       Openwave Systems(a)                                                             37,811      1,312,042
       PeopleSoft Inc(a)                                                               18,000        886,140
       Peregrine Systems(a)                                                            32,600        945,400
       Quest Software(a)                                                               44,100      1,664,775
       Rational Software(a)                                                            64,800      1,817,640
       Siebel Systems(a)                                                               18,740        878,906
       webMethods Inc(a)                                                               62,300      1,319,514
============================================================================================================
                                                                                                  19,039,091
1.49   COMPUTER SYSTEMS
       Brocade Communications Systems(a)                                               42,860      1,885,411
       McDATA Corp
         Class A Shrs(a)                                                               17,800        312,390
         Class B Shrs(a)(b)                                                            22,900        500,136
============================================================================================================
                                                                                                   2,697,937
1.66   COMPUTERS -- NETWORKING
       Extreme Networks(a)                                                             36,160      1,066,720
       ONI Systems(a)                                                                  48,300      1,347,570
       Redback Networks(a)                                                             47,760        426,019
       Sycamore Networks(a)                                                            17,200        160,304
============================================================================================================
                                                                                                   3,000,613
1.04   COMPUTERS -- PERIPHERALS
       NVIDIA Corp(a)                                                                  20,200      1,873,550
============================================================================================================
1.45   CONSUMER FINANCE
       AmeriCredit Corp(a)                                                             17,500        909,125
       USA Education                                                                   23,500      1,715,500
============================================================================================================
                                                                                                   2,624,625
2.31   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                                                23,100      1,189,650
       Flextronics International Ltd(a)                                                27,780        725,336
       Molex Inc                                                                       26,837        980,356
       Power-One Inc(a)                                                                53,000        881,920
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
       Sanmina Corp(a)                                                                 16,620   $    389,074
============================================================================================================
                                                                                                   4,166,336
10.78  ELECTRONICS -- SEMICONDUCTORS
       Advanced Micro Devices(a)                                                       39,200      1,132,096
       Altera Corp(a)                                                                  53,680      1,556,720
       Analog Devices(a)                                                               28,200      1,219,650
       Applied Micro Circuits(a)                                                       64,800      1,114,560
       Cree Inc(a)                                                                     32,000        836,640
       Cypress Semiconductor(a)                                                        29,000        691,650
       GlobeSpan Inc(a)                                                                35,750        521,950
       Integrated Device Technology(a)                                                 14,500        459,505
       Linear Technology                                                               26,780      1,184,212
       LSI Logic(a)                                                                    14,300        268,840
       Maxim Integrated Products(a)                                                    27,860      1,231,691
       Microchip Technology(a)                                                         37,955      1,268,836
       Micron Technology(a)                                                            39,100      1,607,010
       PMC-Sierra Inc(a)                                                               13,100        407,017
       QLogic Corp(a)                                                                  22,100      1,424,345
       RF Micro Devices(a)                                                             44,100      1,189,377
       TranSwitch Corp(a)                                                              57,800        635,800
       Vitesse Semiconductor(a)                                                        46,820        985,093
       Xilinx Inc(a)                                                                   42,690      1,760,536
============================================================================================================
                                                                                                  19,495,528
0.28   ENGINEERING & CONSTRUCTION
       Fluor Corp                                                                      11,200        505,680
============================================================================================================
0.24   ENTERTAINMENT
       Gemstar-TV Guide International(a)                                               10,340        440,484
============================================================================================================
1.93   EQUIPMENT -- SEMICONDUCTOR
       ASM Lithography Holding NV-New York Registered Shrs(a)                          35,500        789,875
       KLA-Tencor Corp(a)                                                              13,800        806,886
       Novellus Systems(a)                                                             29,700      1,686,663
       Teradyne Inc(a)                                                                  6,300        208,530
============================================================================================================
                                                                                                   3,491,954
2.35   FINANCIAL -- DIVERSIFIED
       Ambac Financial Group                                                            8,900        517,980
       Capital One Financial                                                           17,100      1,026,000
       Edwards (A G) Inc                                                               28,900      1,300,500
       Sun Life Financial Services of Canada                                           58,700      1,399,280
============================================================================================================
                                                                                                   4,243,760
2.16   GAMING
       Harrah's Entertainment(a)                                                       81,940      2,892,482
       MGM Mirage(a)                                                                   34,020      1,019,239
============================================================================================================
                                                                                                   3,911,721
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
0.23   GOLD & PRECIOUS METALS MINING
       Newmont Mining                                                                  22,100   $    411,281
============================================================================================================
2.15   HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Laboratory Corp of America Holdings(a)                                          19,200      1,476,480
       St Jude Medical(a)                                                              21,700      1,302,000
       Varian Medical Systems(a)                                                       15,600      1,115,400
============================================================================================================
                                                                                                   3,893,880
0.49   HEALTH CARE -- SERVICES
       First Health Group(a)                                                           36,600        882,792
============================================================================================================
7.15   HEALTH CARE DRUGS -- PHARMACEUTICALS
       Allergan Inc                                                                    16,600      1,419,300
       AmeriSource Health Class A Shrs(a)                                              14,700        812,910
       Andrx Group(a)                                                                  24,500      1,886,500
       Bergen Brunswig Class A Shrs                                                    41,300        793,786
       Forest Laboratories(a)                                                          59,600      4,231,600
       King Pharmaceuticals(a)                                                         38,350      2,061,312
       Teva Pharmaceutical Industries Ltd Sponsored ADR Representing Ord Shrs          27,700      1,725,710
============================================================================================================
                                                                                                  12,931,118
0.89   INSURANCE -- LIFE & HEALTH
       John Hancock Financial Services                                                 39,800      1,602,348
============================================================================================================
0.33   INSURANCE -- PROPERTY & CASUALTY
       Everest Re Group Ltd                                                             7,900        590,920
============================================================================================================
4.07   INVESTMENT BANK/BROKER FIRM
       Bear Stearns                                                                    21,600      1,273,752
       Federated Investors Class B Shrs                                                17,900        576,380
       Legg Mason                                                                      25,500      1,268,880
       Lehman Brothers Holdings                                                        19,240      1,495,910
       Price (T Rowe) Group                                                            19,800        740,322
       Waddell & Reed Financial Class A Shrs                                           62,942      1,998,408
============================================================================================================
                                                                                                   7,353,652
0.40   NATURAL GAS
       Dynegy Inc Class A Shrs                                                         15,700        730,050
============================================================================================================
2.44   OIL & GAS -- DRILLING & EQUIPMENT
       Cooper Cameron(a)                                                               25,275      1,410,345
       Nabors Industries(a)                                                            29,525      1,098,330
       Noble Drilling(a)                                                               22,490        736,547
       Smith International(a)                                                          19,550      1,171,045
============================================================================================================
                                                                                                   4,416,267
1.58   OIL & GAS -- EXPLORATION & PRODUCTION
       Anadarko Petroleum                                                              19,420      1,049,262
       Apache Corp                                                                     23,565      1,195,924
       Kerr-McGee Corp                                                                  9,100        603,057
============================================================================================================
                                                                                                   2,848,243
0.35   OIL WELL EQUIPMENT & SERVICES
       BJ Services(a)                                                                  22,300        632,874
============================================================================================================
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
0.43   REAL ESTATE
       HomeStore.com Inc(a)                                                            22,100   $    772,616
============================================================================================================
0.42   RESTAURANTS
       Starbucks Corp(a)                                                               33,000        759,000
============================================================================================================
0.61   RETAIL -- COMPUTERS & ELECTRONICS
       CDW Computer Centers(a)                                                         27,900      1,107,909
============================================================================================================
1.05   RETAIL -- DEPARTMENT STORES
       Kohl's Corp(a)                                                                  30,100      1,888,173
============================================================================================================
1.55   RETAIL -- SPECIALTY
       eBay Inc(a)                                                                     40,800      2,794,392
============================================================================================================
0.60   SAVINGS & LOAN COMPANIES
       Golden West Financial                                                           17,000      1,092,080
============================================================================================================
3.56   SERVICES -- ADVERTISING & MARKETING
       Interpublic Group                                                              21,600        633,960
       Lamar Advertising Class A Shrs(a)                                              30,000      1,320,000
       Omnicom Group                                                                  20,530      1,765,580
       TMP Worldwide(a)                                                               29,600      1,776,000
       WPP Group PLC(a)                                                               95,860        943,722
===========================================================================================================
                                                                                                  6,439,262
0.78   SERVICES -- COMMERCIAL & CONSUMER
       Robert Half International(a)                                                   56,400      1,403,796
===========================================================================================================
3.12   SERVICES -- COMPUTER SYSTEMS
       BISYS Group(a)                                                                 25,500      1,504,500
       DiamondCluster International Class A Shrs(a)                                   17,400        221,502
       KPMG Consulting(a)                                                             87,200      1,338,520
       Sapient Corp(a)                                                                25,060        244,335
       VeriSign Inc(a)                                                                38,760      2,325,988
===========================================================================================================
                                                                                                  5,634,845
0.38   SERVICES -- DATA PROCESSING
       SEI Investments                                                                14,420        683,508
===========================================================================================================
1.07   SERVICES -- PAYROLL PROCESSING
       Paychex Inc                                                                    48,475      1,939,000
===========================================================================================================
1.47   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Aether Systems(a)                                                               5,000         44,250
       Crown Castle International(a)                                                  48,620        797,368
       Nextel Partners Class A Shrs(a)                                                86,500      1,342,480
       Western Wireless Class A Shrs(a)                                               10,780        463,540
===========================================================================================================
                                                                                                  2,647,638
0.79   TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                                                          74,050      1,110,009
       Exodus Communications(a)(b)                                                   156,560        322,514
===========================================================================================================
                                                                                                  1,432,523

                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
2.44   TELEPHONE
       Amdocs Ltd(a)                                                                   28,350   $  1,526,647
       COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs(a)                  7,320        204,960
       McLeodUSA Inc Class A Shrs(a)                                                   88,680        407,041
       Time Warner Telecom Class A Shrs(a)                                             66,080      2,215,002
       XO Communications Class A Shrs(a)                                               30,500         58,560
============================================================================================================
                                                                                                   4,412,210
       TOTAL COMMON STOCKS (COST $186,115,285)                                                   160,146,626
============================================================================================================
11.41  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street Dated 6/29/2001 due
         7/2/2001 at 3.880%, repurchased at $20,635,670
         (Collateralized by US Treasury Inflationary Index Bonds,
         due 4/15/2028 at 3.625%, value $20,938,553)
         (Cost $20,629,000)                                                      $ 20,629,000     20,629,000
============================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $206,744,285)
       (Cost for Income Tax Purposes $209,168,700)                                              $180,775,626
============================================================================================================

FINANCIAL SERVICES FUND
92.93  COMMON STOCKS
12.60  BANKS-- MONEY CENTER
       Bank of America                                                                103,900   $  6,237,117
       JP Morgan Chase & Co                                                           189,260      8,440,996
       UBS AG Registered Shrs                                                          22,150      3,173,088
       Wells Fargo & Co                                                               240,550     11,168,736
============================================================================================================
                                                                                                  29,019,937
22.35  BANKS -- REGIONAL
       Bank of New York                                                               228,375     10,962,000
       Commerce Bancorp                                                                24,600      1,724,460
       Fifth Third Bancorp                                                            124,725      7,489,736
       FleetBoston Financial                                                          256,042     10,100,857
       Mellon Financial                                                                64,100      2,948,600
       National Commerce Financial                                                     80,300      1,956,911
       Northern Trust                                                                  86,500      5,406,250
       Silicon Valley Bancshares(a)                                                    54,250      1,193,500
       State Street                                                                    66,200      3,276,238
       Synovus Financial                                                               76,400      2,397,432
       TCF Financial                                                                   86,500      4,005,815
============================================================================================================
                                                                                                  51,461,799
2.42   CONSUMER FINANCE
       AmeriCredit Corp(a)                                                             48,200      2,503,990
       USA Education                                                                   42,000      3,066,000
============================================================================================================
                                                                                                   5,569,990
17.35  FINANCIAL -- DIVERSIFIED
       Ambac Financial Group                                                           80,200      4,667,640
       Capital One Financial                                                           76,300      4,578,000
       Citigroup Inc                                                                  223,940     11,832,990
       Edwards (A G) Inc                                                                5,000        225,000
       Fannie Mae                                                                      53,100      4,521,465

                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
       Freddie Mac                                                                     73,850   $  5,169,500
       Providian Financial                                                             84,080      4,977,536
       Stilwell Financial                                                             103,950      3,488,562
       Van der Moolen Holding NV                                                       19,300        504,887
============================================================================================================
                                                                                                  39,965,580
3.70   INSURANCE -- LIFE & HEALTH
       AFLAC Inc                                                                       76,000      2,393,240
       John Hancock Financial Services                                                 56,400      2,270,664
       Manulife Financial                                                              43,900      1,225,249
       Nationwide Financial Services Class A Shrs                                      60,100      2,623,365
============================================================================================================
                                                                                                   8,512,518
5.79   INSURANCE -- MULTI-LINE
       American International Group                                                    80,150      6,892,900
       Hartford Financial Services Group                                               17,400      1,190,160
       Radian Group                                                                   123,800      5,007,710
       Willis Group Holdings Ltd(a)                                                    13,600        241,400
============================================================================================================
                                                                                                  13,332,170
10.39  INSURANCE -- PROPERTY & CASUALTY
       Allstate Corp                                                                  176,900      7,781,831
       Chubb Corp                                                                      22,000      1,703,460
       Everest Re Group Ltd                                                            69,300      5,183,640
       MGIC Investment                                                                 44,500      3,232,480
       XL Capital Ltd Class A Shrs                                                     73,500      6,034,350
============================================================================================================
                                                                                                  23,935,761
2.56   INSURANCE BROKERS
       Gallagher (Arthur J) & Co                                                       54,700      1,422,200
       Marsh & McLennan                                                                44,260      4,470,260
============================================================================================================
                                                                                                   5,892,460
11.66  INVESTMENT BANK/BROKER FIRM
       E*TRADE Group(a)                                                               148,200        955,890
       Eaton Vance                                                                     29,900      1,040,520
       Federated Investors Class B Shrs                                                81,400      2,621,080
       Goldman Sachs Group                                                             69,000      5,920,200
       Instinet Group(a)                                                               53,300        993,512
       Lehman Brothers Holdings                                                       108,400      8,428,100
       Merrill Lynch & Co                                                              17,200      1,019,100
       Morgan Stanley Dean Witter & Co                                                 47,800      3,070,194
       Neuberger Berman                                                                33,900      2,305,200
       Waddell & Reed Financial Class A Shrs                                           15,800        501,650
============================================================================================================
                                                                                                  26,855,446
2.12   SAVINGS & LOAN COMPANIES
       Golden West Financial                                                           75,900      4,875,816
============================================================================================================
1.33   SERVICES -- COMMERCIAL & CONSUMER
       Concord EFS(a)                                                                  58,700      3,052,987
============================================================================================================

                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
0.66   SERVICES -- COMPUTER SYSTEMS
       Henry (Jack) & Associates                                                       49,100   $  1,522,100
============================================================================================================
       TOTAL COMMON STOCKS (COST $196,113,935)                                                   213,996,564
============================================================================================================
7.07   SHORT-TERM INVESTMENTS
2.18   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund, 3.650%
         (Cost $5,033,208)                                                          5,033,208      5,033,208
============================================================================================================
4.89   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/29/2001
         due 7/2/2001 at 3.880%, repurchased at $11,255,638
         (Collateralized by US Treasury Inflationary Index Bonds,
         due 4/15/2029 at 3.875%, value $11,444,640)
         (Cost $11,252,000)                                                      $ 11,252,000     11,252,000
============================================================================================================
       TOTAL SHORT-TERM INVESTMENTS (COST $16,285,208)                                            16,285,208
============================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $212,399,143)
       (Cost for Income Tax Purposes $215,977,890)                                              $230,281,772
============================================================================================================

HEALTH SCIENCES FUND
97.11  COMMON STOCKS
30.56  BIOTECHNOLOGY -- HEALTH CARE
       Abgenix Inc(a)                                                                 140,700   $  6,331,500
       Amgen Inc(a)                                                                   144,700      8,780,396
       Cephalon Inc(a)                                                                 63,200      4,455,600
       Genentech Inc(a)                                                               178,620      9,841,962
       Genzyme Corp-General Division(a)                                               179,000     10,919,000
       Gilead Sciences(a)                                                              84,700      4,928,693
       Human Genome Sciences(a)                                                        69,760      4,203,040
       IDEC Pharmaceuticals(a)                                                        179,230     12,132,079
       ImClone Systems(a)                                                              61,100      3,226,080
       Invitrogen Corp(a)                                                             120,200      8,630,360
       Medarex Inc(a)                                                                 130,720      3,071,920
       MedImmune Inc(a)                                                               237,000     11,186,400
       Millennium Pharmaceuticals(a)                                                  116,830      4,156,811
       Protein Design Labs(a)                                                          67,740      5,877,122
============================================================================================================
                                                                                                  97,740,963
7.89   HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Baxter International(a)                                                        179,840      8,812,160
       Laboratory Corp of America Holdings(a)                                          39,880      3,066,772
       St Jude Medical(a)                                                             135,460      8,127,600
       Varian Medical Systems(a)                                                       73,380      5,246,670
============================================================================================================
                                                                                                  25,253,202
5.66   HEALTH CARE -- SERVICES
       First Health Group(a)                                                          129,040      3,112,445
       HCA Inc                                                                        156,040      7,051,447

                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
       Tenet Healthcare(a)                                                            154,040   $  7,946,924
============================================================================================================
                                                                                                  18,110,816
53.00  HEALTH CARE DRUGS -- PHARMACEUTICALS
       Abbott Laboratories                                                            233,280     11,199,773
       Allergan Inc                                                                    78,470      6,709,185
       American Home Products                                                         239,625     14,003,685
       AmeriSource Health Class A Shrs(a)                                              93,020      5,144,006
       Andrx Group(a)                                                                  31,400      2,417,800
       AstraZeneca Group PLC Sponsored ADR Representing Ord Shrs                      290,800     13,594,900
       Aventis SA Sponsored ADR Representing Ord Shrs                                 154,800     12,366,972
       Bergen Brunswig Class A Shrs                                                   392,780      7,549,232
       Bristol-Myers Squibb                                                            72,900      3,812,670
       Cardinal Health                                                                 69,169      4,772,661
       DUSA Pharmaceuticals(a)                                                         18,500        264,180
       Forest Laboratories(a)                                                         116,860      8,297,060
       Johnson & Johnson                                                              321,863     16,093,150
       King Pharmaceuticals(a)                                                        217,420     11,686,325
       Lilly (Eli) & Co                                                                52,360      3,874,640
       Merck & Co                                                                      67,280      4,299,865
       Novartis AG Sponsored ADR Representing 1/40 Registered Shr                     110,480      3,993,852
       Pfizer Inc                                                                     335,176     13,423,799
       Pharmacia Corp                                                                 142,190      6,533,630
       Sanofi-Synthelabo SA                                                            89,800      5,891,913
       Serono SA ADR Representing 1/40 Bearer Shr                                     210,620      5,254,969
       Teva Pharmaceutical Industries Ltd Sponsored ADR Representing Ord Shrs         133,880      8,340,724
============================================================================================================
                                                                                                 169,524,991
       TOTAL COMMON STOCKS (COST $284,104,422)                                                   310,629,972
============================================================================================================
2.89   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/29/2001
         due 7/2/2001 at 3.880%, repurchased at $9,261,994
         (Collateralized by US Treasury Inflationary Index
         Bonds, due 4/15/2028 at 3.625%, value $9,400,161)
         (Cost $9,259,000)                                                       $  9,259,000      9,259,000
============================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $293,363,422)
       (Cost for Income Tax Purposes $297,504,788)                                              $319,888,972
============================================================================================================

TECHNOLOGY FUND
94.91  COMMON STOCKS
0.10   AEROSPACE & DEFENSE
       Northrop Grumman                                                                 3,600   $    288,360
============================================================================================================
0.38   CABLE
       Charter Communications Class A Shrs(a)                                          49,900      1,165,165
============================================================================================================
8.69   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       CIENA Corp(a)                                                                  108,400      4,119,200
       Comverse Technology(a)                                                          55,300      3,157,630
       Finisar Corp(a)                                                                 52,700        984,436
       JDS Uniphase(a)                                                                140,140      1,751,750

                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
       L-3 Communications Holdings(a)                                                   1,400   $    106,820
       New Focus(a)                                                                    13,900        114,675
       Nokia Corp Sponsored ADR Representing Ord Shrs                                 106,800      2,353,872
       Polycom Inc(a)                                                                 171,300      3,955,317
       Powerwave Technologies(a)                                                      131,300      1,903,850
       QUALCOMM Inc(a)                                                                 34,300      2,005,864
       Research in Motion Ltd(a)                                                       86,800      2,799,300
       Scientific-Atlanta Inc                                                          49,900      2,025,940
       Sonus Networks(a)                                                               47,500      1,109,600
============================================================================================================
                                                                                                  26,388,254
25.76  COMPUTER SOFTWARE & SERVICES
       Adobe Systems                                                                   43,100      2,025,700
       Affiliated Computer Services Class A Shrs(a)                                    46,800      3,365,388
       Agile Software(a)                                                               38,900        661,300
       BEA Systems(a)                                                                  67,500      2,072,925
       BMC Software(a)                                                                 76,100      1,715,294
       Cadence Design Systems(a)                                                       82,000      1,527,660
       Check Point Software Technologies Ltd(a)                                        66,200      3,347,734
       Computer Associates International                                               53,600      1,929,600
       Earthlink Inc(a)                                                               240,700      3,393,870
       Electronic Arts(a)                                                              22,200      1,285,380
       Inktomi Corp(a)                                                                 87,300        837,207
       Interwoven Inc(a)                                                               57,900        978,510
       Intuit Inc(a)                                                                   48,700      1,947,513
       i2 Technologies(a)                                                             119,260      2,361,348
       Liberate Technologies(a)                                                        76,300        835,485
       Manugistics Group(a)(c)                                                        106,000      2,660,600
       Mercury Interactive(a)                                                          72,800      4,360,720
       Micromuse Inc(a)                                                                32,100        898,479
       Microsoft Corp(a)(c)                                                            71,100      5,190,300
       Openwave Systems(a)                                                             68,861      2,389,477
       Oracle Corp(a)                                                                 141,400      2,686,600
       PeopleSoft Inc(a)                                                               33,300      1,639,359
       Peregrine Systems(a)                                                           135,187      3,920,423
       Rational Software(a)                                                           107,600      3,018,180
       Siebel Systems(a)(c)                                                            67,300      3,156,370
       SmartForce PLC Sponsored ADR Representing Ord Shrs(a)                          214,600      7,560,358
       Symantec Corp(a)                                                                19,200        838,848
       Synopsys Inc(a)                                                                 60,200      2,913,078
       TIBCO Software(a)                                                              182,700      2,333,079
       VERITAS Software(a)                                                             81,250      5,405,562
       webMethods Inc(a)                                                               45,600   $    965,808
============================================================================================================
                                                                                                  78,222,155
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
3.19   COMPUTER SYSTEMS
       Brocade Communications Systems(a)                                               95,000      4,179,050
       Dell Computer(a)                                                               127,800      3,341,970
       McDATA Corp
         Class A Shrs(a)                                                               39,200        687,960
         Class B Shrs(a)                                                               66,900      1,461,096
============================================================================================================
                                                                                                   9,670,076
3.08   COMPUTERS -- HARDWARE
       EMC Corp(a)                                                                    108,200      3,143,210
       International Business Machines                                                 19,300      2,180,900
       Sun Microsystems(a)                                                            256,300      4,029,036
============================================================================================================
                                                                                                   9,353,146
3.96   COMPUTERS -- NETWORKING
       Cisco Systems(a)                                                               148,700      2,706,340
       Emulex Corp(a)                                                                  41,700      1,684,680
       Extreme Networks(a)                                                             88,900      2,622,550
       Juniper Networks(a)                                                             66,500      2,068,150
       Network Appliance(a)                                                            33,300        456,210
       ONI Systems(a)                                                                  88,700      2,474,730
============================================================================================================
                                                                                                  12,012,660
1.18   COMPUTERS -- PERIPHERALS
       NVIDIA Corp(a)                                                                  38,400      3,561,600
============================================================================================================
8.84   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                                               129,300      6,658,950
       Flextronics International Ltd(a)                                               310,200      8,099,322
       Furukawa Electric Ltd                                                          142,000      1,132,858
       Jabil Circuit(a)                                                               128,200      3,956,252
       Sanmina Corp(a)                                                                149,600      3,502,136
       Solectron Corp(a)                                                              190,000      3,477,000
============================================================================================================
                                                                                                  26,826,518
17.84  ELECTRONICS -- SEMICONDUCTORS
       Advanced Micro Devices(a)                                                       62,000      1,790,560
       Analog Devices(a)                                                               90,500      3,914,125
       Applied Micro Circuits(a)                                                      105,900      1,821,480
       Atmel Corp(a)                                                                   48,300        651,567
       Broadcom Corp Class A Shrs(a)                                                   19,400        829,544
       Integrated Device Technology(a)                                                 75,300      2,386,257
       Intel Corp                                                                      84,800      2,480,400
       Linear Technology                                                              126,400      5,589,408
       Maxim Integrated Products(a)(c)                                                104,700      4,628,787
       Microchip Technology(a)                                                        198,250      6,627,497
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
       Micron Technology(a)                                                           105,700   $  4,344,270
       PMC-Sierra Inc(a)                                                               67,200      2,087,904
       QLogic Corp(a)                                                                  46,400      2,990,480
       RF Micro Devices(a)                                                            172,800      4,660,416
       Texas Instruments                                                              109,500      3,449,250
       Vitesse Semiconductor(a)                                                       137,300      2,888,792
       Xilinx Inc(a)                                                                   73,700      3,039,388
============================================================================================================
                                                                                                  54,180,125
3.12   ENTERTAINMENT
       AOL Time Warner(a)                                                             113,200      5,999,600
       Gemstar-TV Guide International(a)                                               81,800      3,484,680
============================================================================================================
                                                                                                   9,484,280
6.81   EQUIPMENT -- SEMICONDUCTOR
       Applied Materials(a)                                                            68,400      3,358,440
       ASM Lithography Holding NV New York Registered Shrs(a)                          81,700      1,817,825
       KLA-Tencor Corp(a)                                                              46,000      2,689,620
       Kulicke & Soffa Industries(a)                                                   48,000        823,680
       Lam Research(a)                                                                128,400      3,807,060
       LTX Corp(a)                                                                     10,900        278,604
       Novellus Systems(a)                                                             70,500      4,003,695
       Taiwan Semiconductor Manufacturing Ltd Sponsored ADR
         Representing 5 Ord Shrs(a)                                                    70,980      1,078,186
       Teradyne Inc(a)                                                                 27,400        906,940
       United Microelectronics ADR Representing 5 Ord Shrs(a)                         215,600      1,918,840
============================================================================================================
                                                                                                  20,682,890
0.21   HEALTH CARE -- SERVICES
       First Health Group(a)                                                           26,800        646,416
============================================================================================================
0.23   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                                     41,900        700,149
============================================================================================================
3.59   SERVICES -- COMPUTER SYSTEMS
       Akamai Technologies(a)                                                          53,900        494,532
       BISYS Group(a)                                                                  45,100      2,660,900
       Computer Sciences(a)                                                            63,300      2,190,180
       KPMG Consulting(a)                                                              55,000        844,250
       VeriSign Inc(a)                                                                 78,257      4,696,203
============================================================================================================
                                                                                                  10,886,065
3.19   SERVICES -- DATA PROCESSING
       Automatic Data Processing                                                       43,800      2,176,860
       First Data                                                                      57,000      3,662,250
       Fiserv Inc(a)                                                                   60,000      3,838,800
============================================================================================================
                                                                                                   9,677,910
0.77   SERVICES -- PAYROLL PROCESSING
       Paychex Inc                                                                     58,500      2,340,000
============================================================================================================
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
1.09   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Nextel Communications Class A Shrs(a)                                          149,600   $  2,618,000
       NTT DoCoMo                                                                          40        695,959
============================================================================================================
                                                                                                   3,313,959
0.98   TELECOMMUNICATIONS -- LONG DISTANCE
       Exodus Communications(a)                                                       467,900        963,874
       Qwest Communications International                                              63,271      2,016,447
============================================================================================================
                                                                                                   2,980,321
1.90   TELEPHONE
       Amdocs Ltd(a)                                                                   51,580      2,777,583
       McLeodUSA Inc Class A Shrs(a)                                                  201,200        923,508
       Time Warner Telecom Class A Shrs(a)                                             52,800      1,769,856
       XO Communications Class A Shrs(a)                                              162,700        312,384
============================================================================================================
                                                                                                   5,783,331
       TOTAL COMMON STOCKS (COST $382,358,347)                                                   288,163,380
============================================================================================================
0.20   OTHER SECURITIES
0.20   FINANCIAL-- DIVERSIFIED
       BlueStream Ventures LP(a)(e)(f) (Cost $600,000)                                600,000        600,000
============================================================================================================
4.89   SHORT-TERM INVESTMENTS
0.37   US GOVERNMENT AGENCY OBLIGATIONS
       Freddie Mac, Discount Notes, Series RB(d), 3.610%
         8/7/2001 (Amortized Cost $1,135,844)                                    $  1,140,000      1,135,844
============================================================================================================
1.66   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund, 3.650%
        (Cost $5,031,958)                                                           5,031,958      5,031,958
============================================================================================================
2.86   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/29/2001
         due 7/2/2001 at 3.880%, repurchased at $8,695,811
         (Collateralized by US Treasury Inflationary Index Bonds,
         due 4/15/2028 at 3.625%, value $8,829,234)
         (Cost $8,693,000)                                                       $  8,693,000      8,693,000
============================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $14,860,802)                                                             14,860,802
============================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $397,219,149)
       (Cost for Income Tax Purposes $420,481,375)                                              $303,624,182
============================================================================================================

TELECOMMUNICATIONS FUND
88.42  COMMON STOCKS
3.76   BROADCASTING
       EchoStar Communications Class A Shrs(a)                                         90,920   $  2,947,626
       General Motors Class H Shrs(a)                                                  86,500      1,751,625
============================================================================================================
                                                                                                   4,699,251
4.39   CABLE
       AT&T Corp-Liberty Media Group Class A Shrs(a)                                  154,600      2,703,954
       Comcast Corp Special Class A Shrs(a)                                            64,100      2,781,940
============================================================================================================
                                                                                                   5,485,894

                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
16.82  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Alcatel SA                                                     FR                4,100   $     85,735
       Asia Global Crossing Ltd Class A Shrs(a)                       BD              354,800      2,111,060
       CIENA Corp(a)                                                                   68,200      2,591,600
       Comverse Technology(a)                                                          46,300      2,643,730
       Corvis Corp(a)(b)                                                               72,650        318,933
       Finisar Corp(a)                                                                 14,900        278,332
       JDS Uniphase(a)                                                                 69,048        863,100
       Metromedia Fiber Network Class A Shrs(a)                                       111,080        226,603
       New Focus(a)                                                                    47,700        393,525
       Nokia Corp Sponsored ADR Representing Ord Shrs                 FI              129,120      2,845,805
       Nortel Networks                                                CA                7,240         65,812
       QUALCOMM Inc(a)                                                                 30,640      1,791,827
       Research in Motion Ltd(a)                                      CA               32,600      1,051,350
       Scientific-Atlanta Inc                                                          28,560      1,159,536
       Tekelec(a)                                                                     134,100      3,634,110
       Tellabs Inc(a)                                                                   3,200         62,016
       UTStarcom Inc(a)                                                                39,800        927,340
============================================================================================================
                                                                                                  21,050,414
5.26   COMPUTER SOFTWARE & SERVICES
       Digex Inc Class A Shrs(a)                                                      103,200      1,341,600
       Micromuse Inc(a)                                                                44,500      1,245,555
       Microsoft Corp(a)                                                               29,800      2,175,400
       Openwave Systems(a)                                                             49,034      1,701,480
       Portal Software(a)                                                              28,800        118,944
============================================================================================================
                                                                                                   6,582,979
0.67   COMPUTER SYSTEMS
       Brocade Communications Systems(a)                                               19,100        840,209
============================================================================================================
1.83   COMPUTERS -- HARDWARE
       EMC Corp(a)                                                                     78,740      2,287,397
============================================================================================================
3.67   COMPUTERS -- NETWORKING
       Cisco Systems(a)                                                                96,980      1,765,036
       Juniper Networks(a)                                                             27,600        858,360
       ONI Systems(a)                                                                  68,900      1,922,310
       Redback Networks(a)                                                              5,200         46,384
============================================================================================================
                                                                                                   4,592,090
5.60   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                               CA               42,100      2,168,150
       Flextronics International Ltd(a)                               SN               83,100      2,169,741
       Furukawa Electric Ltd                                          JA              129,900      1,036,325
       Sanmina Corp(a)                                                                 69,600      1,629,336
============================================================================================================
                                                                                                   7,003,552
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
4.04   ELECTRONICS -- SEMICONDUCTORS
       Agere Systems(a)                                                               160,600   $  1,204,500
       Applied Micro Circuits(a)                                                       66,360      1,141,392
       PMC-Sierra Inc(a)                                                               19,500        605,865
       RF Micro Devices(a)                                                             35,200        949,344
       Vitesse Semiconductor(a)                                                        54,880      1,154,675
============================================================================================================
                                                                                                   5,055,776
4.68   ENTERTAINMENT
       AOL Time Warner(a)                                                              66,560      3,527,680
       Gemstar-TV Guide International(a)                                               54,770      2,333,202
============================================================================================================
                                                                                                   5,860,882
0.06   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                                      4,800         80,208
============================================================================================================
3.10   NATURAL GAS
       Dynegy Inc Class A Shrs                                                         43,100      2,004,150
       El Paso                                                                         35,763      1,878,988
============================================================================================================
                                                                                                   3,883,138
12.11  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Cable & Wireless PLC                                           UK               81,400        478,817
       China Mobile Ltd(a)                                            HK              333,100      1,759,474
       Crown Castle International(a)                                                   91,020      1,492,728
       Leap Wireless International(a)                                                  20,800        630,240
       Nextel Communications Class A Shrs(a)                                          150,100      2,626,750
       Nextel Partners Class A Shrs(a)                                                165,000      2,560,800
       NTT DoCoMo                                                     JA                   88      1,531,110
       SignalSoft Corp(a)                                                              96,900      1,114,350
       Spectrasite Holdings(a)                                                         57,800        418,472
       Telecom Italia Mobile SpA(b)                                   IT              253,510      1,292,022
       Vodafone Group PLC                                             UK              563,426      1,248,034
============================================================================================================
                                                                                                  15,152,797
6.67   TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                                                          208,915      3,131,636
       Exodus Communications(a)(b)                                                    149,700        308,382
       Global Crossing Ltd(a)                                         BD              207,900      1,796,256
       Qwest Communications International                                              97,490      3,107,006
============================================================================================================
                                                                                                   8,343,280
15.76  TELEPHONE
       Amdocs Ltd(a)                                                                   52,770      2,841,664
       AT&T Canada Class B Depository Receipts(a)                     CA               44,820      1,350,427
       BellSouth Corp                                                                  86,260      3,473,690
       COLT Telecom Group PLC(a)                                      UK               37,600        260,173
       COLT Telecom Group PLC Sponsored ADR Representing
         4 Ord Shrs(a)                                                UK               14,120        395,360
       Illuminet Holdings(a)                                                           40,600      1,276,870
       McLeodUSA Inc Class A Shrs(a)                                                  407,650      1,871,114
                                                                 COUNTRY             SHARE OR
                                                                 CODE IF            PRINCIPAL
%      DESCRIPTION                                                NON US               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
       SBC Communications                                                              49,140     $1,968,548
       Time Warner Telecom Class A Shrs(a)                                            112,700      3,777,704
       WorldCom Inc-WorldCom Group(a)                                                 116,900      1,659,980
       XO Communications Class A Shrs(a)                                              438,200        841,344
============================================================================================================
                                                                                                  19,716,874
       TOTAL COMMON STOCKS (COST $179,684,588)                                                   110,634,741
============================================================================================================
0.19   FIXED INCOME SECURITIES -- CORPORATE BONDS
0.19   TELECOMMUNICATIONS -- LONG DISTANCE
       Esat Telecom Group PLC, Sr Deferred Step-Up Notes,
         Zero Coupon(e) 2/1/2007 (Amortized Cost $243,755)            IE         $    235,000        241,608
============================================================================================================
0.60   OTHER SECURITIES
0.60   FINANCIAL -- DIVERSIFIED
       BlueStream Ventures LP(a)(e)(f) (Cost $750,000)                                750,000        750,000
============================================================================================================
10.79  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/29/2001 due
         7/2/2001 at 3.880%, repurchased at $13,506,366 (Collateralized by US Treasury Inflationary Index Bonds, due 4/15/2028 at
         3.625%, value $13,706,223)(Cost $13,502,000)                            $ 13,502,000     13,502,000
============================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $194,180,343)
      (Cost for Income Tax Purposes $198,773,249)                                               $125,128,349
============================================================================================================

(a) Security is non-income producing.
(b) Loaned security, a portion or all of the security is on loan at June 30, 2001.
(c) Security is an affiliated company (See Notes).
(d) Security or a portion of the security has been designated as collateral for written options.
(e) The Technology and Telecommunciations Funds have remaining commitments of $900,000 and $937,500, respectively, to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partnership agreement.
(f) Step-up bonds are obligations which increase the interest rate at a specifies point in time. Rate shown relects current rate which may step up at a future date.
(g) The following are restricted securities at June 30, 2001:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                        VALUE AS
                                     ACQUISITION    ACQUISITION             % OF
DESCRIPTION                                DATES           COST       NET ASSETS
--------------------------------------------------------------------------------
TECHNOLOGY FUND
BlueStream Ventures LP                   8/3/00-
                                          6/1/01       $600,000          0.20%
================================================================================
TELECOMMUNICATIONS FUND
BlueStream Ventures LP                   8/3/00-
                                          6/1/01       $750,000          0.59%
================================================================================

OPTION CONTACTS

                                 NUMBER OF      EXPIRATION      EXERCISE      PREMIUM      MARKET
                                 CONTRACTS            DATE         PRICE     RECEIVED       VALUE
                                                                               (PAID)
-------------------------------------------------------------------------------------------------
TECHNOLOGY FUND

OPTIONS PURCHASED
PUTS
Maxim Integrated Products              524          7/1/51      $     40  $ (105,780)  $   34,060
=================================================================================================
OPTIONS WRITTEN
CALLS
Manugistics Group                     (42)          7/1/51      $     40  $    20,367  $    (210)
Maxim Integrated Products            (524)          7/1/51            45      174,203   (262,000)
Microsoft Corp                       (178)          7/1/51            70       61,764    (69,420)
Siebel Systems                       (229)          7/1/51            45       63,564   (112,210)
=================================================================================================
                                                                          $   319,898  $(443,840)
=================================================================================================

PUTS
Electronic Arts                      (203)        7/1/2051      $     55  $    46,079  $ (37,555)
=================================================================================================
TOTAL OPTIONS WRITTEN                                                         365,977   (481,395)
=================================================================================================

SUMMARY OF INVESTMENTS BY  COUNTRY

                                                                        % OF
                                                 COUNTRY          INVESTMENT
COUNTRY                                             CODE          SECURITIES             VALUE
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
Bermuda                                               BD               3.12%      $  3,907,316
Canada                                                CA               3.71          4,635,739
Finland                                               FI               2.28          2,845,805
France                                                FR               0.07             85,735
Hong Kong                                             HK               1.41          1,759,474
Ireland                                               IE               0.19            241,608
Italy                                                 IT               1.03          1,292,022
Japan                                                 JA               2.05          2,567,435
Singapore                                             SN               1.73          2,169,741
United Kingdom                                        UK               1.90          2,382,384
United States                                                         82.51        103,241,090
==============================================================================================
                                                                     100.00%      $125,128,349
==============================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                                  FINANCIAL
                                                               DYNAMICS            SERVICES     HEALTH SCIENCES
                                                                   FUND                FUND                FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                           $    206,744,285    $    212,399,143    $    293,363,422
===============================================================================================================
  At Value(a)                                          $    180,775,626    $    230,281,772    $    319,888,972
Cash                                                                  0             870,926                   0
Foreign Currency (Cost $0, $32,557 and $13,296,
  respectively)                                                       0              31,566              13,298
Receivables:
  Investment Securities Sold                                  1,915,718          11,659,709           5,840,167
  Fund Shares Sold                                            8,544,678           1,324,783             280,220
  Dividends and Interest                                         33,657             205,539             116,465
Collateral for Securities Loaned                              1,309,500                   0                   0
Prepaid Expenses and Other Assets                                 6,452               8,050              11,823
===============================================================================================================
TOTAL ASSETS                                                192,585,631         244,382,345         326,150,945
===============================================================================================================
LIABILITIES
Payables:
  Custodian                                                      56,990                   0              15,740
  Investment Securities Purchased                             4,131,587          12,760,518           3,138,435
  Fund Shares Repurchased                                       781,253              33,059           1,411,307
  Securities Loaned                                           1,309,500                   0                   0
Accrued Expenses and Other Payables                               6,882               9,189               7,039
===============================================================================================================
TOTAL LIABILITIES                                             6,286,212          12,802,766           4,572,521
===============================================================================================================
NET ASSETS AT VALUE                                    $    186,299,419    $    231,579,579    $    321,578,424
===============================================================================================================
NET ASSETS
Paid-in Capital(b)                                     $    254,905,373    $    219,057,157    $    341,240,231
Accumulated Undistributed Net Investment Income (Loss)        (381,377)           1,104,777             832,816
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions             (42,256,244)         (6,463,965)        (47,029,615)
Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions             (25,968,333)          17,881,610          26,534,992
===============================================================================================================
NET ASSETS AT VALUE                                    $    186,299,419    $    231,579,579    $    321,578,424
===============================================================================================================
Shares Outstanding                                           12,636,616          17,463,446          17,521,687
NET ASSET VALUE, Offering and Redemption Price
  per Share                                            $          14.74    $          13.26    $          18.35
===============================================================================================================

(a) Investment securities at cost and value at June 30, 2001 include repurchase agreements of $20,629,000, $11,252,000 and $9,259,000 for Dynamics,
    Financial Services and Health Sciences Funds, respectively.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to Dynamics Fund, 100 million have been allocated to Financial Services Fund and 100 million have been allocated to Health Sciences Fund.

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2001
UNAUDITED

                                                                 TECHNOLOGY           TELECOMMUNICATIONS
                                                                       FUND                         FUND
--------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                 $  397,219,149               $  194,180,343
========================================================================================================
  At Value(a)                                                $  303,624,182               $  125,128,349
Options Purchased at Value (Premiums Paid $105,780
  and $0, respectively)                                              34,060                            0
Cash                                                                 75,704                            0
Foreign Currency (Cost $137 and $75,590, respectively)                  136                       71,547
Receivables:
  Investment Securities Sold                                      1,562,710                      658,345
  Fund Shares Sold                                                4,162,366                    4,175,407
  Dividends and Interest                                             22,724                       21,858
Collateral for Securities Loaned                                  2,043,100                    1,867,644
Appreciation on Forward Foreign Currency Contracts                        0                          184
Prepaid Expenses and Other Assets                                    13,369                        5,637
========================================================================================================
TOTAL ASSETS                                                    311,538,351                  131,928,971
========================================================================================================
LIABILITIES
Options Written at Value (Premiums Received $365,977
  and $0, respectively)                                             481,395                            0
Payables:
  Custodian                                                               0                      188,478
  Investment Securities Purchased                                 2,455,912                    1,640,225
  Fund Shares Repurchased                                           132,048                       20,970
  Securities Loaned                                               2,043,100                    1,867,644
Accrued Expenses and Other Payables                                  11,788                       11,009
========================================================================================================
TOTAL LIABILITIES                                                 5,124,243                    3,728,326
========================================================================================================
NET ASSETS AT VALUE                                          $  306,414,108               $  128,200,645
========================================================================================================
NET ASSETS
Paid-in Capital(b)                                           $  681,497,293               $  299,009,203
Accumulated Undistributed (Distributions In Excess of)
  Net Investment Loss                                           (1,415,854)                    (259,623)
Accumulated Undistributed Net Realized Loss on Investment
  Securities, Foreign Currency Transactions and Option
  Contracts                                                   (279,885,235)                (101,492,627)
Net Depreciation of Investment Securities, Foreign Currency
  Transactions and Option Contracts                            (93,782,096)                 (69,056,308)
========================================================================================================
NET ASSETS AT VALUE                                          $  306,414,108               $  128,200,645
========================================================================================================
Shares Outstanding                                               15,913,737                   16,003,779
NET ASSET VALUE, Offering and Redemption Price per Share     $        19.25               $         8.01
========================================================================================================

(a) Investment securities at cost and value at June 30, 2001 include repurchase agreements of $8,693,000 and $13,502,000 for Technology and Telecommunications Funds, respectively.
(b) INVESCO Variable Investment Funds, Inc. have 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to Technology Fund and 100 million have been allocated to Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED

                                                                         FINANCIAL                 HEALTH
                                                       DYNAMICS           SERVICES               SCIENCES
                                                           FUND               FUND                   FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $      135,972     $    1,261,415         $      884,611
Dividends from Affiliated Investment Companies           84,498            102,369                 58,535
Interest                                                284,495            258,136                296,010
Securities Loaned Income                                     36                  0                      0
  Foreign Taxes Withheld                                (2,363)           (11,556)               (36,043)
=========================================================================================================
  TOTAL INCOME                                          502,638          1,610,364              1,203,113
=========================================================================================================
EXPENSES
Investment Advisory Fees                                618,201            790,817              1,082,104
Administrative Services Fees                            223,431            284,422                387,348
Custodian Fees and Expenses                              20,081             20,814                 26,489
Directors' Fees and Expenses                              7,115              7,268                  8,975
Interest Expenses                                             0              1,444                  3,482
Professional Fees and Expenses                           10,133              9,933                 11,571
Registration Fees and Expenses                              510                395                    621
Reports to Shareholders                                     968              1,844                  4,108
Transfer Agent Fees                                       2,500              2,500                  2,500
Other Expenses                                            2,245              2,196                  3,149
=========================================================================================================
  TOTAL EXPENSES                                        885,184          1,121,633              1,530,347
  Fees and Expenses Paid Indirectly                     (1,640)            (1,671)                (3,171)
=========================================================================================================
     NET EXPENSES                                       883,544          1,119,962              1,527,176
=========================================================================================================
NET INVESTMENT INCOME (LOSS)                          (380,906)            490,402              (324,063)
=========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                            (28,273,804)        (4,226,925)           (30,237,932)
  Foreign Currency Transactions                               0           (20,158)              (911,529)
=========================================================================================================
     Total Net Realized Loss                       (28,273,804)        (4,247,083)           (31,149,461)
=========================================================================================================
Change in Net Depreciation of:
  Investment Securities                            (11,631,446)        (9,052,290)           (13,761,441)
  Foreign Currency Transactions                        (76,946)          (130,049)               (22,596)
=========================================================================================================
     Total Net Depreciation                        (11,708,392)        (9,182,339)           (13,784,037)
=========================================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                (39,982,196)       (13,429,422)           (44,933,498)
=========================================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS       $ (40,363,102)     $ (12,939,020)         $ (45,257,561)
=========================================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2001
UNAUDITED

                                                        TECHNOLOGY    TELECOMMUNICATIONS
                                                              FUND                  FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $         124,878     $         226,846
Dividends from Affiliated Investment Companies             127,004                92,826
Interest                                                   412,262               353,558
Securities Loaned Income                                     1,010                   122
  Foreign Taxes Withheld                                   (4,423)              (13,242)
========================================================================================
  TOTAL INCOME                                             660,731               660,110
========================================================================================
EXPENSES
Investment Advisory Fees                                 1,281,904               641,811
Administrative Services Fees                               463,858               231,773
Custodian Fees and Expenses                                 25,290                20,584
Directors' Fees and Expenses                                11,348                 7,648
Professional Fees and Expenses                              12,419                10,403
Registration Fees and Expenses                               1,573                   856
Reports to Shareholders                                      7,520                 1,844
Transfer Agent Fees                                          2,500                 2,500
Other Expenses                                               6,339                 3,668
========================================================================================
  TOTAL EXPENSES                                         1,812,751               920,969
  Fees and Expenses Paid Indirectly                        (3,473)               (2,689)
========================================================================================
     NET EXPENSES                                        1,809,278               918,280
========================================================================================
NET INVESTMENT LOSS                                    (1,148,547)             (258,170)
========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                              (145,772,601)          (52,503,466)
  Foreign Currency Transactions                                  0             (502,771)
  Option Contracts                                         170,389                     0
========================================================================================
     Total Net Realized Loss                         (145,602,212)          (53,006,237)
========================================================================================
Change in Net Depreciation of:
  Investment Securities                                (5,894,800)          (21,402,480)
  Foreign Currency Transactions and
    Option Contracts                                     (164,800)             (893,167)
========================================================================================
     Total Net Depreciation                            (6,059,600)          (22,295,647)
========================================================================================
NET LOSS ON INVESTMENT SECURITIES,
  FOREIGN CURRENCY TRANSACTIONS AND OPTION
  CONTRACTS                                          (151,661,812)          (75,301,884)
========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS       $   (152,810,359)     $    (75,560,054)
========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                                                                 FINANCIAL SERVICES
                                                           DYNAMICS FUND                                  FUND

                                                 SIX MONTHS                 YEAR         SIX MONTHS                 YEAR
                                                      ENDED                ENDED              ENDED                ENDED
                                                    JUNE 30          DECEMBER 31            JUNE 30          DECEMBER 31
------------------------------------------------------------------------------------------------------------------------
                                                       2001                 2000              2001                  2000
                                                  UNAUDITED                              UNAUDITED
OPERATIONS
Net Investment Income (Loss)                  $   (380,906)        $   (296,167)     $     490,402         $     614,997
Net Realized Loss on Investment
  Securities and Foreign Currency
  Transactions                                 (28,273,804)         (13,730,633)       (4,247,083)           (2,199,693)
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
  Currency Transactions                        (11,708,392)         (19,151,450)       (9,182,339)            27,017,967
========================================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                       (40,363,102)         (33,178,250)      (12,939,020)            25,433,271
========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                     0                    0                 0               (9,474)
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions            0            (177,322)                 0             (151,739)
========================================================================================================================
TOTAL DISTRIBUTIONS                                       0            (177,322)                 0             (161,213)
========================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                   355,235,023          344,065,112       127,748,130           297,193,222
Reinvestment of Distributions                             0              177,322                 0               161,213
========================================================================================================================
                                                355,235,023          344,242,434       127,748,130           297,354,435
Amounts Paid for Repurchases of Shares        (299,182,043)        (169,944,328)     (103,545,438)         (111,489,519)
========================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                        56,052,980          174,298,106        24,202,692           185,864,916
========================================================================================================================
TOTAL INCREASE IN NET ASSETS                     15,689,878          140,942,534        11,263,672           211,136,974
NET ASSETS
Beginning of Period                             170,609,541           29,667,007       220,315,907             9,178,933
========================================================================================================================
End of Period                                 $ 186,299,419        $ 170,609,541     $ 231,579,579         $ 220,315,907
========================================================================================================================
Accumulated Undistributed Net Investment
  Income (Loss) Included in Net Assets at
  End of Period                               $   (381,377)        $       (471)     $   1,104,777         $     614,375

                           ----------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                      23,062,537           16,283,356         9,702,867            24,667,757
Shares Issued from Reinvestment of Distributions          0               10,425                 0                12,757
========================================================================================================================
                                                 23,062,537           16,293,781         9,702,867            24,680,514
Shares Repurchased                             (19,797,058)          (8,492,688)       (8,156,782)           (9,590,064)
========================================================================================================================
NET INCREASE IN FUND SHARES                       3,265,479            7,801,093         1,546,085            15,090,450
========================================================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.


                                                         HEALTH SCIENCES FUND                      TECHNOLOGY FUND

                                                 SIX MONTHS                 YEAR         SIX MONTHS                 YEAR
                                                      ENDED                ENDED              ENDED                ENDED
                                                    JUNE 30          DECEMBER 31            JUNE 30          DECEMBER 31
------------------------------------------------------------------------------------------------------------------------
                                                       2001                 2000              2001                  2000
                                                  UNAUDITED                              UNAUDITED
OPERATIONS
Net Investment Income (Loss)                  $   (324,063)        $   1,052,971     $ (1,148,547)         $  (1,483,910)
Net Realized Loss on Investment
  Securities, Foreign Currency Transactions
  and Option Contracts                         (31,149,461)         (15,612,832)     (145,602,212)          (133,961,528)
Change in Net Appreciation (Depreciation) of
  Investment Securities, Foreign Currency
  Transactions and Option Contracts            (13,784,037)           39,410,042       (6,059,600)          (109,384,237)
=========================================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                       (45,257,561)           24,850,181     (152,810,359)          (244,829,675)
=========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                     0             (30,299)                 0                      0
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions            0            (299,479)                 0            (1,037,917)
=========================================================================================================================
TOTAL DISTRIBUTIONS                                       0            (329,778)                 0            (1,037,917)
=========================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                   185,642,849          444,210,282       278,509,011          1,260,494,342
Reinvestment of Distributions                             0              329,778                 0              1,037,917
=========================================================================================================================
                                                185,642,849          444,540,060       278,509,011          1,261,532,259
Amounts Paid for Repurchases of Shares        (172,205,071)        (127,313,779)     (263,057,140)          (665,883,628)
=========================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                        13,437,778          317,226,281        15,451,871            595,648,631
=========================================================================================================================
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                   (31,819,783)          341,746,684     (137,358,488)            349,781,039
NET ASSETS
Beginning of Period                             353,398,207           11,651,523       443,772,596             93,991,557
=========================================================================================================================
End of Period                                 $ 321,578,424        $ 353,398,207     $ 306,414,108         $  443,772,596
=========================================================================================================================
Accumulated Undistributed Net Investment
  Income (Loss), Included in Net Assets at
  End of Period                              $      832,816        $   1,156,879     $ (1,415,854)         $    (267,307)

                           --------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                      10,283,727           23,110,382        11,878,690             30,159,553
Shares Issued from Reinvestment of Distributions          0               16,629                 0                 36,884
=========================================================================================================================
                                                 10,283,727           23,127,011        11,878,690             30,196,437
Shares Repurchased                              (9,678,803)          (6,937,598)      (11,609,139)           (17,083,736)
=========================================================================================================================
NET INCREASE IN FUND SHARES                         604,924           16,189,413           269,551             13,112,701
=========================================================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                               TELECOMMUNICATIONS FUND

                                                           SIX MONTHS              YEAR
                                                                ENDED             ENDED
                                                              JUNE 30       DECEMBER 31
---------------------------------------------------------------------------------------
                                                                 2001              2000
                                                            UNAUDITED
OPERATIONS
Net Investment Loss                                     $   (258,170)     $   (387,937)
Net Realized Loss on Investment Securities and
  Foreign Currency Transactions                          (53,006,237)      (48,395,864)
Change in Net Depreciation of Investment Securities
  and Foreign Currency Transactions                      (22,295,647)      (59,536,369)
=======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS               (75,560,054)     (108,320,170)
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income                                  0           (8,807)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                 0         (600,468)
=======================================================================================
TOTAL DISTRIBUTIONS                                                 0         (609,275)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             236,360,518       672,016,660
Reinvestment of Distributions                                       0           609,275
=======================================================================================
                                                          236,360,518       672,625,935
Amounts Paid for Repurchases of Shares                  (240,243,851)     (423,702,240)
=======================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                 (3,883,333)       248,923,695
=======================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (79,443,387)       139,994,250
NET ASSETS
Beginning of Period                                       207,644,032        67,649,782
=======================================================================================
End of Period                                           $ 128,200,645     $ 207,644,032
=======================================================================================
Accumulated Undistributed (Distributions In
  Excess of) Net Investment Loss Included in
  Net Assets at End of Period                           $   (259,623)     $     (1,453)

          -----------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                21,664,169        38,533,597
Shares Issued from Reinvestment of Distributions                    0            50,067
=======================================================================================
                                                           21,664,169        38,583,664
Shares Repurchased                                       (22,802,979)      (25,554,193)
=======================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                    (1,138,810)        13,029,471
=======================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Dynamics Fund, Financial Services Fund, Health Sciences Fund, Technology Fund and Telecommunications Fund (individually the "Fund" and collectively, the "Funds", presented herein), Blue Chip Growth Fund, Equity Income Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Total Return Fund and Utilities Fund. The investment objectives of the Funds are: To seek appreciation of capital for Dynamics Fund; to seek capital appreciation through investments in specific business sectors for Financial Services, Health Sciences and Technology Funds; and to seek capital appreciation and income on securities principally engaged in a specific business sector for Telecommunications Fund. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange. Option contracts are valued at the last sales price on the principal exchange on which the options are traded. If there is no last sales price reported, then the bid price will be used.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2001, each Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dynamics, Health Sciences, Technology and Telecommunications Funds incurred and elected to defer post-October 31 net capital losses of $4,617,893, $3,446,713, $49,995,847 and $14,665,312, respectively, to the year ended December 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. OPTIONS -- The Funds may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally purchase put options or writes call options to hedge against adverse movements in the value of portoflio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six months ended June 30, 2001, was as follows:

                                                 CALL OPTIONS                     PUT OPTIONS
----------------------------------------------------------------------------------------------------
                                            NUMBER           AMOUNT          NUMBER           AMOUNT
                                        OF OPTIONS      OF PREMIUMS      OF OPTIONS      OF PREMIUMS
----------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Options outstanding at December 31, 2000          0     $         0               0      $         0
Options written                               1,381         538,012             203           46,079
Options closed or expired                     (408)       (218,114)               0                0
Options outstanding at June 30, 2001            973     $   319,898             203      $    46,079

H. EXPENSES -- Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. Prior to June 15, 2001, the fee for Dynamics Fund was based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets in excess of $8 billion. Prior to June 15, 2001, the fee for Health Sciences and Technology Funds is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion. Effective June 15, 2001, the investment advisory fee for Dynamics, Financial Services, Health Sciences, Technology and Telecommunications Funds is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per Fund per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% (the "Incremental Fee") of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                               PURCHASES               SALES
--------------------------------------------------------------------------------
Dynamics Fund                                  $  79,997,738     $    40,707,063
Financial Services Fund                          190,175,495         159,329,185
Health Sciences Fund                             181,353,687         143,787,214
Technology Fund                                  207,323,239         173,433,682
Telecommunications Fund                           59,577,434          60,849,877

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                             NET
                                       GROSS           GROSS        APPRECIATION
FUND                            APPRECIATION    DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------
Dynamics Fund                  $  15,299,211   $  43,692,285     $  (28,393,074)
Financial Services Fund           19,282,735       4,978,853          14,303,882
Health Sciences Fund              28,279,666       5,895,482          22,384,184
Telecommunications Fund            2,414,094      76,058,994          73,644,900

                                                         NET
                                       GROSS           GROSS                 NET
POSITION                        APPRECIATION    DEPRECIATION        DEPRECIATION
--------------------------------------------------------------------------------
TECHNOLOGY FUND
Investment Securities          $   8,223,084   $ 125,080,277   $   (116,857,193)
Options Purchased                          0          71,720            (71,720)
Options Written                       28,681         144,099           (115,418)
                                                                ----------------
                                                               $   (117,044,331)

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses, for the six months ended June 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    UNFUNDED
                                     PENSION         ACCRUED             PENSION
FUND                                EXPENSES   PENSION COSTS           LIABILITY
--------------------------------------------------------------------------------
Dynamics Fund                  $       1,208   $           0      $        1,677
Financial Services Fund                  926               0               1,234
Health Sciences Fund                   1,708               0               2,407
Technology Fund                        3,676               0               5,315
Telecommunications Fund                1,601               0               2,423


The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian effective April 27, 2001. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. As of June 30, 2001, the Dynamics, Technology and Telecommunications Funds have on loan securities valued at $822,650, $1,950,946 and $1,563,805, respectively. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At June 30, 2001, there were no such securities lending arrangements for the Financial Services and Health Sciences Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended June 30, 2001, Financial Services and Health Sciences Funds borrowed cash at a weighted average rate ranging from of 5.17% to 5.63%. At June 30, 2001, there were no such borrowings and/or lendings for any Fund.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2001, there were no such borrowings for any Fund.

FINANCIAL HIGHLIGHTS
DYNAMICS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS                                         PERIOD
                                                      ENDED                                          ENDED
                                                    JUNE 30          YEAR ENDED DECEMBER 31    DECEMBER 31
----------------------------------------------------------------------------------------------------------
                                                       2001        2000      1999       1998       1997(a)
                                                  UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period            $   18.21   $   18.90 $   12.15  $   10.34     $   10.00
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                      (0.03)      (0.00)      0.00     (0.00)          0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (3.44)      (0.67)      6.75       1.98          0.32
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (3.47)      (0.67)      6.75       1.98          0.34
==========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)                0.00        0.00      0.00       0.02          0.00
In Excess of Net Investment Income(c)                  0.00        0.00      0.00       0.00          0.00
Distributions from Capital Gains                       0.00        0.00      0.00       0.15          0.00
In Excess of Capital Gains                             0.00        0.02      0.00       0.00          0.00
Total Distributions                                    0.00        0.02      0.00       0.17          0.00
==========================================================================================================
Net Asset Value -- End of Period                  $   14.74   $   18.21 $   18.90  $   12.15     $   10.34
==========================================================================================================

TOTAL RETURN(d)                                 (19.06%)(e)     (3.55%)    55.60%     19.35%      3.40%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)        $ 186,299   $ 170,610 $  29,667  $    308      $     257
Ratio of Expenses to Average Net Assets(f)(g)      0.53%(e)       1.09%     1.26%     1.45%       0.52%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(g)                          (0.23%)(e)     (0.24%)     0.04%   (0.64%)       0.63%(h)
Portfolio Turnover Rate                              26%(e)         58%       70%       55%         28%(e)

(a) From August 25, 1997, commencement of investment operations, through December 31, 1997.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 2000, 1999 and 1998.
(c) Distributions from Net Investment Income and in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09%, 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.24%), (0.95%), (13.95%) and (33.03%) (annualized), respectively.
(h) Annualized

FINANCIAL HIGHLIGHTS
FINANCIAL SERVICES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS             YEAR           PERIOD
                                                      ENDED            ENDED            ENDED
                                                    JUNE 30      DECEMBER 31      DECEMBER 31
---------------------------------------------------------------------------------------------
                                                       2001             2000          1999(a)
                                                  UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period            $   13.84        $   11.10        $   10.00
=============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.02             0.03             0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (0.60)             2.72             1.09
=============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (0.58)             2.75             1.10
=============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)                0.00             0.00             0.00
Distributions in Excess of Capital Gains               0.00             0.01             0.00
=============================================================================================
TOTAL DISTRIBUTIONS                                    0.00             0.01             0.00
=============================================================================================
Net Asset Value -- End of Period                  $   13.26        $   13.84        $   11.10
=============================================================================================

TOTAL RETURN(c)                                  (4.19%)(d)           24.80%        11.00%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)        $ 231,580        $ 220,316        $   9,179
Ratio of Expenses to Average Net Assets(e)(f)      0.53%(d)            1.09%         1.39%(g)
Ratio of Net Investment Income to Average
  Net Assets(f)                                    0.23%(d)            0.66%         0.67%(g)
Portfolio Turnover Rate                              80%(d)             114%           37%(d)

(a) From September 21, 1999, commencement of investment operations, through December, 31 1999.
(b) Distributions from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may included custodian fees).
(f) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09% and 2.48% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.66% and (0.42%) (annualized), respectively.
(g) Annualized

FINANCIAL HIGHLIGHTS
HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS                                         PERIOD
                                                      ENDED                                          ENDED
                                                    JUNE 30          YEAR ENDED DECEMBER 31    DECEMBER 31
----------------------------------------------------------------------------------------------------------
                                                       2001        2000      1999       1998       1997(a)
                                                  UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period            $   20.89   $   16.02 $   15.29  $   11.04     $   10.00
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                         (0.02)        0.05      0.02       0.05          0.10
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (2.52)        4.84      0.72       4.66          0.94
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.54)        4.89      0.74       4.71          1.04
==========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)                0.00        0.00      0.01       0.03          0.00
Distributions from Capital Gains                       0.00        0.00      0.00       0.34          0.00
In Excess of Capital Gains                             0.00        0.02      0.00       0.09          0.00
==========================================================================================================
TOTAL DISTRIBUTIONS                                    0.00        0.02      0.01       0.46          0.00
==========================================================================================================
Net Asset Value -- End of Period                  $   18.35   $   20.89 $   16.02  $   15.29     $   11.04
==========================================================================================================

TOTAL RETURN(d)                                 (12.16%)(e)      30.54%     4.86%     42.85%     10.40%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)       $ 321,578    $ 353,398 $  11,652  $   2,378     $     423
Ratio of Expenses to Average Net Assets(f)(g)     0.53%(e)        1.07%     1.48%      1.27%      0.60%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(g)                         (0.11%)(e)        0.68%     0.36%      0.35%      2.34%(h)
Portfolio Turnover Rate                             50%(e)         145%      173%       107%       112%(e)

(a) From May 22, 1997, commencement of investment operations, through December, 31 1997.
(b) The per share information was computed based on average shares for the year ended December 31, 1998.
(c) Dividends from Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.07%, 2.85%, 4.20% and 21.45% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.68%, (1.01%), (2.58%) and (18.51%) (annualized), respectively.
(h) Annualized

FINANCIAL HIGHLIGHTS
TECHNOLOGY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS                                         PERIOD
                                                      ENDED                                          ENDED
                                                    JUNE 30          YEAR ENDED DECEMBER 31    DECEMBER 31
----------------------------------------------------------------------------------------------------------
                                                       2001        2000      1999       1998       1997(a)
                                                  UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period            $   28.37   $   37.13 $   14.34  $   11.49     $   10.00
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                      (0.07)      (0.01)    (0.00)     (0.03)          0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (9.05)      (8.68)     22.79       2.96          1.44
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (9.12)      (8.69)     22.79       2.93          1.49
==========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                   0.00        0.00      0.00       0.01          0.00
In Excess of Net Investment Income                     0.00        0.00      0.00       0.01          0.00
Distributions from Capital Gains                       0.00        0.00      0.00       0.06          0.00
In Excess of Capital Gains                             0.00        0.07      0.00       0.00          0.00
==========================================================================================================
TOTAL DISTRIBUTIONS                                    0.00        0.07      0.00       0.08          0.00
==========================================================================================================
Net Asset Value -- End of Period                  $   19.25   $   28.37 $   37.13  $   14.34     $   11.49
==========================================================================================================

TOTAL RETURN(c)                                 (32.15%)(d)    (23.42%)   158.93%     25.69%     14.80%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)        $ 306,414   $ 443,773 $  93,992  $   1,577     $     414
Ratio of Expenses to Average Net Assets(e)(f)      0.52%(d)       1.02%     1.31%      1.40%      0.48%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                          (0.33%)(d)     (0.34%)   (0.40%)    (0.14%)      0.95%(g)
Portfolio Turnover Rate                              51%(d)         82%       95%       239%       102%(d)

(a) From May 21, 1997, commencement of investment operations, through December, 31 1997.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.
(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2000, 1999 and 1998, and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.02%, 1.52%, 6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.34%), (0.61%), (5.21%) and (17.82%) (annualized), respectively.
(g) Annualized

FINANCIAL HIGHLIGHTS
TELECOMMUNICATIONS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS             YEAR           PERIOD
                                                      ENDED            ENDED            ENDED
                                                    JUNE 30      DECEMBER 31      DECEMBER 31
---------------------------------------------------------------------------------------------
                                                       2001             2000          1999(a)
                                                  UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period            $   12.11        $   16.45        $   10.00
=============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                      (0.02)           (0.00)             0.00
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                           (4.08)           (4.30)             6.45
=============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (4.10)           (4.30)             6.45
=============================================================================================
LESS DISTRIBUTIONS
Dividends in Excess of Net Investment Income(c)        0.00             0.00             0.00
Distributions in Excess of Capital Gains               0.00             0.04             0.00
=============================================================================================
TOTAL DISTRIBUTIONS                                    0.00             0.04             0.00
=============================================================================================
Net Asset Value -- End of Period                  $    8.01        $   12.11        $   16.45
=============================================================================================

TOTAL RETURN(d)                                 (33.86%)(e)         (26.17%)        64.50%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)        $ 128,201        $ 207,644        $  67,650
Ratio of Expenses to Average Net Assets(f)(g)      0.55%(e)            1.06%         1.27%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(g)                          (0.15%)(e)          (0.16%)         0.11%(h)
Portfolio Turnover Rate                              39%(e)              51%           15%(e)

(a) From September 21, 1999, commencement of investment operations, through December, 31 1999.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the the year ended December 31, 2000 and the period ended December 31, 1999.
(c) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended December 31, 2000.
(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.06% and 1.28% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (0.16%) and 0.10% (annualized), respectively.
(h) Annualized

OTHER INFORMATION
UNAUDITED

On June 14, 2001, a special meeting of the shareholders of Dynamics , Health Sciences and Technology Funds was held at which the twelve directors (Proposal
1) identified below were elected. The elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between INVESCO Variable Investment Funds, Inc. - Dynamics, Health Sciences and Technology Funds and INVESCO Funds Group, Inc., the Investment Advisor, (Proposal 2) was ratified. The following is a report of the votes cast:

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN            TOTAL
--------------------------------------------------------------------------------
DYNAMICS FUND
Proposal 1
Victor L. Andrews          9,924,995             0      285,609       10,210,604
Bob R. Baker               9,929,623             0      280,981       10,210,604
Charles W. Brady           9,931,474             0      279,130       10,210,604
Lawrence H. Budner         9,925,752             0      284,852       10,210,604
James T. Bunch             9,930,969             0      279,635       10,210,604
Fred A. Deering            9,925,450             0      285,154       10,210,604
Wendy L. Gramm             9,928,109             0      282,495       10,210,604
Richard W. Healey          9,931,726             0      278,878       10,210,604
Gerald J. Lewis            9,929,118             0      281,486       10,210,604
John W. McIntyre           9,926,425             0      284,179       10,210,604
Larry Soll                 9,931,726             0      278,878       10,210,604
Mark H. Williamson         9,933,745             0      276,859       10,210,604

Proposal 2                 8,245,148     1,088,970      876,486       10,210,604

HEALTH SCIENCES FUND
Proposal 1
Victor L. Andrews         14,905,998             0      519,002       15,425,000
Bob R. Baker              14,925,073             0      499,927       15,425,000
Charles W. Brady          14,926,745             0      498,255       15,425,000
Lawrence H. Budner        14,912,753             0      512,247       15,425,000
James T. Bunch            14,903,278             0      521,722       15,425,000
Fred A. Deering           14,900,093             0      524,907       15,425,000
Wendy L. Gramm            14,921,893             0      503,107       15,425,000
Richard W. Healey         14,922,562             0      502,438       15,425,000
Gerald J. Lewis           14,920,778             0      504,222       15,425,000
John W. McIntyre          14,895,787             0      529,213       15,425,000
Larry Soll                14,898,896             0      526,104       15,425,000
Mark H. Williamson        14,925,683             0      499,317       15,425,000

Proposal 2                12,630,843     1,817,177      976,980       15,425,000

                                                      WITHHELD/
NOMINEE/PROPOSAL                 FOR       AGAINST      ABSTAIN            TOTAL
--------------------------------------------------------------------------------
TECHNOLOGY FUND
Proposal 1
Victor L. Andrews         13,293,322             0      545,071       13,838,393
Bob R. Baker              13,331,839             0      506,554       13,838,393
Charles W. Brady          13,331,597             0      506,796       13,838,393
Lawrence H. Budner        13,301,224             0      537,169       13,838,393
James T. Bunch            13,330,672             0      507,721       13,538,393
Fred A. Deering           13,297,091             0      541,302       13,838,393
Wendy L. Gramm            13,330,779             0      507,614       13,838,393
Richard W. Healey         13,328,889             0      509,504       13,838,393
Gerald J. Lewis           13,316,154             0      522,239       13,838,393
John W. McIntyre          13,300,099             0      538,294       13,838,393
Larry Soll                13,328,627             0      509,766       13,838,393
Mark H. Williamson        13,330,046             0      508,347       13,838,393

Proposal 2                11,150,362     1,666,874    1,021,157       13,838,393

                                YOU SHOULD
                               KNOW WHAT
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[INVESCO ICON]INVESCO FUNDS(R)

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Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



SSKV 9176 6/01